UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PATHEON INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 4, 2013

Dear Shareholder:

You are invited to attend the Annual and Special Meeting of Shareholders to be held at The Hilton Hotel, 145 Richmond St W, Toronto, Ontario, Canada, M5H 2L2 (“Osgoode Room”) at 10:30 a.m. (EDT) on Thursday, March 28, 2013. In addition to standard annual business, there is special business to be conducted at the meeting. The special business consists of the consideration and, if thought appropriate, the approval of an amendment to our by-laws to change the quorum requirement for meetings of our shareholders. The purpose of this proposed change is to bring our by-laws into alignment with those customary for U.S. reporting companies.

We look forward to your attendance at the meeting. Registered shareholders who are unable to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy as soon as possible and return it using any of the methods available. You may also vote using one of the other methods described in further detail in the enclosed Proxy Statement and Management Information Circular. Non-registered shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

For shareholders who are unable to attend the meeting, we invite you to listen to the simultaneous webcast of the meeting that will be available on our website at www.patheon.com. A recording of the webcast will also be available on our website following the meeting.

Yours truly,

Paul S. Levy
Chairman of the Board of Directors

NOTICE OF 2013 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the Annual and Special Meeting of Shareholders of Patheon Inc. (“Patheon”) will be held at The Hilton Hotel, 145 Richmond St W, Toronto, Ontario, Canada, M5H 2L2 (“Osgoode Room”) at 10:30 a.m. (EDT) on Thursday, March 28, 2013 to:

a)	receive Patheon’s consolidated financial statements for the fiscal year ended October 31, 2012, together with the report of the auditors thereon;

b)	elect nine directors;

c)	appoint Ernst & Young LLP as the auditors of Patheon for the ensuing year at remuneration to be fixed by Patheon’s board of directors;

d)	consider, and if thought appropriate, approve a resolution to amend Patheon’s By-law No. 1 (2008) to increase the quorum requirements for meetings of Patheon’s shareholders; and

e)	transact such other business as may properly come before the meeting.

Registered shareholders who are unable to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it in the envelope provided for your convenience. You may also be able to vote using one of the other methods described in further detail in the Proxy Statement and Management Information Circular (the “Proxy Statement”). Non-registered shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary. For your vote by proxy to be recorded, your proxy must be received by Computershare Investor Services Inc., at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, no later than 10:30 a.m. (EDT) on Tuesday, March 26, 2013, or, if the meeting is postponed or adjourned, at least 48 hours (excluding Saturdays, Sundays and holidays) before any postponed or adjourned meeting is (re)convened, unless otherwise determined by the chairperson of the meeting in his sole discretion.

Only shareholders of record as at the close of business on February 21, 2013 will be entitled to notice of and to vote at the meeting and any postponement(s) or adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to Be Held on March 28, 2013: the Proxy Statement and Annual Report to Shareholders are available at www.envisionreports.com/Patheon2013.

By order of the Board of Directors,

Michael E. Lytton
Executive Vice President, Corporate Development and Strategy and General Counsel

March 4, 2013

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

This Proxy Statement and Management Information Circular (“Proxy Statement”) is provided in connection with the solicitation by the management and board of directors (the “Board”) of Patheon Inc. (“Patheon” or the “Company”) of proxies to be used at the annual and special meeting of shareholders of Patheon (the “Meeting”), to be held at 10:30 a.m. (EDT) on Thursday, March 28, 2013 at The Hilton Hotel, 145 Richmond St W, Toronto, ON M5H 2L2 (“Osgoode Room”), and at any adjournment(s) or postponement(s) thereof, to transact the business set out in the accompanying Notice of Meeting. Requests for directions to the meeting location may be directed to the Assistant Corporate Secretary at Tel: 905-812-6801.

This solicitation is made by our management and Board. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by Patheon’s officers and directors (who will not receive additional remuneration for this service). Patheon may also retain, and pay a fee to, one or more proxy solicitation firms to solicit proxies from shareholders in favour of the matters set forth in the Notice of Meeting. However, as of the date hereof, no such contract or arrangement has been entered into with any person. Patheon will pay brokers or other persons holding restricted voting shares in their own names, or in the names of nominees, for their reasonable expenses for sending proxies and the Proxy Statement to beneficial owners of restricted voting shares and obtaining proxies therefor. The total cost of the solicitation will be borne directly by Patheon. The Proxy Statement and the form of proxy will be first sent to shareholders on or about March 4, 2013.

All information in this Proxy Statement is as of February 21, 2013, unless otherwise indicated. All currency references are in U.S. dollars, unless otherwise indicated.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian securities laws, which reflect Patheon’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans”, “expects” or “does not expect”, “forecasts”, “anticipates” or “does not anticipate”, “believes”, “intends” and similar expressions or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause Patheon’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Patheon’s current material assumptions include assumptions related to market conditions. For additional information regarding risks and uncertainties that could affect Patheon’s business, please see Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and Patheon’s subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. Although Patheon has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking statements are provided to help stakeholders understand Patheon’s expectations and plans as of the date of this Proxy Statement and may not be suitable for other purposes. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, shareholders should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this Proxy Statement and, except as required by law, Patheon assumes no obligation to update or revise them to reflect new events or circumstances.

PROXY INSTRUCTIONS

A brief summary of the voting process is set out below. Please note that different rules apply to registered shareholders and non-registered shareholders. You are a non-registered shareholder if your shares are registered in the name of an intermediary (such as a broker, securities dealer, trust company or a bank).

Q1. Who can vote at the Meeting?

Registered Shareholders

In respect of the election of directors, registered holders of Patheon’s restricted voting shares or Class I Preferred Shares, Series D (the “Special Voting Preferred Shares”) of record as at the close of business on February 21, 2013 will be entitled to vote at the Meeting.

In respect of the other business expected to be conducted at the Meeting as set forth in the Notice of Meeting, the registered holders of Patheon’s restricted voting shares of record as at the close of business on February 21, 2013 will be entitled to vote at the Meeting.

Please see “Voting Securities and Principal Shareholders” below for further information.

Non-Registered Shareholders

Non-registered shareholders hold their shares through intermediaries, such as banks, trust companies, securities dealers or brokers. If you are a non-registered shareholder, you should receive a package from your intermediary containing either (i) a voting instruction form that must be completed and signed by the non-registered holder in accordance with the directions on the voting instruction form or (ii) a form of proxy which may be signed by the intermediary and specifies the number of restricted voting shares beneficially owned by you, but is otherwise incomplete. The voting instruction form or the signed form of proxy provided by your intermediary will constitute voting instructions that the intermediary must follow and should be returned in accordance with the instructions set out in the applicable form for your vote to count at the Meeting.

If you are a non-registered shareholder and have not received such a package, please contact your intermediary.

Q2. How do I vote if I am a REGISTERED shareholder?

Voting In Person

If you are a registered shareholder as at the close of business on February 21, 2013 you have the right to attend and vote in person at the Meeting. Please register your attendance with the scrutineer, Computershare Investor Services Inc., upon arrival at the Meeting.

Voting By Proxy

If you are a registered shareholder as at the close of business on February 21, 2013 and are unable to be present at the Meeting in person, you can vote by using the form of proxy to appoint someone else to vote for you as your proxyholder. You can choose any individual or company you want to be your proxyholder, including any individual or company who is not a shareholder, by inserting that person’s name in the blank space provided in the enclosed form of proxy or by completing another form of proxy. If you leave the space in your enclosed form of proxy blank, the persons designated in the form, who are directors or officers of Patheon, are appointed to act as your proxyholder.

Voting By Telephone

If you are a registered shareholder as at the close of business on February 21, 2013 and are unable to be present at the Meeting in person, you can vote by telephone, toll free, 24 hours a day, 7 days a week at 1-866-732-VOTE (8683).

Voting By Internet

If you are a registered shareholder as at the close of business on February 21, 2013 and are unable to be present at the Meeting in person, you can vote by using the Internet by going to www.investorvote.com.

Q3. How do I vote if I am a NON-REGISTERED shareholder?

Voting in Person

Only registered shareholders or their duly appointed proxyholders are entitled to vote at the Meeting. If you are a non-registered shareholder and you wish to attend and vote in person at the Meeting, you must insert your own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by your intermediary and carefully follow the instructions provided by your intermediary for return of the executed form.

Voting by Voting Instruction Form or Intermediate Form of Proxy

If you are a non-registered shareholder you can vote by completing and signing the voting instruction form, following the directions provided on the voting instruction form (which may, in some cases, permit the completion of the voting instruction form by fax, internet or telephone voting) or form of proxy enclosed in the package, which you should have received from your intermediary.

Q4. How will my shares be voted if I give my proxy?

If you specify on the enclosed form of proxy that you want your restricted voting shares to be voted “for” or “withheld” from voting with respect to the election of directors or the appointment of auditors, then your proxyholder must vote or withhold your restricted voting shares accordingly. With respect to any other matter, if you specify on the enclosed form of proxy how you want your shares to be voted on a particular matter, then your proxyholder must vote your shares accordingly. If you specify that you “abstain” from voting on any matter, your shares will not be voted, but will be counted as shares present for the purpose of determining the presence of a quorum at the Meeting.

If you appoint the persons designated in the enclosed form of proxy as your proxyholders, but you do not specify how to vote on a particular matter, then your shares will be voted at the Meeting as follows:

•	FOR the election as directors of the nominees whose names are set out in this Proxy Statement;

•	FOR the appointment of Ernst & Young LLP as the auditors of Patheon for the ensuing year at remuneration to be fixed by the Board; and

•	FOR the resolution to approve an amendment to Patheon’s By-law No. 1 (2008) (the “By-laws”) to increase the quorum requirement for meetings of Patheon’s shareholders.

If amendments are proposed to these matters, or if any other matters are properly brought before the Meeting, your proxyholder will vote in accordance with his or her judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters. As of the date of this Proxy Statement, Patheon’s management is not aware of any such amendments or other matters to come before the Meeting.

Q5. What is quorum for the Meeting?

Two persons present and each holding or representing by proxy at least one issued share of Patheon shall be a quorum at the Meeting for the choice of a chairperson of the Meeting and for the adjournment of the Meeting to a fixed time and place but may not transact any other business. For all other purposes a quorum for the Meeting shall be two or more persons present and holding or representing by proxy not less than ten percent of the total number of the issued shares of Patheon for the time being enjoying voting rights at the Meeting. If a quorum is present at the opening of the Meeting, the shareholders present may proceed with the business of the Meeting, notwithstanding that a quorum is not present throughout the Meeting. With respect to transaction of business for which the class or series of shares entitled to vote has only one shareholder, that shareholder’s presence in person or by proxy constitutes a quorum for the Meeting.

Q6. How many votes are my shares entitled to?

Restricted voting shares

Each holder of restricted voting shares is entitled to one vote for each share held on all matters to be voted on at the Meeting, except the election of the three directors who may only be elected by the holders of the Special Voting Preferred Shares.

Special Voting Preferred Shares

Each holder of Special Voting Preferred Shares is entitled to one vote for each share to elect up to three directors of Patheon, but is not entitled to vote in respect of any other matters expected to be considered at the Meeting.

Q7. What votes are required for approval of the resolution to increase the quorum requirement in the By-laws?

Shareholders will be asked to vote “FOR” or “AGAINST” or to “ABSTAIN” on the resolution to increase the quorum requirement in the By-laws. Only votes “FOR” or “AGAINST” this resolution will be counted towards determining the votes cast on this resolution. “ABSTAIN” selections will not be counted for determining the number of votes cast with respect to this resolution. A majority of votes cast at the Meeting, whether in person or by proxy, “FOR” this matter, will constitute approval of this resolution.

Q8. What votes are required for election of directors?

Six directors to be elected by holders of restricted voting shares

For the election of directors by holders of restricted voting shares, provided that the number of nominees is equal to the number of directors required to be elected by such holders (six directors), the chairperson may declare that the persons so nominated are elected by acclamation. If the number of nominees is greater than the number of directors required to be elected, a vote will be conducted by ballot of the holders of restricted voting shares represented in person or by proxy at the Meeting. Each shareholder or proxyholder entitled to vote at the Meeting is entitled to one vote per restricted voting share held or represented. The six nominees receiving the greatest number of votes, as determined by the scrutineer, will be elected as directors. “WITHHOLD” selections will not be considered in determining which nominees have received the greatest number of votes.

Three directors to be elected by holders of Special Voting Preferred Shares

For the election of directors by holders of the Special Voting Preferred Shares, provided that the number of nominees is equal to the number of directors required to be elected by such holders (three directors), the chairperson may declare that the persons so nominated are elected by acclamation. If the number of nominees is greater than the number of directors required to be elected, a vote will be conducted by ballot of the holders of the Special Voting Preferred Shares represented in person or by proxy at the Meeting. Only holders of the Special Voting Preferred Shares are entitled to nominate directors to be elected by this class of shareholders. The three nominees receiving the greatest number of votes, as determined by the scrutineer, will be elected as directors. “WITHHOLD” selections will not be considered in determining which nominees have received the greatest number of votes.

Q9. What are the consequences of a registered shareholder failing to sign and return a form of proxy?

If a registered shareholder does not sign and return the form of proxy enclosed with this Proxy Statement or vote in person or by any other permitted fashion, no votes will be cast on behalf of such shareholder on any of the items of business at the Meeting.

Q10. What are the consequences of a non-registered shareholder failing to instruct its bank, broker or intermediary how to vote?

If a non-registered shareholder does not instruct its bank, broker or intermediary how to vote on any matter other than the appointment of auditors, no votes will be cast on behalf of such shareholder with respect to such proposal (including the election of directors) for which no instructions are given (a “broker non-vote”). Broker non-votes will be counted as shares present for the purpose of determining the presence of quorum at the Meeting.

If you are a holder of restricted voting shares and are unable to attend the Meeting, please exercise your right to vote by (i) completing, signing, dating and returning the enclosed form of proxy in the envelope provided for your convenience to Computershare Investor Services Inc., Patheon’s registrar and transfer agent, at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1; OR (ii) telephone, toll free, 24 hours a day, 7 days a week at 1-866-732-VOTE (8683); OR (iii) using the Internet by going to www.investorvote.com. For your vote by proxy to be recorded, it must be received by Computershare Investor Services Inc. by one of the available methods described no later than 10:30 a.m. (EDT) on Tuesday, March 26, 2013, or, if the Meeting is postponed or adjourned, at least 48 hours (excluding Saturdays, Sundays and holidays) before any postponed or adjourned Meeting is (re)convened, unless otherwise determined by the chairperson of the Meeting in his sole discretion.

If you are a holder of the Special Voting Preferred Shares and are unable to attend the Meeting, please exercise your right to vote by completing, signing, dating and returning the enclosed form of proxy in the envelope provided for your convenience to Patheon Inc., Attention: Corporate Secretary, 2100 Syntex Court, Mississauga, Ontario, Canada, L5N 7K9. For your vote by proxy to be recorded, it must be received by Patheon Inc. no later than 10:30 a.m. (EDT) on Tuesday, March 26, 2013, or, if the Meeting is postponed or adjourned, at least 48 hours (excluding Saturdays, Sundays and holidays) before any postponed or adjourned Meeting is (re)convened, unless otherwise determined by the chairperson of the Meeting in his sole discretion.

REVOCATION OF PROXY

You may revoke your proxy at any time prior to its use at the Meeting. In addition to revocation in any other manner permitted by law, a proxy may be revoked pursuant to Section 148(4) of the Canada Business Corporations Act (the “CBCA”) by depositing an instrument in writing executed by the shareholder or by the shareholder’s authorized attorney (or, if the shareholder is a corporation or other entity, the officers or other persons duly authorized to act on the shareholder’s behalf):

•

at Patheon’s registered office, located at 2100 Syntex Court, Mississauga, Ontario, Canada, L5N 7K9, at any time up to and including the last business day preceding the day of the Meeting or any adjournment of the Meeting; or

•	with the chairperson of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment of the Meeting.

You may also revoke your proxy by completing a proxy bearing a later date and returning it as specified above.

If you are a registered shareholder and you revoke your proxy and do not replace it with another that is deposited as specified above, you can still vote your shares, but must do so in person at the Meeting or any adjournment of the Meeting.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

As at February 21, 2013, Patheon had              restricted voting shares issued and outstanding. Each restricted voting share carries one vote on all matters to be voted on at the Meeting, except the election of those directors who may only be elected by the holders of the Special Voting Preferred Shares.

As at February 21, 2013, Patheon had 150,000 Special Voting Preferred Shares issued and outstanding and held by JLL Patheon Holdings, LLC (“JLL Patheon Holdings”). Each Special Voting Preferred Share carries one vote on the election of the three directors who may only be elected by the holders of the Special Voting Preferred Shares, but do not carry any votes with respect to any other matters to be considered at the Meeting. Accordingly, the Special Voting Preferred Shares currently entitle JLL Patheon Holdings and its affiliates (collectively, “JLL”) to elect three directors of the Company.

The particulars of voting rights for each class of Patheon’s shares on the election of directors are further discussed under “Business of Meeting—Election of Directors” below. Reference is also made to the disclosure of the characteristics of each class of Patheon’s shares set forth under “Description of Registrant’s Securities to be Registered” in Patheon’s Form 10/A, which was filed on April 13, 2011 with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.com and on April 26, 2011 on SEDAR at www.sedar.com. Upon request, a copy of the Form 10/A (excluding exhibits) will be provided free of charge to a security holder of the Company.

BUSINESS OF THE MEETING

The annual business to be conducted at the Meeting is as follows:

•	receipt of the 2012 audited consolidated financial statements;

•	election of directors; and

•	appointment of Ernst & Young LLP as the auditors of Patheon for the ensuing year at remuneration to be fixed by the Board.

The special business to be conducted at the Meeting is to consider and, if thought appropriate, to approve a resolution to amend the By-laws to increase the quorum requirement for meetings of Patheon’s shareholders.

Financial Statements

Patheon’s audited consolidated financial statements for the fiscal year ended October 31, 2012 (“Fiscal 2012”), together with the notes thereto and the report of the auditors thereon, were included in Patheon’s Annual Report on Form 10-K filed with the SEC at www.sec.gov on December 18, 2012 and also filed on SEDAR at www.sedar.com on the same date. The Fiscal 2012 financial statements will be presented to the shareholders at the Meeting. In accordance with the provisions of the CBCA, the audited consolidated financial statements and the auditors’ report thereon will not be voted on at the Meeting. These consolidated financial statements form part of Patheon’s 2012 Annual Report, which has been mailed to each shareholder with this Proxy Statement. Copies of Patheon’s 2012 Annual Report may also be downloaded in portable document format (PDF) from the SEDAR website or at www.envisionreports.com/Patheon2013.

Election of Directors

Patheon’s articles of amalgamation dated November 1, 2003 provide for the Board to consist of a minimum of three and a maximum of 12 directors. The articles of amendment dated April 26, 2007 provide that the holders of Special Voting Preferred Shares are entitled to elect up to three directors depending on the number of restricted voting shares owned by such holders. See “Interest of Informed Persons in Material Transactions—Compensation Committee Interlocks and Insider Participation—Arrangements with JLL.”

Proposed Nominees for Election as Directors at the Meeting

The Board has determined that the total number of directors to be elected at the Meeting is nine, consisting of six directors to be individually elected by the holders of restricted voting shares and three directors to be individually elected by the holders of Special Voting Preferred Shares. UNLESS OTHERWISE INSTRUCTED, THE PERSONS DESIGNATED IN THE FORM OF PROXY WILL VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS WHOSE NAMES ARE SET FORTH ON THE FOLLOWING PAGES. IF, FOR ANY REASON, AT THE TIME OF THE MEETING ANY OF THE NOMINEES IS UNABLE TO SERVE, AND UNLESS OTHERWISE SPECIFIED IN THE SIGNED PROXY, THE PERSONS DESIGNATED IN THE FORM OF PROXY WILL VOTE IN THEIR DISCRETION FOR A SUBSTITUTE NOMINEE OR NOMINEES.

The Board has approved the following nominees as the six directors of Patheon for election by the holders of restricted voting shares:

Daniel Agroskin

James C. Mullen

Brian G. Shaw

David E. Sutin

Joaquín B. Viso

Derek J. Watchorn

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013
JAMES C. MULLEN Massachusetts, USA Director since: February 2011 Not Independent Member of: N/A	2,312,085	4,000,000

Mr. Mullen, age 54, joined Patheon as Chief Executive Officer and became a member of our Board in February 2011, bringing over 30 years of experience in the pharmaceutical and biotechnology industries, over 20 of which have been spent at the executive level. Mr. Mullen served as the President and Chief Executive Officer of Biogen Idec Inc. (formerly known as Biogen, Inc.) (“Biogen”), a biotechnology company, from June 2000 to June 2010. Prior to that, Mr. Mullen held various operating positions at Biogen, including Vice President, Operations, and several manufacturing and engineering positions at SmithKline Beckman (now GlaxoSmithKline). Mr. Mullen previously served on the board of Biogen until June 2010 and currently serves on the board of PerkinElmer, Inc., a technology and service provider for diagnostics, research, environmental and industrial and laboratory services markets. Mr. Mullen holds a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration degree from Villanova University. Our Board has previously determined that Mr. Mullen’s extensive executive experience in the pharmaceutical and biotechnology industries and scientific and business educational background qualify him for service as a member of our Board and add value to the Company.

BRIAN G. SHAW Ontario, Canada Director since: December 2009 Independent Member of: Audit Committee	110,939	—

Mr. Shaw, age 59, joined our Board in December 2009. Mr. Shaw is a self-employed corporate advisor with substantial financial industry executive experience and particular expertise in capital markets and investing activities. From December 2004 to February 2008, Mr. Shaw served as Chief Executive Officer and Chairman of CIBC World Markets, the wholesale banking arm of a leading North American financial institution (“CIBC”). In addition, from 2002 to December 2004, Mr. Shaw served as the head of CIBC’s Global Equities Division. Mr. Shaw is currently a director of three privately held companies, Manulife Bank of Canada and Manulife Trust Company, each a financial services institution, and Ivey Canadian Exploration, Ltd., a natural resources exploration company. Mr. Shaw is a Chartered Financial Analyst (“CFA”) and holds a Master of Business Administration degree from the University of Alberta. Our Board has previously determined that Mr. Shaw’s executive experiences in the financial services industry, his CFA status and service as a director of the Toronto CFA Society and his educational background in business administration qualify him for service as a member of our Board and add value to the Company.

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013
DAVID E. SUTIN Ontario, Canada Director since: March 2011 Independent Member of: N/A	36,454	—

Mr. Sutin, age 60, joined our Board in March 2011. From May 2008 until December 2011, Mr. Sutin was a Managing Partner of Quest Partners Ltd., a financial advisory boutique. Since 2001, Mr. Sutin has been an independent financial advisor and investor, as well as a board member of several companies. Until 2001, Mr. Sutin was Executive Vice President of Harrowston Inc., a private equity firm. Mr. Sutin has over 30 years experience in corporate and real estate investment activity, including acquisitions, divestitures, public and private debt and equity financings, financial restructurings and operational turnarounds. Between June 2009 and December 2010, Mr. Sutin was a director of Sun Gro Horticulture Canada Ltd., and a trustee of Sun Gro Horticulture Income Fund. From March 2007 to May 2009, Mr. Sutin served as a director of Pay Linx Financial Corporation. Mr. Sutin is currently Chairman and a director of two private companies, Brampton Engineering Inc. and Furnace Mineral Products Inc. Mr. Sutin holds a Bachelor of Arts degree and Masters of Business Administration degree from York University. Our Board has previously determined that Mr. Sutin’s extensive corporate and financial advisory and investment experience, service on boards of directors and M.B.A. qualify him for service as a member of our Board and add value to the Company.

JOAQUIN B. VISO Puerto Rico, USA Director from: December 2004 – April 2009 and since December 2009 Independent Member of: Audit Committee, Corporate Governance Committee, Compensation and Human Resources Committee		—

Mr. Viso, age 70, joined our Board in December 2004, on which he served until April 29, 2009 and re-joined on December 4, 2009. From August 2005 to December 2006, Mr. Viso served as Chairman of Patheon Puerto Rico, Inc. (“Patheon P.R.”), formerly known as MOVA Pharmaceutical Corporation, which he founded in 1986. From December 2004 to August 2005, Mr. Viso served as President and Chief Executive Officer of Patheon P.R. Prior to founding MOVA Pharmaceutical Corporation, Mr. Viso was with SmithKline Beecham (now GlaxoSmithKline) for 16 years, where he held various senior management positions, including President and General Manager of Glaxo’s operations in Puerto Rico from 1978 to 1986. Currently, he is Chairman of MC-21 Corporation, a provider of pharmacy benefit management programs, and Grupo VL, Inc., a management services company. Mr. Viso is also a controlling shareholder of Alara Pharmaceutical Corporation (“Alara”). Mr. Viso holds a Bachelor of Science in Mechanical Engineering from the University of Puerto Rico and a Master of Science in Engineering from the University of Michigan. Our Board has previously determined that Mr. Viso’s service to the Company and extensive experience in the pharmaceutical industry, qualify him for service as a member of our Board and add value to the Company.

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013
DANIEL AGROSKIN (1) New York, USA Director since: December 2009 Not Independent Member of: Compensation and Human Resources Committee, Corporate Governance Committee	—	—

Daniel Agroskin, age 36, joined our Board in December 2009. Since January 2012, Mr. Agroskin has been a Managing Director of JLL Partners, a private equity firm, which he joined in July 2005 as a Vice President and for which he served as a Principal from July 2007 through December 2011. Prior to joining JLL Partners, Mr. Agroskin worked at JP Morgan Partners, a private equity investment firm, and in Merrill Lynch’s Mergers and Acquisitions Group. Mr. Agroskin is also a director on the boards of PGT, Inc., Builders FirstSource, Inc., American Dental Partners, Inc. and Medical Card System, Inc. Mr. Agroskin was previously a director on the board of PharmaNet Development Group, Inc. until July 2011. Mr. Agroskin holds a Bachelor of Arts degree from Stanford University and a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania. Our Board has previously determined that Mr. Agroskin’s extensive experience in the finance industry and M.B.A. from the Wharton School qualify him for service as a member of our Board and add value to the Company.

DEREK J. WATCHORN Ontario, Canada Director since: February 1998 Independent Member of: N/A	51,438	15,000

Mr. Watchorn, age 70, joined our Board in February 1998. Since November 2009, Mr. Watchorn has served as a senior advisor to Armadale Company Ltd. (“Armadale”), a privately held company based in Ontario, Canada, in connection with the proposed redevelopment of the Buttonville Airport lands located in the greater Toronto area. Mr. Watchorn is also currently a member of the Management Committee formed by the joint venture between the Cadillac Fairview Corporation and Armadale to undertake this redevelopment. From January 2007 to June 2009, Mr. Watchorn served as President, Chief Executive Officer and director of Revera Inc., a provider of accommodation and care for seniors. From October 2004 to January 2007, Mr. Watchorn served as President, Chief Executive Officer and a trustee of Retirement Residences Real Estate Investment Trust, also a provider of accommodation and care for seniors, which was acquired by Revera Inc. in January 2007. From October 2004 to December 2007, Mr. Watchorn also held a position as a trustee of IPC US Real Estate Investment Trust, an asset and property management trust. He served as Executive Vice-President, Strategic Initiatives, of Canary Wharf Group plc, a commercial property company, in London, England from January 2003 to June 2004 and as Executive Director of TrizecHahn Europe plc from 1999 until 2001. Before and after his senior management roles in Europe, Mr. Watchorn was a senior

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013

partner of the law firm Davies Ward Phillips & Vineberg LLP. Mr. Watchorn is currently a director of Timbercreek Mortgage Investment Corporation, a mortgage loan investment company. He is also a director of each of Treegrove Capital Limited and Limedale Ventures Limited, both private companies incorporated in Cyprus, which indirectly own, and provide asset and property management services to, office and retail properties located in Central and Eastern Europe. Mr. Watchorn holds an LL.B. from the University of Toronto. Our Board has previously determined that Mr. Watchorn’s executive and legal experiences qualify him for service as a member of our Board and add value to the Company. a director of Timbercreek Mortgage Investment Corporation, a mortgage loan investment company. He is also a director of each of Treegrove Capital Limited and Limedale Ventures Limited, both private companies incorporated in Cyprus, which indirectly own, and provide asset and property management services to, office and retail properties located in Central and Eastern Europe. Mr. Watchorn holds an LL.B. from the University of Toronto. Our Board has previously determined that Mr. Watchorn’s executive and legal experiences qualify him for service as a member of our Board and add value to the Company.

*	Each director’s current term of office will expire immediately following the Meeting.

JLL has approved the following nominees as the three directors of Patheon to be elected by the holders of the Special Voting Preferred Shares:

Michel Lagarde

Paul S. Levy

Nicholas O’Leary

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013
MICHEL LAGARDE (1) New York, USA Director since: December 2011 Not Independent Member of: Audit Committee, Compensation and Human Resources Committee, Corporate Governance Committee	—	—

Mr. Lagarde, age 38, joined our Board in December 2011. Mr. Lagarde is a Managing Director of JLL Partners, which he joined in January 2008. From February 1996 to December 2007 Mr. Lagarde was employed with the Philips Electronics group of companies. Mr. Lagarde served as Chief Executive Officer of Philips Electronics North America, Domestic Appliances and Personal Care division from April 2004 and as Chief Financial Officer from May 2006. Mr. Lagarde is also a director on the boards of American Dental Partners, Inc. and ACE Cash Express, Inc. Mr. Lagarde was previously a director on the board of PharmaNet Development Group, Inc. until July 2011. Mr. Lagarde holds a Bachelor of Business Administration degree from European University Antwerp, and an Executive Masters degree in Finance & Control from University of Amsterdam. Our

Director*	Restricted Voting Shares Owned, Controlled or Directed as at February 21, 2013	Outstanding Options as at February 21, 2013

Board has previously determined that Mr. Lagarde’s executive and finance positions at a manufacturer of consumer products and business and finance degrees qualify him for service as a member of our Board and add value to the Company.

PAUL S. LEVY (1) New York, USA Director since: April 2007 Not Independent Member of: N/A	—	—

Mr. Levy, age 65, joined our Board in April 2007 and became the Chair of our Board in February 2012. Mr. Levy is a Managing Director of JLL Partners, which he founded in 1988. Prior to founding JLL Partners, Mr. Levy was a Managing Director at Drexel Burnham Lambert, an investment bank, where he was responsible for the firm’s restructuring and exchange offer business in New York. Previously, Mr. Levy was Chief Executive Officer of Yves Saint Laurent Inc., New York, a fashion and cosmetics company, Vice President of Administration and General Counsel of Quality Care, Inc., a home healthcare company, and an attorney at Stroock & Stroock & Lavan LLP. Mr. Levy also serves on the boards of Builders FirstSource, Inc., PGT, Inc., Ross Education, LLC, Education Affiliates, Inc., ACE Cash Express, Inc., Medical Card System, Inc., IASIS Healthcare, LLC, American Dental Partners, Inc. and Lear Group, LLC. Mr. Levy is a director of J.G. Wentworth, LLC and J.G. Wentworth, Inc., which is the managing member of JGW Holdco, LLC. In May 2009, J.G. Wentworth LLC, J.G. Wentworth, Inc., and JGW Holdco, LLC filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Levy previously served as a director of New World Pasta Company, which filed for protection under Chapter 11 of the U.S. Bankruptcy Code in 2004 and as director of Motor Coach Industries International, Inc., which filed for protection under Chapter 11 of the U.S. Bankruptcy Code in 2008. Mr. Levy holds a Bachelor of Arts degree from Lehigh University, where he graduated summa cum laude and Phi Beta Kappa, and a Juris Doctor degree from the University of Pennsylvania Law School. He also holds a Certificate from the Institute of Political Science in Paris, France. Our Board has previously determined that Mr. Levy’s extensive service on boards of directors, executive experiences and his academic achievements and legal education qualify him for service as a member of our Board and add value to the Company.

NICHOLAS O’LEARY New York, USA Director since: February 2012 Not Independent Member of: N/A	—	—

Mr. O’Leary, age 29, joined our Board in February 2012. Mr. O’Leary joined JLL Partners as an Associate in July 2009 and was promoted to Senior Associate in July 2011 and Vice President in July 2012. Mr. O’Leary was employed with Merrill Lynch & Co., a financial management and advisory firm, in its Mergers and Acquisitions Group as an Analyst from June 2006 to June 2008 and as a Senior Analyst from June 2008 to June 2009. Mr. O’Leary holds a Bachelor of Arts degree from Washington and Lee University, where he graduated Phi Beta Kappa and magna cum laude. Our Board has previously determined that Mr. O’Leary’s experience in the finance industry qualifies him for service as a member of our Board and adds value to the Company.

*	Each director’s current term of office will expire immediately following the Meeting.

(1)

JLL Patheon Holdings beneficially owns, directly or indirectly,            restricted voting shares and 150,000 Special Voting Preferred Shares (collectively the “JLL Shares”). The 150,000 Special Voting Preferred Shares are held directly by JLL Patheon Holdings; JLL Patheon Holdings beneficially owns the            restricted voting shares by virtue of its position as a controlling member of JLL Patheon Holdings, Cooperatief U.A. (“JLL CoOp”), which holds the restricted voting shares directly.

By virtue of his position as managing director of JLL Associates G.P. V (Patheon), Ltd (“Cayman Limited”), the general partner of JLL Associates V (Patheon), L.P., which in turn is the general partner of JLL Partners Fund V (Patheon), L.P. (“Cayman LP”), which controls JLL Patheon Holdings, Mr. Levy may be deemed the beneficial owner of the JLL Shares. Mr. Levy disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

Each of Messrs. Agroskin, Levy and Lagarde is a stockholder and member of the 11 person nominating committee of Cayman Limited. By virtue of their positions as members of the nominating committee, these individuals have shared voting power with respect to the JLL Shares. Each of Messrs. Agroskin, Levy and Lagarde disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

It is not contemplated that any of these nominees will be unable or will become unwilling, for any reason, to serve as a director. Each of these proposed nominees, if elected, will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed.

Majority Voting Policy

The Toronto Stock Exchange (the “TSX”) has adopted amendments to its policies which require listed companies to disclose whether they have adopted a majority voting policy for the election of directors for non-contested meetings and, if not, (i) explain their practices for electing directors and (ii) why they have not adopted such a policy. A majority voting policy generally provides that a director who has received a majority of “withhold” selections must tender his or her resignation immediately after the meeting, to be effective upon acceptance by the board of directors, in which case the board would consider whether to accept the resignation and disclose its decision within a limited time period after receipt. Given the recent adoption of the policy by the TSX and the rights to elect directors attached to our restricted voting shares and Special Voting Preferred Shares, the Board has not yet determined whether to adopt a majority voting policy. Our directors are elected at each annual general meeting of shareholders. As discussed above under “Proxy Instructions—Q8. What votes are required for election of directors?”, holders of restricted voting shares are entitled to vote for the election of six directors at the Meeting. Holders of Special Voting Preferred Shares are entitled to vote for the election of three directors at the Meeting. If the number of nominees for election exceeds the number fixed for such election, the persons with the most “FOR” votes will be elected. If the number of persons nominated for election is the same as, or less than, the number of directors fixed by the Board, then the persons so nominated will be elected by acclamation.

Appointment of Auditors

On the recommendation of the Audit Committee, the Board recommends that Ernst & Young LLP be re-appointed as Patheon’s auditors until the next annual meeting of shareholders at remuneration to be fixed by the Board. Ernst & Young LLP have been auditors to Patheon and its predecessor corporation since May 1984. A representative from Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The Board recommends a vote FOR the appointment of Ernst & Young LLP as Patheon’s auditors for the ensuing year at remuneration to be fixed by the Board. THE PERSONS NAMED IN THE FORM OF PROXY WILL, UNLESS SPECIFICALLY INSTRUCTED OTHERWISE, VOTE FOR THE REAPPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF PATHEON AT REMUNERATION TO BE FIXED BY THE BOARD.

Amendment to the By-Laws with Respect to Quorum Requirements

Patheon’s By-Laws provide that two persons present and each holding or representing by proxy at least one issued share of Patheon shall be a quorum at a meeting of shareholders for the choice of a chair of such meeting and for the adjournment of the meeting to a fixed time and place, but may not transact any other business. For all other purposes, a quorum for a meeting of shareholders shall be persons present not being less than two in number and holding or representing by proxy not less than ten percent (10%) of the total number of the issued shares of Patheon enjoying voting rights at the meeting of shareholders. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting. With respect to transaction of business for which the class or series of shares entitled to vote has only one shareholder, that shareholder’s presence in person or by proxy constitutes a quorum for the meeting.

In order to bring our By-Laws into alignment with those customary for U.S. reporting companies, the Board has approved the submission to holders of restricted voting shares of the ordinary resolution set forth below to change the quorum requirement for meetings of shareholders to not less than two persons present in person or by proxy who together hold or represent at least one-third (33-1/3%) of Patheon’s outstanding restricted voting shares as follows:

“RESOLVED, as an ordinary resolution that:

1.

Paragraph 37 of By-law No. 1 (2008) of Patheon Inc. (the “Corporation”) enacted February 22, 2008 and confirmed by the Corporation’s shareholders on March 27, 2008, is hereby repealed without prejudice to any action heretofore taken thereunder and replaced with the following:

“37. Quorum.

Two persons present and each holding or representing by proxy at least one issued share of the Corporation shall be a quorum for any meeting of shareholders of the choice of a chair of the meeting and for the adjournment of the meeting to a fixed time and place but may not transact any other business; for all other purposes a quorum for any meeting shall be persons present not being less than two in number and holding or representing by proxy not less than one-third (33-1/3%) of the total number of issued and outstanding restricted voting shares of the Corporation entitled to vote at such meeting. If a quorum is present at the opening of the meeting of shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

Notwithstanding the foregoing, if the Corporation has only one shareholder, or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting and a quorum for such meeting.”

2.

Any one officer or any one director of the Corporation is hereby authorized to execute and deliver all documents and to do all acts and things necessary or desirable to give effect to this resolution; and

3.	The amendment to By-law No. 1 (2008) shall take effect upon confirmation by the shareholders of the Corporation at the 2013 Annual and Special Meeting of Shareholders.”

Vote Required and Recommendation of Board

In order to be effective, the resolution with respect to the amendment to the By-laws requires the approval of a majority of the votes cast by the holders of restricted voting shares present or represented by proxy at the Meeting. If the resolution with respect to the amendment to the By-laws is approved by the holders of restricted voting shares at the Meeting, the amendment to the By-laws will take effect immediately.

For the reasons indicated above, the Board and management of Patheon believe that the proposed amendment to the quorum requirements is in the best interests of Patheon and, accordingly, recommend that shareholders vote FOR the resolution to amend the By-laws to change the quorum requirement for meetings of shareholders in the form set forth above.

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE FOR THE ORDINARY RESOLUTION, THE TEXT OF WHICH IS LOCATED IN THIS PROXY STATEMENT, UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE. IN THE ABSENCE OF INSTRUCTIONS, THE PERSON NAMED IN THE ENCLOSED FORM OF PROXY INTENDS TO VOTE FOR THE ORDINARY RESOLUTION.

AUDIT COMMITTEE REPORT AND OTHER AUDIT INFORMATOIN

Audit Committee Report

The Audit Committee is composed of the following members of the Board of Directors of Patheon Inc. (the “Company”): Brian G. Shaw (Chair), Michel Lagarde and Joaquín B. Viso. The general role of the Audit Committee is to assist the Board in overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s consolidated financial statements.

In the performance of its oversight function, the Audit Committee has met and held discussions with management, who represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the Company’s independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Oversight Board. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee discussed the independent registered public accounting firm’s independence with it. In connection with such review and discussions, the Audit Committee has considered whether the provision of audit and non-audit services (and the aggregate fees billed for these services) to the Company is compatible with maintaining the independence of the Company’s independent registered public accounting firm.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with applicable auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the Company’s system of internal control over financial reporting and the preparation of the Company’s consolidated financial statements, and members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. The Audit Committee also hires and sets the compensation for the Company’s independent registered public accounting firm.

The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the Company’s independent registered public accounting firm do not assure that the audited consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with applicable auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

Based upon the reviews and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee’s charter, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended October 31, 2012 be included in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Patheon Inc.

Brian G. Shaw, Chair
Michel Lagarde
Joaquín B. Viso

Independent Auditor Fee Information

The fees of Ernst & Young LLP for Fiscal 2012 and the fiscal year ended October 31, 2011 (“Fiscal 2011”) were as follows:

	Fiscal 2012	Fiscal 2011
Audit Fees	$1,480.620	$1,335,425
Audit-Related Fees	22,467	105,481
Tax Fees	51,965	248,958
All Other Fees	2,529	—

Total	$1,557,581	$1,689,864

Audit Fees

This category includes fees billed for the fiscal year shown for professional services for the audit of the Company’s annual financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements. The services comprising the fees disclosed under this category in Fiscal 2012 and Fiscal 2011 included the audits and reviews of our financial statements and services in connection with our U.S. and Canadian regulatory filings, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and (in Fiscal 2012) services performed in connection with the Form 8-K we filed on October 2, 2012 recasting certain historical financial information into accounting principles generally accepted in the United States (“U.S. GAAP”) and the shelf registration statement we filed on the same date.

Audit-Related Fees

This category includes fees billed in the fiscal year shown for assurance and related services that are reasonably related to the performance of the audits and reviews of the Company’s financial statements and are not reported under the category “Audit Fees.” The services comprising the fees disclosed under this category included employee benefit audits, accounting assistance, due diligence services and (in Fiscal 2012) XBRL process consultations.

Tax Fees

This category includes fees billed in the fiscal year shown for professional services for tax compliance, tax planning and tax advice. The services comprising the fees disclosed under this category in each of Fiscal 2012 and Fiscal 2011 included transfer pricing studies, tax return preparation and/or review and technical tax assistance.

All Other Fees

This category includes fees billed in the fiscal year shown for products and services provided by Ernst & Young LLP that are not reported in any other category.

All audit and permissible non-audit services provided by the Company’s independent auditors must be pre-approved by the Audit Committee. All audit and non-audit services provided by the Company’s independent auditors during Fiscal 2012 and Fiscal 2011 were pre-approved by the Audit Committee.

PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

To the knowledge of the directors and officers of Patheon, the only person or company that beneficially owns, or controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to the two classes of voting shares of Patheon is JLL. JLL beneficially owns, directly or indirectly,            restricted voting shares of the Company (representing     % of the issued and outstanding restricted voting shares) and 150,000 Special Voting Preferred Shares of the Company (representing 100% of the issued and outstanding Special Voting Preferred Shares). The Special Voting Preferred Shares of the Company are held directly by JLL Patheon Holdings, and JLL Patheon Holdings beneficially owns the            restricted voting shares by virtue of its position as a controlling member of JLL CoOp, which holds such shares directly. The Special Voting Preferred Shares currently entitle JLL to elect three directors of the Company.

The following table sets forth information regarding the beneficial ownership of each class of our voting shares of stock as of February 21, 2013 for:

•	each person who is known by us to own beneficially more than 5% of any class of our voting shares;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. Under SEC rules, the number of shares of voting stock deemed outstanding includes shares issuable upon exercise of stock options held by the respective person or group that may be exercised within 60 days after February 21, 2013. For purposes of calculating each person’s or group’s percentage ownership, shares of voting stock issuable pursuant to stock options exercisable within 60 days after February 21, 2013 are reflected in the table below and included as outstanding and beneficially owned for that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

The percentages of shares outstanding provided in the table are based on            shares of our restricted voting shares outstanding as of February 21, 2013 and 150,000 shares of our Special Voting Preferred Shares outstanding as of February 21, 2013. The information as to securities beneficially owned, or controlled or directed, directly or indirectly, by each director, officer or other beneficial owner has been furnished to us by the respective person. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them, except, where applicable, to the extent authority is shared by spouses under community property laws.

The address for JLL Patheon Holdings is JLL Patheon Holdings, LLC, c/o JLL Partners, 450 Lexington Avenue, 31st Floor, New York, New York, 10017. The address of each of our directors and executive officers listed below is Patheon Inc., c/o Patheon Pharmaceuticals Services Inc., 4721 Emperor Boulevard, Suite 200, Durham, North Carolina, 27703.

Class of Voting Shares	Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Shares Underlying Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Special Voting Prefered Shares (Class I Preferred Shares, Series D)	JLL investors (1)	150,000	—	150,000	100.0%

Restricted Voting Shares	JLL investors	78,144,986	—	78,144,986	55.9%
	James C. Mullen	2,312,085	1,000,000	3,312,085	2.4%
	Michael Lytton (2)	299,030	—	299,030	*	%
	Stuart Grant	—	85,000	85,000	*	%
	Antonella Mancuso	—	200,598	200,598	*	%
	Geoffrey M. Glass	—	246,800	246,800	*	%
	Michel Lagarde (3)	—	—	—	—
	Paul S. Levy (4)	—	—	—	—
	Daniel Agroskin (5)	—	—	—	—
	Nicholas O’Leary (6)	—	—	—	—
	Brian G. Shaw	110,939	—	110,939	*	%
	David E. Sutin	36,454	—	36,454	*	%
	Joaquín B. Viso (7)	11,689,698	—	11,689,698	8.4%
	Derek J. Watchorn (8)	51,438	15,000	66,438	*	%
	Mark J. Kontny (9)	25,000	—	25,000	*	%
	Eric W. Evans (10)	—	—	—	*	%
	All directors and executive officers as a group (18 persons)	14,524,644	1,829,198	16,353,842	11.6%

*	Represents less than 1%
(1)

JLL Patheon Holdings beneficially owns, directly or indirectly,              of our restricted voting shares and 150,000 of our Special Voting Preferred Shares. The Special Voting Preferred Shares are held directly by JLL Patheon Holdings, and JLL Patheon Holdings beneficially owns              of our restricted voting shares by virtue of its position as a controlling member JLL CoOp, which holds the shares directly.

(2)	These shares are owned jointly by Mr. Lytton and his wife.
(3)

Mr. Lagarde is a Managing Director at JLL Partners and a shareholder and member of the 11 person nominating committee of Cayman Limited. By virtue of his position as a member of such nominating committee, Mr. Lagarde has shared voting power with respect to the JLL Shares. Mr. Lagarde disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

(4)

Mr. Levy is a Managing Director of JLL Partners. By virtue of his position as Managing Director of Cayman Limited, Mr. Levy may be deemed the beneficial owner of the JLL Shares. Mr. Levy is a shareholder and member of the 11 person nominating committee of Cayman Limited. By virtue of his position as a member of such nominating committee, Mr. Levy has shared voting power with respect to the JLL Shares. Mr. Levy disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

(5)

Mr. Agroskin is a Managing Director at JLL Partners and a shareholder and member of the 11 person nominating committee of Cayman Limited. By virtue of his position as a member of such nominating committee, Mr. Agroskin has shared voting power with respect to the JLL Shares. Mr. Agroskin disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

(6)

Mr. O’Leary is a member of the 11 person nominating committee of Cayman Limited. By virtue of his position as a member of such nominating committee, Mr. O’Leary has shared voting power with respect to the JLL Shares. Mr. O’Leary disclaims beneficial ownership of the JLL Shares except to the extent of any pecuniary benefit thereof.

(7)	These shares are owned jointly by Mr. Viso and his wife.
(8)	Mr. Watchorn holds 30,384 shares directly, and 21,054 shares through his personal investment company, DJW Investment Holdings Limited.
(9)

The number of shares shown for Dr. Kontny represents the number of shares registered in the name of Dr. Kontny, as determined from our list of registered shareholders as of the date hereof. Dr. Kontny ceased to be an executive officer of the Company as of August 13, 2012; therefore information on Dr. Kontny’s beneficial ownership of shares is not within our knowledge.

(10)	Mr. Evans ceased to be an executive officer of the Company as of November 1, 2011; therefore information on his beneficial ownership of shares is not within our knowledge.

EXECUTIVE OFFICERS

Executive Officers

Our executive officers, their ages and their positions are as follows:

Name	Age	Position
James C. Mullen	54	Chief Executive Officer
Stuart Grant	57	Executive Vice President, Chief Financial Officer
Geoffrey M. Glass	39	President, Product and Technology Commercialization
Michael J. Lehmann	50	President, Global Pharmaceutical Development Services
Antonella Mancuso	47	President, Global Commercial Operations and Chief Manufacturing Officer
Aqueel A. Fatmi	62	Executive Vice President, Global Research & Development and Chief Scientific Officer
Paul M. Garofolo	42	Executive Vice President, Global PDS Operations
Michael E. Lytton	55	Executive Vice President, Corporate Development and Strategy and General Counsel
Harry R. Gill, III	52	Senior Vice President, Quality and Continuous Improvement
Rebecca Holland New	38	Chief HR Officer and Senior Vice President, Human Resources and Corporate Communications

James C. Mullen, age 54, joined Patheon as Chief Executive Officer and became a member of our Board in February 2011, bringing over 30 years of experience in the pharmaceutical and biotechnology industries, over 20 of which have been spent at the executive level. Mr. Mullen served as the President and Chief Executive Officer of Biogen, a biotechnology company, from June 2000 to June 2010. Prior to that, Mr. Mullen held various operating positions at Biogen, including Vice President, Operations, and several manufacturing and engineering positions at SmithKline Beckman (now GlaxoSmithKline). Mr. Mullen previously served on the board of Biogen until June 2010 and currently serves on the board of PerkinElmer, Inc., a technology and service provider for diagnostics, research, environmental and industrial and laboratory services markets.

Stuart Grant, age 57, joined Patheon in February 2012 as Executive Vice President, Chief Financial Officer, bringing over 30 years of financial management experience to the Company, over 15 of which have been in the pharmaceutical industry. From 2007 to 2011, Mr. Grant served as Senior Vice President and Chief Financial Officer of BioCryst Pharmaceuticals, Inc., a pharmaceutical development company. Prior to that, Mr. Grant progressed through a variety of financial management positions at Serono SA (now Merck Serono), a global pharmaceutical services company, including Chief Financial Officer, USA, from 2002 to 2004 and Group Chief Financial Officer from 2004 to 2007. Mr. Grant also spent 15 years in finance at Digital Equipment Company and several years working as a tax consultant and senior auditor for Price Waterhouse (now PricewaterhouseCoopers) in Glasgow, Scotland.

Geoffrey M. Glass, age 39, joined Patheon in April 2009 as Senior Vice President, Marketing, Strategy and Corporate Development and Integration, and was subsequently promoted to Executive Vice President, Global Strategy, Sales and Marketing in October 2009. On December 17, 2012, following our acquisition of Sobel USA Inc., a Delaware corporation (“Sobel”), and Banner Pharmacaps Europe B.V., a private limited company organized under the laws of The Netherlands (“Banner Pharmacaps,” and together with Sobel, “Banner”), Mr. Glass was promoted to President, Product and Technology Commercialization. Prior to joining Patheon, Mr. Glass served approximately five years as an executive at Valeant Pharmaceuticals International, Inc., a California based global specialty pharmaceutical company (“Valeant”), including as Senior Vice President, Asian Operations, from April 2007 to June 2008, where he was responsible for all of Valeant’s business affairs in the region, which included over 250 products in 14 countries. Prior to leading the Asian business for Valeant, Mr. Glass served as Senior Vice President and Chief Information Officer of Valeant from March 2004 to April 2007, where he was responsible for all information technology-related matters for the company. Prior to joining Valeant, Mr. Glass was the Global Leader of Life Sciences Operations Excellence Practice for Cap Gemini (formerly known as Ernst & Young LLP Consulting). During his tenure at Cap Gemini, Mr. Glass led global teams through the successful implementation of business transformations at a number of leading life sciences organizations.

Michael J. Lehmann, age 50, joined Patheon in November 2012 as President, Global Pharmaceutical Development Services. From September 2005 to September 2012, Mr. Lehmann was employed by Covance, Inc. (“Covance”), one of the world’s largest drug development services companies, and from January 2009, held the position of Corporate Senior Vice President and General Manager in the Global Early Development business of Covance. In that role, Mr. Lehmann was responsible for global early development and profit and loss management. Previously, he served at Covance as Corporate Senior Vice President and President of the Global Nonclinical Safety Assessment business from January 2009 to October 2011, as Corporate Vice President and President of the Labs North America business from January 2008 to January 2009 and as General Manager of the Madison Site from September 2005 to January 2008. Prior to joining Covance, Mr. Lehmann worked for 17 years at GE Healthcare (a division of General Electric Company) in key operational and management roles.

Antonella Mancuso, age 47, joined Patheon in 2001 as Production Manager of Patheon’s facility in Monza, Italy and was appointed Site Director in June 2002. She became Director, Italian Operations in January 2005, with responsibility for integrating and managing both the Monza and Ferentino sites. In February 2009, Ms. Mancuso was appointed to the role of Senior Vice President and Managing Director, European Operations. In January 2012, Ms. Mancuso was appointed President, Global Commercial Operations and Chief Manufacturing Officer. Prior to joining Patheon, Ms. Mancuso held progressively senior roles in production and manufacturing during her six years at Bristol-Myers Squibb, a global biopharmaceutical company, in Italy.

Aqeel A. Fatmi, age 62, joined Patheon in January 2013 as Executive Vice President Global R&D and Chief Scientific Officer, bringing over 30 years of experience in the pharmaceutical industry. From August 2000 to January 2013, Dr. Fatmi served on Banner global leadership team as Global Vice President, Research and Development and Operations. Prior to joining Banner, from January 1998 to July 2000, Dr. Fatmi was a Co-Founder of the Georgia Combinatorial Chemistry Center at Georgia State University, which focused on discovering small molecules of drugs for the treatment of cancer, HIV and other infectious diseases. Prior to co-founding the Georgia Combinatorial Chemistry Center at Georgia State University, Dr. Fatmi spent a major part of his career, from June 1982 to December 1997, at Solvay Pharmaceuticals, Inc., formerly a pharmaceutical and chemical company (“Solvay”) that sold off its pharmaceutical division to Abbott Labs in February 2010. From January 1991 to December 1997, in his most recent positions at Solvay, Dr. Fatmi served as Vice President of Preclinical followed by Senior Vice President of Research and Development, where he was responsible for the development, approval and launch of new drugs. Dr. Fatmi holds a Ph.D. in Medicinal Chemistry from The University of Georgia, Athens, GA. After graduation in June 1981 Dr. Fatmi was a National Science Foundation Post-Doctoral Fellow for one year in the Department of Chemistry at The University of Georgia.

Paul M. Garofolo, age 42, joined Patheon in May 2008 as Senior Vice President and Chief Information Officer and was subsequently promoted to Executive Vice President and Chief Technology Officer in November 2008. Effective August 1, 2011, Mr. Garofolo’s role was revised to Executive Vice President - PDS Global Business Operations. Prior to joining Patheon, Mr. Garofolo had more than 17 years of information and management consulting leadership experience. Most recently, he served as Chief Information Officer and Vice President of Global IT at Valeant from 2004 to April 2008, where he was responsible for Valeant’s global IT organization, including the implementation of a series of new applications and processes. Prior to his service at Valeant, from 2000 to 2004, Mr. Garofolo was the Chief Technology Officer and Senior Vice President of Technology Services for Broadlane, the fourth largest Group Purchasing Organization within the U.S. healthcare market. He also worked in the management consulting industry for both Ernst & Young Global Limited and Oracle Corp.

Michael E. Lytton, age 55, joined Patheon in May 2011 as Executive Vice President, Corporate Development and Strategy and General Counsel. From January 2009 through February 2011, Mr. Lytton was Executive Vice President of Corporate and Business Development of Biogen. Prior to joining Biogen, from January 2001 through December 2008, Mr. Lytton was a General Partner with Oxford Bioscience Partners (“Oxford”), a venture capital firm investing in therapeutic, diagnostic and life science tool companies. Prior to Oxford, Mr. Lytton practiced law for 17 years and specialized in representing biomedical companies; he is a past Partner and member of the Executive Committee of the law firm Edwards Wildman Palmer and previously was a Partner of the law firm WilmerHale. From September 2004 to October 2011, Mr. Lytton was the Chairman of the Board of Santhera Pharmaceuticals AG, and he has also served on various boards of many other academic, non-profit and private and public for-profit companies throughout his career.

Harry R. Gill, III, age 52, joined Patheon in July 2010 as Global Vice President of Operational Excellence and Vice President of Business Management. In September 2012, Mr. Gill was promoted to his current position as Senior Vice President, Quality and Continuous Improvement. Prior to joining Patheon, he had over 25 years of experience in quality, plant operations, technical services and operational excellence. Mr. Gill held the position of Site General Manager at Wyeth (now Pfizer Inc.), a pharmaceutical company, from September 2006 to July 2010. Prior to Wyeth, Mr. Gill served as Director of Engineering at Baxter Healthcare from August 1998 to May 2001. In addition, he has eight years of combined international experience in Asia and Puerto Rico.

Rebecca Holland New, age 38, joined Patheon in August 2011 and currently serves as Chief HR Officer and Senior Vice President, Human Resources and Corporate Communications. Most recently, from November 2007 to July 2011, Ms. Holland New was Global Vice President, Human Resources at Bausch & Lomb, Inc. Prior to that, from April 2007 to October 2007, Ms. Holland New held global human resources leadership positions at Bausch & Lomb’s business operations, talent, corporate and pharmaceutical business units as well as global research and development. Prior to joining Bausch & Lomb, Ms. Holland New held human resources leadership positions at Novo Nordisk, Inc., from November 2003 to April 2007, and Bristol-Myers Squibb, from August 1996 to November 2003.

EXECUTIVE COMPENSATION

The following executives were our named executive officers for Fiscal 2012:

Name	Position
James C. Mullen	Chief Executive Officer
Stuart Grant	Executive Vice President, Chief Financial Officer (from February 15, 2012)
Geoffrey M. Glass	President, Product and Technology Commercialization (from December 17, 2012)
Antonella Mancuso	President, Global Commercial Operations and Chief Manufacturing Officer (from January 26, 2012)
Michael E. Lytton	Executive Vice President, Corporate Development and Strategy and General Counsel
Eric W. Evans	Former Chief Financial Officer (until November 1, 2011)
Mark J. Kontny	Former President, Global Pharmaceutical Development Services and Chief Scientific Officer (until August 13, 2012)

Mr. Evans’s employment with us terminated on November 1, 2011. Dr. Kontny’s employment with us terminated on August 13, 2012.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes our executive compensation philosophy, components and policies, including analysis of the compensation earned by our named executive officers for Fiscal 2012 as detailed in the accompanying tables.

Executive Summary

•

Setting Fiscal 2012 Compensation. In making compensation decisions for Fiscal 2012, our Compensation and Human Resources Committee (the “CHR Committee”) took into account a number of factors, including (i) the need to attract talented executives, including a new Chief Financial Officer; (ii) our financial performance and achievement of corporate objectives; and (iii) the achievement of individual objectives by each executive officer.

•

Elements of Compensation. Consistent with our philosophy that executive compensation should incentivize our executive officers to enhance shareholder value, each of our executive officers is compensated with base salary, short-term cash incentives and long-term incentives tied to the value of our restricted voting shares, as well as (to a lesser extent) perquisites and personal benefits, retirement benefits and termination and change of control benefits.

•	Key Compensation Decisions During Fiscal 2012. Our CHR Committee and our Board made the following key executive compensation decisions for Fiscal 2012:

•	Approval of compensation and related benefits in connection with the hiring of our CFO

•	Approval of compensation and related benefits in connection with promotion of new President, Global Commercial Operations and Chief Manufacturing Officer

•	Approval of option grants to certain of our executive officers

•	Approval of the Patheon Global Bonus Plan (the “2012 Bonus Plan”)

•	Approval of discretionary bonus payments to our executive officers

•	Approval of salary increases for certain of our executive officers

•	Approval of compensation

Compensation Philosophy and Objectives

Our compensation philosophy is based on pay for performance. We reward our executive officers for delivering superior performance that contributes to our long-term success and the creation of shareholder value.

The objectives of our compensation program are to:

•	attract and retain qualified and experienced individuals to serve as executive officers;

•	align the compensation level of each executive officer with his or her level of responsibility;

•	motivate each executive officer to achieve short and long-term corporate goals;

•	align the interests of executive officers with those of shareholders; and

•	reward executive officers for excellent corporate and individual performance.

Process for Determining Executive Compensation

Role of Our CHR Committee and Board

Our CHR Committee and Board share responsibility for determining executive compensation. Our Board’s involvement in the executive compensation process reflects its desire to oversee compensation decisions regarding our executive officers, particularly our Chief Executive Officer. Accordingly, our CHR Committee makes recommendations regarding, and our Board approves, our executive compensation policies and programs, the compensation of our CEO and the grant of equity awards. Our CHR Committee is solely responsible for approving the compensation of our executive officers other than our CEO, for establishing and approving payments under our annual cash incentive plan and for reporting such decisions to our Board.

Role of Executive Officers

Other than providing input into their individual performance objectives, neither our Chief Executive Officer nor our other executive officers have any role in recommending or setting their own compensation. Our Chief Executive Officer makes recommendations to our CHR Committee regarding the compensation of our other executive officers and provides input regarding executive compensation programs and policies generally.

Role of Compensation Consultants

We retained Mercer to act as our independent compensation consultant. Mercer reports directly to our CHR Committee. For Fiscal 2012, we engaged Mercer to assist our CHR Committee in implementing our compensation philosophy for the executive officers in keeping with our overall objectives, including by gathering relevant market data to assist our CHR Committee in making compensation decisions for our named executive officers. On occasion, we also engage Mercer to provide consulting services for non-executive compensation matters. The fees paid to Mercer for these additional services did not exceed $120,000 in Fiscal 2012.

Role of Benchmarking and Comparative Analysis

Our CHR Committee used market analyses provided by Mercer as a reference point to evaluate the competitiveness of the total compensation, and competitive positioning, of our executive officers. Under the terms of its engagement, and with our assistance, Mercer constructed a peer group of publicly traded companies with U.S. operations that are similar to us in terms of revenue size, industry and operating characteristics (the “Mercer Peer Group”) and compared the compensation of each of our executive officers to executive officers in similar positions at companies in the Mercer Peer Group. The companies comprising the Mercer Peer Group were as follows: PAREXEL International Corporation, The Cooper Companies, Inc., Charles River Laboratories International, Inc., ResMed Inc., Par Pharmaceutical Companies, Inc., Impax Laboratories, Inc., Integra

Lifesciences Holdings Corporation, Medicas Pharmaceutical Corp., Cubist Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., Kendle International Inc., BioMarin Pharmaceutical Inc., Myriad Genetics, Inc., Immucor, Inc., Onyx Pharmaceuticals, Inc. and Affymetrix, Inc. In addition, Mercer also reviewed proxy statement data for a number of companies in published compensation surveys, namely, (i) 2010 Mercer Executive Remuneration Survey; (ii) Radford Global Life Sciences Survey 2010; and (iii) Towers Watson Data Services 2010/2011 Survey Report on Top Management Compensation. The companies comprising each of the aforementioned surveys are listed in Appendices C, D, and E, respectively. Companies for which proxy statement data were collected are noted in italics. As discussed below, we used the results of Mercer’s review in connection with certain compensation decisions for our named executive officers.

Role of the Advisory (Non-binding) Vote to Approve Executive Compensation

We provide our shareholders with the opportunity to cast an advisory (non-binding) vote to approve executive compensation, or the “Say-on-Pay” proposal, every three years. At the 2012 Annual and Special Meeting of Shareholders, a substantial majority of the votes cast (over 94%) at that meeting voted in favor of the Say-on-Pay proposal, which our CHR Committee believes affirms our shareholders’ support of our executive compensation program. Our CHR Committee considered the result of this vote, and following such consideration, did not make any changes to our executive compensation decisions or policies. Our CHR Committee will continue to consider the outcome of the Say-on-Pay votes when making future compensation decisions for our named executive officers.

Elements of Compensation

Our overall executive compensation program includes the following major elements:

Element	Form	Performance Period	Determination
Base Salary	Cash	One year	Periodically reviewed against market and further adjusted based on individual experience and performance

Short-Term Incentives	Annual Cash Incentive Bonus	One year	Subject to our performance against pre-determined corporate objectives, individual achievement of personal performance objectives and the discretion of the CHR Committee

Long-Term Incentives	Stock Options	Generally vest over or after five years, depending on the award.

Based on share price appreciation up to a 10-year term with vesting typically over the initial five years

Exercise price based on the closing market price on the grant date

Final value based on market value at time of exercise relative to the exercise price

Perquisites	Relocation expenses and incentives, automobile allowances, health and sports club memberships, education allowances, enhanced medical, dental, life insurance and disability benefits, executive allowances	Provided in connection with executive benefit plans, recruitment and retention programs	Based on individually negotiated terms of employment or as introduced from time to time to enhance executive retention, in alignment with benefits plans and consistently applied precedents

Element	Form	Performance Period	Determination
Broad-Based Benefits	Health, dental, retirement, life insurance and disability	Ongoing	Consistent with the broad-based benefits offered by other multinational organizations

Termination/ Change of Control Benefits	Severance and related benefits in connection with certain terminations and changes of control	Provided in connection with specified events	Based on individually negotiated terms of employment or as introduced from time to time to enhance executive retention

Factors Considered in Making Individual Pay Decisions

Compensation Elements

At this time, we do not target a specific mix of executive compensation by allocating total compensation between cash and noncash pay, between current and long-term pay or among different types of long-term incentive awards. The profile of our executive compensation is driven by decisions made for each component of pay separately, which we intend to be appropriately competitive, as well as the impact of our decisions on total compensation. However, consistent with our compensation philosophy, our CHR Committee believes that a significant portion of each named executive officer’s compensation will be at risk.

Role of Company and Individual Performance

Our compensation philosophy is based on pay for performance. We reward our executive officers for delivering superior performance that contributes to our long-term success and the creation of shareholder value. In measuring such performance, we consider the achievement of both corporate and individual goals.

We reward significant contributions by our executive officers through salary increases, payments under our annual cash incentive plans and through long-term equity awards. In particular, our 2012 Bonus Plan was designed to focus our executive officers on the achievement of both corporate and individual performance objectives. The corporate performance objectives under our 2012 Bonus Plan were recommended to our CHR Committee by our Chief Executive Officer and approved by our CHR Committee.

The individual performance objectives under our 2012 Bonus Plan were determined by our CHR Committee in consultation with our Chief Executive Officer. Our Chief Executive Officer submitted individual performance objectives for our executive officers (who themselves had input into the determination of their individual objectives), other than himself, to our CHR Committee. Our CHR Committee reviewed the submitted individual performance objectives and approved them with any such changes as it believed appropriate. Our CHR Committee reviewed and approved the individual performance objectives for our current Chief Executive Officer.

Internal Pay Equity

We consider internal pay equity when setting compensation for our executive officers. Although we have not established a policy regarding the ratio of total compensation of our Chief Executive Officer to that of our other executive officers, we do review compensation levels to ensure that appropriate equity exists between our CEO and our other executive officers, as well as among our executive officers (other than the CEO). Differences in compensation among our named executive officers are attributable to differences in levels of experience, performance and market demand for executive talent.

Fixed Compensation—Base Salary

Overview

Base salary is intended to reflect the skills, competencies, experience and performance of each named executive officer. Base salary levels also are targeted to be comparable to salaries offered for positions involving similar responsibilities and complexity at other companies. Competitive base salaries enable us to attract and retain qualified individuals to serve as named executive officers. Base salary also aligns the compensation level of each named executive officer to his or her level of responsibility. Base salaries are adjusted annually where appropriate based on levels of responsibility and sustained performance. Base salary is linked to other elements of compensation such as the annual cash incentive bonus, certain retirement plan benefits and termination and change of control benefits.

Fiscal 2012 Base Salaries

The key salary decisions made during Fiscal 2012 for our named executive officers were as follows:

•

James C. Mullen. We did not provide Mr. Mullen a base salary increase during Fiscal 2012. Our CHR Committee reviewed Mr. Mullen’s salary in Fiscal 2012 and determined that it would not recommend a base salary increase to our Board because Mr. Mullen was recently hired in Fiscal 2011 at a base salary level appropriate for an individual with his experience and skills necessary to induce him to join the Company.

•

Stuart Grant. Mr. Grant was hired during Fiscal 2012, and his salary was based on the amount our CHR Committee determined to be appropriate to induce him to join the Company. Our CHR Committee determined Mr. Grant’s salary based on his past experience, skills and compensation from prior employers.

•

Geoffrey M. Glass. We increased Mr. Glass’s base salary during Fiscal 2012 from $350,000 to $383,000. Our CHR Committee determined that the increase was appropriate to reward individual merit, reflect additional responsibilities Mr. Glass had recently undertaken and to align his salary slightly above the peer group average for retention purposes.

•

Antonella Mancuso. We increased Ms. Mancuso’s base salary during Fiscal 2012 from 242,000 EUR to 280,000 EUR. Our CHR Committee determined that the increase was appropriate in connection with Ms. Mancuso’s promotion to make her base salary competitive among our peer companies and reflect additional responsibilities undertaken in her new role.

•

Michael E. Lytton. We did not provide Mr. Lytton a base salary increase during Fiscal 2012. Our CHR Committee reviewed Mr. Lytton’s salary in Fiscal 2012 and determined not to increase his salary since he was recently hired in Fiscal 2011 at a base salary level determined appropriate for an individual with his experience and skills.

•	Eric W. Evans. Since Mr. Evans’ employment with us terminated on November 1, 2011, our CHR Committee did not review his salary for Fiscal 2012.

•	Mark J. Kontny. We did not provide Dr. Kontny a base salary increase during Fiscal 2012. Dr. Kontny’s employment with us terminated on August 13, 2012.

For executives hired or receiving salary increases during Fiscal 2012, the target compensation range was between 100-120% of the Mercer Peer Group median.

Variable Compensation—Short-Term and Long-Term Incentives

The variable elements of our compensation include short-term incentives in the form of the opportunity for an annual cash incentive bonus and long-term incentives in the form of stock options. The level of variable compensation offered to our named executive officers is determined, in part, based on an overall assessment of our business performance, including achievement against stated corporate objectives.

Short-Term Incentive—Annual Cash Incentive Bonus

Overview

Under our 2012 Bonus Plan, our named executive officers and other members of our senior management may receive cash incentive bonuses based on certain performance criteria, subject to certain prescribed limits. The annual cash incentive bonus is intended to motivate our named executive officers to achieve short-term corporate and individual goals and to ultimately reward them for excellent corporate and individual performance. For Fiscal 2012, the annual cash incentive bonus for our named executive officers and other members of senior management was made in the discretion of our CHR Committee based on the achievement of certain corporate and individual objectives established by our CHR Committee and CEO.

2012 Bonus Opportunity

Target awards under our 2012 Bonus Plan are set forth in each named executive officer’s employment agreement. All of our named executive officers, other than Mr. Mullen, have a target bonus of 45% of base salary. For Fiscal 2012, Ms. Mancuso’s target bonus was 40% of her annual base salary through January 25, 2012, and 45% of her annual base salary following her promotion effective January 26, 2012. Mr. Mullen has a target bonus of 100% of base salary. We believe that maintaining the same target bonuses for each of our named executive officers other than our CEO appropriately rewards their performance, is consistent with principles of pay equity and helps us attract and retain the executives we need to run our business. Since Mr. Evans was no longer employed by us at the time we implemented the 2012 Bonus Plan, he never had any bonus opportunity under it. Dr. Kontny was no longer employed by us at the time of payout and therefore was not eligible to receive a payout under our 2012 Bonus Plan.

Our CHR Committee approved the various weights allocated to the different financial performance objectives under our 2012 Bonus Plan to incentivize contributions by our named executive officers to our overall corporate performance. In addition, our CHR Committee determined that part of the bonus opportunity should be based on the achievement of individual objectives to focus our named executive officers to execute on projects without an immediately quantifiable financial impact but that would contribute to both our short-term and long-term success.

Financial Objectives

Corporate Adjusted EBITDA comprised 50% of the corporate objectives for our named executive officers and is defined as income (loss) before discontinued operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income, refinancing expenses, acquisition-related expenses, gains and losses on sale of capital assets, gain on extinguishment of debt, income taxes, asset impairment charges, depreciation and amortization and other income and expenses, with additional adjustments for foreign currency exchange differences versus budgeted exchange rates and other one-time, non-operating gains or losses at the discretion of management.

Corporate Net Free Cash Flow comprised 25% of the corporate objectives for our named executive officers and is defined as cash flow from operations minus capital spending.

Corporate Revenue, as determined under U.S. GAAP, comprised 25% of the corporate objectives for our named executive officers.

Under our 2012 Bonus Plan, if we did not meet threshold performance of 90% of target for each of Corporate Adjusted EBITDA and Corporate Revenue and the threshold performance of positive Corporate Free Cash Flow, there would be no payout to our named executive officers under the Plan. If performance were to fall between threshold and target for Corporate Adjusted EBITDA and Corporate Revenue or if performance were to fall between target and maximum for these measures, payout factors would be interpolated on a straight-line basis.

In setting the financial targets under our 2012 Bonus Plan, our CHR Committee focused on establishing targets for which attainment was not assured and which would require significant effort on the part of our named executive officers. For Fiscal 2012, target Corporate Adjusted EBITDA, Corporate Net Free Cash Flow and Corporate Revenue were based on our 2012 budget.

The following table shows the payout percentages related to the achievement of each of our corporate goals under our 2012 Bonus Plan:

	Corporate Adjusted EBITDA	Corporate Net Free Cash Flow	Corporate Revenue
	Goal (millions of $)			Performance (% of Target)	Payout Factor(1)	Payout (% of Target Bonus)
Threshold	65.0	Positive	650.2	90%	0.5x	50%
Target	72.2	Positive	722.4	100%	1.0x	100%
Maximum	97.5	Positive	975.2	135%	1.5x	150%

(1)	Not applicable to Corporate Net Free Cash Flow objective. This component has a payout factor of 1.0 if positive, or 0 if negative.

Individual Objectives

In addition to corporate and/or financial objectives, a component of each named executive officer’s bonus eligibility was based on the achievement of individual objectives. At the end of Fiscal 2012, the Chief Executive Officer discussed with each then-employed named executive officer his or her achievement of individual objectives and assigned a performance rating. The CHR Committee discussed with the Chief Executive Officer his achievement of his individual objectives and assigned a performance rating. Under the 2012 Bonus Plan, the named executive officer’s performance rating served as a multiplier for his or her bonus eligibility based on achievement of the financial objectives as follows:

Rating	Description	Pay for Performance Multiplier
1	Not Acceptable	0
2	Sometimes Meets Expectations	0-0.5
3	Meets Expectations	0.75-1.0
4	Exceeds Expectations	1.0-1.25
5	Outstanding	1.25-1.75

Individual objectives for our named executive officers other than Mr. Evans included individual performance goals specific to such individual or his or her area of responsibility. Because Mr. Evans’s employment with us terminated on November 1, 2011, he did not have individual objectives for Fiscal 2012. Individual goals included timely achievement of certain strategic and financial goals, functional financial and budget goals, design and implementation of productivity measures, quality and compliance results, and development of new business opportunities, as follows:

•

James C. Mullen: (i) achieve certain goals under our transformation plan and strategic plan; (ii) fill key executive positions; (iii) improve our performance standards and culture, including customer focus; and (iv) achieve the financial goals under the 2012 Bonus Plan.

•

Stuart Grant: (i) achieve certain financial goals, including those contained in the 2012 Bonus Plan; (ii) create an effective worldwide finance function and process to support our strategic transformation; (iii) ensure accounting regulatory compliance; and (iv) build relationships and an investor relations plan to add shareholder value.

•

Geoffrey M. Glass: (i) create partnership and senior relationships with certain identified customers; (ii) successfully launch certain service offerings and partnerships for offerings; (iii) establish and implement a comprehensive sales plan; and (iv) achieve certain financial and operational goals.

•

Antonella Mancuso: (i) achieve the financial goals in the 2012 Bonus Plan for our CMO business, which include achieving certain Fiscal 2012 CMO revenue; (ii) define and implement a new organizational model for our CMO business; (iii) meet target procurement expectations; and (iv) achieve certain goals under our transformation plan.

•

Michael E. Lytton: (i) coordinate and support the progression of certain strategic initiatives related to our transformation plan; (ii) work with other members of our executive team to develop a strategy for inorganic growth and the business adjacencies and mergers and acquisitions elements of our strategic plan; (iii) centralize management of our legal function; (iv) support the sales and marketing function; and (v) work with certain other functions to pursue an appropriate risk management approach.

•

Mark J. Kontny: (i) achieve the financial goals in the 2012 Bonus Plan for our PDS business, which include achieving certain Fiscal 2012 revenue and earnings before interest, taxes, depreciation and amortization; (ii) complete the reorganization of our PDS business structure; (iii) achieve certain goals under our transformation plan, including in connection with our One-Patheon initiative; and (iv) create specific plans to facilitate downstream revenue growth.

2012 Bonus Plan Results

The following table shows the percentage of achievement of the financial objectives applicable to our named executive officers eligible for a bonus for Fiscal 2012:

(in millions of $ unless otherwise noted) Financial Objective	Target	Actual	Achievement (%)
Corporate Adjusted EBITDA	72.2	79.4	110
Corporate Net Free Cash Flow	Positive	Negative	0
Corporate Revenue	722.4	773.3	107

Since we did not meet our threshold goals for all three corporate financial objectives under the 2012 Bonus Plan, none of our named executive officers received a payout under the 2012 Bonus Plan. However, under certain circumstances, as authorized by its charter, our CHR Committee may deem it appropriate to award discretionary bonuses to certain named executive officers. Our CHR Committee determined that awarding discretionary cash bonuses to these individuals was consistent with our pay-for-performance philosophy because, among other things, we exceeded our Corporate Adjusted EBITDA and Corporate Revenue targets under the 2012 Bonus Plan, we exceeded our operational excellence goals, and each of these individuals made significant contributions to the Company’s success. The bonuses awarded to these individuals were as follows:

Name(1)	Target Bonus Opportunity	Target Fiscal 2012 Bonus ($)		Actual Bonus Paid ($)
James C. Mullen	100%	900,000		1,000,000
Stuart Grant	45%	193,500		200,000
Geoffrey M. Glass	45%	172,350		170,000
Antonella Mancuso	40-45%	142,739	(2)	210,000
Michael E. Lytton	45%	180,000		200,000
Mark J. Kontny	45%	—		—	(3)

(1)	Mr. Evans was not eligible to receive a bonus for Fiscal 2012. See “—2012 Bonus Opportunity.”
(2)

The amount shown for Ms. Mancuso’s target Fiscal 2012 bonus represents 40% of her annual base salary through January 25, 2012, and 45% of her annual base salary following her promotion effective January 26, 2012, based on an exchange rate of 1 EUR to 1.30 USD in effect on December 1, 2012.

(3)

Dr. Kontny’s employment with the Company ended on August 13, 2012. Since he was not employed with us at the time of payout, he was not eligible for a discretionary bonus. In connection with the termination of his employment, Dr. Kontny received termination benefits as described below under “Potential Payments Upon Termination or Change in Control.”

Long-Term Incentives—Incentive Stock Option Plan

Overview

Long-term incentives are intended to motivate our named executive officers to achieve long-term corporate goals and to ultimately reward them for excellent corporate performance. Long-term incentives do not influence any other element of compensation. Our Incentive Stock Option Plan is designed to grant options to purchase our restricted voting shares to our named executive officers, directors and certain other persons in order to (i) encourage their productivity in furthering our growth and development; (ii) assist us in retaining and attracting executives with experience; and (iii) give us the ability to reward significant performance achievements.

Fiscal 2012 Grants

In connection with her promotion to President, Global Commercial Operations and Chief Manufacturing Officer, we granted Ms. Mancuso 66,252 options to purchase our restricted voting shares. Our CHR Committee believes that this grant was appropriate to achieve compensation equity between Ms. Mancuso and other executives at the same functional level following her promotion.

In connection with his hiring, we granted Mr. Grant 425,000 options to purchase our restricted voting shares. Our CHR Committee approved this award to induce Mr. Grant to join the Company based on his experience, skills and compensation received from former employers, while also providing a significant incentive for him to increase shareholder value.

In connection with Mercer’s review of our executives’ compensation, Mercer indicated to our CHR Committee that, in general, the executives’ total direct compensation was below the Mercer Peer Group median primarily due to the level of long-term incentive compensation that had previously been provided to our named executive officers and, with respect to certain named executive officers, their targeted bonus amounts. Mercer therefore recommended increasing long-term incentives provided to our executives as a percentage of base salary to bring both their long-term incentive compensation and total compensation more in line with the median of the Mercer Peer Group data.

Our CHR Committee considered Mercer’s recommendation, along with factors specific to the Company, such as the price of our restricted voting shares, the quantity of shares available to grant and the effect of long-term equity incentives on the pursuit of recently established strategic goals for the Company. Following such consideration, our CHR Committee decided to recommend grants of options to purchase our restricted voting shares to certain of our named executive officers in addition to the awards made upon new hire or promotion. The following table discloses information regarding each such grant, including (i) Mercer’s analysis of the Peer Group median long-term incentive award values (expressed as a percentage of base pay), (ii) Mercer’s recommended grant values (expressed as a percentage of base pay and in dollars), (iii) the number of options actually granted by our Board, and (iv) the value of such awards (expressed as a percentage of base pay and in dollars):

Name	Peer Group Long-Term Incentive (% of Base Pay)	Mercer Recommendation for Long-Term Incentive (% of Base Pay)	Mercer Proposed Long- Term Incentive Value	Number of Options Granted	Long-Term Incentive Value Granted(1)	Long-Term Incentive Value Granted (% of Base Pay)
James C. Mullen	314%	250%	$2,250,000	—	—	—
Stuart Grant	169%	169%	$627,000	125,000	$115,313	27%

Name	Peer Group Long-Term Incentive (% of Base Pay)	Mercer Recommendation for Long-Term Incentive (% of Base Pay)	Mercer Proposed Long- Term Incentive Value	Number of Options Granted	Long-Term Incentive Value Granted(1)	Long-Term Incentive Value Granted (% of Base Pay)
Geoffrey M. Glass	72%	72%	$252,000	175,000	$161,438	42%
Antonella Mancuso	133%	133%	$463,000	235,000	$216,788	58%
Michael E. Lytton	135%	135%	$540,000	175,000	$161,438	40%
Paul M. Garofolo	72%	72%	$233,000	150,000	$138,375	42%
Mark J. Kontny	135%	135%	$540,000	87,500	$80,719	20%

(1)	The amounts shown in this column represent the number of options granted x grant price ($2.05) x BSV (.45)

In recommending the granting of these options, our CHR Committee sought to bring our executives’ total compensation more in line with market practice, promote retention and generally recognize our executives’ contributions to our success, but also endeavored to scale the individual awards to appropriately reflect each executive’s contributions to our strategic goals and to account for the current level of each executive’s current ownership interest in the Company. For example, our CHR Committee determined not to grant Mr. Mullen any additional options because it felt that the extent of his current ownership interest in the Company was sufficient to promote retention and pursuit of our long term strategic goals.

Our CHR Committee structured the awards to promote strategic goal attainment by linking vesting to corporate performance. These options have a ten-year expiration term and vest upon the earlier of (i) our achievement of $175,000,000 of Corporate Adjusted EBITDA during any fiscal year ending after the date of grant or (ii) the fifth anniversary of the date of grant. For these particular grants, the term “adjusted EBITDA” means Adjusted EBITDA as reported by the Company in its publicly filed periodic financial reports, excluding any contributions from transactions outside the standard course such as mergers and acquisitions as determined by the CHR Committee.

Equity Award Grant Practices

Our stock option grant practices provide that we may not issue stock options during a blackout period as defined in our trading policies. Quarterly blackout periods begin two weeks before the end of each fiscal quarter and end at the close of business on the second business day following the public release of our quarterly or annual financial results. In addition, supplemental blackout periods are imposed to allow the receipt of material information by the market or in certain cases as determined by our CEO or General Counsel.

Perquisites and Personal Benefits

We provide certain perquisites and personal benefits to recruit and retain our named executive officers. The level of perquisites and personal benefits provided to our named executive officers does not influence any other element of compensation.

Our group benefits are intended to provide competitive and adequate protection in case of sickness, disability or death. We offer health, dental, pension or retirement, life insurance and disability programs to all of our employees on the same basis. In addition, our named executive officers receive certain enhanced benefits for medical, dental, vision, life insurance and disability, including premium waivers and enhanced coverage.

In addition to enhanced health, life insurance and related benefits, during Fiscal 2012, certain of our named executive officers received automobile allowances or the use of a company car, and certain of our named executive officers received relocation benefits and incentives (and related tax gross-ups) to offset the cost of their relocation to our U.S. headquarters.

Benefits Relating to Termination and Change in Control

Our named executive officers are covered by termination and change in control provisions in their employment agreements. The events that trigger payment under these arrangements were determined through the negotiation of the applicable employment agreement. In addition, our Incentive Stock Option Plan and certain of the award agreements entered into thereunder contain change in control provisions.

Risk Management

Our CHR Committee and our Board endeavor to design our compensation programs to help ensure that these programs do not encourage our executive officers to take unnecessary and excessive risks that could harm our long-term value. We believe that the following components of our executive compensation program, which are discussed more fully above, discourage our executive officers from taking unnecessary or excessive risks:

•	Base salaries and personal benefits are sufficiently competitive and not subject to performance risk.

•	The vesting periods of our stock option awards are designed to better align our executives’ interests with the long-term interests of our shareholders.

•	Corporate and individual performance objectives for our executive officers are generally designed to be achievable with sustained and focused effort.

•

Minimum thresholds apply to all components of our annual incentive plans for both (i) the funding of the plans and (ii) payout levels of performance objectives, including individual performance objectives.

•

Our annual incentive plans are, subject to applicable regulations, discretionary, and we have documented our reserved right to amend or discontinue our incentive plans at any time with or without notice.

•	In order for an employee to receive a payout under one of our annual incentive plans, he or she must be employed at the time of payout, unless our CHR Committee determines otherwise.

•

In order for an employee to be an eligible participant in one of our annual incentive plans, he or she must have completed at least three months of active employment with us prior to the applicable fiscal year’s end.

Tax and Accounting Considerations

Tax and accounting considerations generally do not have a material impact on our compensation decisions. However, our CHR Committee does consider the accounting and cash flow implications of various forms of executive compensation.

In our consolidated financial statements, we record salaries and bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require us to record an expense in our consolidated financial statements for stock option awards, even though such awards are not paid as cash to employees. Our CHR Committee believes that the many advantages of equity compensation more than compensate for the non-cash accounting expense associated with it.

Policy with Respect to Short-Term Trading and Short Selling

Under our trading policy, except with the prior approval of our Chief Executive Officer or our General Counsel, our directors, officers and certain designated employees may not buy and sell, or sell and buy, our restricted voting shares within a six-month time period. Our directors, officers and certain designated employees are also prohibited from short selling our restricted voting shares.

Compensation Committee Report

The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

Michel Lagarde, Chair

Daniel Agroskin

Joaquín B. Viso

Compensation Program Risk Assessment

We have conducted a risk assessment of our compensation policies and practices for all of our employees (not just our executive officers). Based on this review, we concluded that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us. Our risk assessment included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control and the support of the programs and their risks to our strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout (e.g., short-term and long-term incentive programs), with the ability of a participant to directly affect payout and the controls on participant action and payout. As part of our review, we specifically noted the following factors that reduce the likelihood that excessive risk taking would have a material adverse effect on us: (i) a strong internal control structure, including business, legal and finance review of our customer contracts prior to entry into such contracts; (ii) payment to our employees of competitive base salaries and benefits that are not subject to performance risk; and (iii) a mix between cash and noncash and short-term and long-term compensation.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
James C. Mullen	2012	900,000	1,000,000	—	—	65,354	1,965,354
Chief Executive Officer	2011	661,730	26,493	7,007,005	423,507	59,176	8,177,911

Stuart Grant	2012	305,123	200,000	1,042,500	—	17,219	1,564,842
Executive Vice President, Chief Financial Officer (from February 15, 2012)

Geoffrey M. Glass	2012	376,906	170,000	358,750	—	23,432	929,088
President, Product and Technology Commercialization	2011	350,000	—	—	110,250	25,950	486,200

Antonella Mancuso(6)	2012	351,958	210,000	604,316	—	229,406	1,395,680
President, Global Commercial Operations and Chief Manufacturing Officer

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael E. Lytton	2012	400,000	200,000	358,750	—	27,061	985,811
Executive Vice President, Corporate Development and Strategy and General Counsel

Eric W. Evans	2012	1,427	—	—	—	539,188	540,615
Former Chief Financial Officer (until November 1, 2011)	2011	371,000	—	—	—	35,980	406,980

Mark J. Kontny	2012	319,214	—	179,375	—	618,201	1,116,790
Former President, Global Pharmaceutical Development Services and Chief Scientific Officer (until August 13, 2012)	2011	400,000	43,000	—	55,800	99,720	598,520

(1)

We have entered into employment agreements with each of our named executive officers that set an initial base salary at the time of hire. Thereafter, base salary for our CEO is determined by our Board, and base salary for our other executive officers is approved by our CHR Committee. See “—Compensation Discussion and Analysis—Fixed Compensation—Base Salary.”

(2)	The amounts shown in this column represent discretionary bonuses awarded by our CHR Committee to the executive officers.
(3)

The amounts shown in this column represent the aggregate grant date fair value of awards granted during Fiscal 2012 or Fiscal 2011, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718 and do not reflect the compensation actually received by the named executive officer. These award values have been determined based on certain assumptions, which are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2012.

(4)

For Fiscal 2011, this column reflects the amounts paid under our 2011 Leadership Incentive Plan. No amounts were paid under a non-equity incentive plan for Fiscal 2012. See “—Short-Term Incentive—Annual Cash Incentive Bonus.”

(5)

The amounts shown in this column represent company matching contributions to the 401(k) retirement plan, the cost of supplemental health and insurance benefits, life insurance premiums, the cost of automobile allowances, relocation expenses, tax gross-ups and other perquisites or personal benefits. Details are provided below in “—All Other Compensation Table.” The amount shown for Mr. Evans includes severance payments in the amount of $537,950. See “—Termination and Change in Control Benefits.” The amount shown for Dr. Kontny includes severance payments in the amount of $520,000, payable in equal monthly installments over twelve months. See “—Termination and Change in Control Benefits.”

(6)

Until January 26, 2012, Ms. Mancuso’s employment agreement provided that she would receive a gross base salary of 242,000 EUR. In connection with her promotion to President, Global Commercial Operations and Chief Manufacturing Officer, Ms. Mancuso’s annual base pay was increased to 280,000 EUR. The annual average exchange rate of 1.29 USD: 1.00 EUR for the period from November 1, 2011 through October 31, 2012 was used to calculate the U.S. dollar equivalent of amounts actually paid to Ms. Mancuso in EUR and reflected in the Summary Compensation Table.

All Other Compensation Table

The following table sets forth each component of the “All Other Compensation” column of the Summary Compensation Table for Fiscal 2012.

Name	Defined Contribution Plan Contributions ($)(1)	Cost of Supplemental Health and Insurance Benefits and Life Insurance ($)(2)	Cost of Automobile Allowance ($)(3)	Relocation Expenses ($)(4)	Other ($)(5)	Tax Gross-Ups ($)(6)	Total ($)
James C. Mullen	—	14,526	—	27,565	—	23,263	65,354
Stuart Grant	—	11,105	—	5,000	—	1,114	17,219
Geoffrey M. Glass	1,750	6,205	15,000	—	—	477	23,432
Antonella Mancuso	165,342	9,356	23,736	—	30,972	—	229,406
Michael E. Lytton	11,103	14,526	—	—	—	1,432	27,061
Eric W. Evans	—	1,133	55	—	537,950	50	539,188
Mark J. Kontny	7,076	12,058	11,760	33,084	520,000	34,223	618,201

(1)

The amounts in this column represent matching contributions to the 401(k) retirement plans of Messrs. Glass, Lytton and Dr. Kontny. For Ms. Mancuso, the amount represents mandatory company contributions to a voluntary savings plan for executives (dirigenti) in Italy (Previndai).

(2)

The amounts in this column represent the incremental dollar value of medical, vision, dental, and long-term disability insurance premiums paid by us on behalf of our named executive officers in Fiscal 2012 above the amounts generally available to all employees, as well as supplemental health benefits, including enhanced medical benefits beyond those generally available to all employees, as well as the value of life insurance premiums paid for the benefit of our named executive officers. Some of these amounts are taxable benefits, which are “grossed-up” based on the individual’s applicable tax rate. For Ms. Mancuso, this amount also represents costs for mandatory National Collective Law Agreement healthcare programs including medical check-up, life, accidental death and disability.

(3)	Some of our named executive officers receive a car allowance to pay for automobile-related expenses. The amounts in this column reflect the cost of such allowances.
(4)

In Fiscal 2012, Messrs. Mullen and Grant and Dr. Kontny received benefits pursuant to our executive relocation program. These amounts are taxable benefits, which are “grossed-up” based on the individual’s applicable tax rate.

(5)

The amounts in this column for Mr. Evans and Dr. Kontny represent severance payments in the amounts of $537,950 and $520,000, respectively. See “—Termination and Change in Control Benefits.” For Ms. Mancuso, the amount in this column represents contributions by the Company to the Trattamento di Fine Rapporto, or TFR, which is a government-mandated program applicable to all employees in Italy that requires us to accrue and eventually pay such employees a lump sum upon termination of employment for any reason.

(6)	The amounts in this column represent tax gross-ups paid to our named executive officers in connection with relocation expenses and health benefits provided to them.

Grants of Plan-Based Awards in Fiscal 2012

The following table provides information about stock options and non-equity incentive plan awards granted to our named executive officers in Fiscal 2012. All stock options were granted under our Incentive Stock Option Plan. Estimated possible payouts under non-equity incentive plan awards were based on our 2012 Bonus Plan; however, no actual payouts were made under our 2012 Bonus Plan since we did not meet our threshold goals for the three required corporate financial objectives, as shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Instead, the CHR Committee approved discretionary bonuses for certain of our named executive officers, as shown in the Bonus column of the Summary Compensation Table. Our performance measures and financial results are discussed more fully in “—Compensation Discussion and Analysis.” Since Mr. Evans was not employed with us at the time we adopted the 2012 Bonus Plan, he was not eligible for any potential payments thereunder. Since Dr. Kontny was not employed with us at the end of Fiscal 2012, he did not have any eligible earnings under the 2012 Bonus Plan and was therefore not eligible for any potential payments thereunder.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Approval Date (1)	Threshold ($) (2)	Target ($) (3)	Maximum ($) (4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (Canadian $/share) (5)	Grant Date Fair Value of Option Awards ($)
James C. Mullen			450,000	900,000	1,800,000
	—	—				—	—	—

Stuart Grant			96,750	193,500	387,000
	March 14, 2012	March 8, 2012				425,000	1.85	786,250
	June 18, 2012	June 12, 2012				125,000	2.05	256,250
Antonella Mancuso			71,370	142,739	285,478
	March 14, 2012	March 8, 2012				66,252	1.85	122,566
	June 18, 2012	June 12, 2012				235,000	2.05	481,750
Geoffrey M. Glass			86,180	172,350	344,700
	June 18, 2012	June 12, 2012				175,000	2.05	358,750
Michael E. Lytton			90,000	180,000	370,000
	June 18, 2012	June 12, 2012				175,000	2.05	358,750
Mark J. Kontny			—	—	—
	June 18, 2012	June 12, 2012				87,500	2.05	179,375

(1)	This column indicates the dates on which our Board approved options that could not be granted on the same day due to a blackout period in effect at that time.
(2)

There is no minimum amount payable under the 2012 Bonus Plan. No payout is earned if we fail to achieve the threshold levels of performance for each of our corporate financial performance measures under the plan. In addition, even if we meet minimum corporate financial metrics, the incentive payments under the 2012 Bonus Plan are subject to the individual executive’s personal performance multiplier, which could be 0% for a rating of less than “Meets Expectations.” The threshold amount is 50% of the target amount shown, and the amount shown in this column represents the amount payable under the 2012 Bonus Plan if the threshold levels are met for each corporate performance measure and a 1.0 personal performance multiplier is applied.

(3)

The amounts in this column represent the amounts payable under the 2012 Bonus Plan if we meet 100% of the target corporate financial performance measures and a 1.0 personal performance multiplier is applied.

(4)	The maximum amount payable under the 2012 Bonus Plan is 200% of the executive’s target amount.
(5)	The exercise price displayed equals the closing price of our restricted voting shares on the TSX on the date of grant.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

This section discusses certain plans and arrangements pursuant to which our named executive officers received the compensation reported in the Summary Compensation Table and Grants of Plan-Based Awards Table. For further information about the process for determining executive compensation, compensation decisions made for Fiscal 2012 and the relationships among different elements of compensation, see “—Compensation Discussion and Analysis.”

Employment Agreements

We have entered into employment agreements with each of our named executive officers that generally outline, among other things, the officer’s term of employment, initial base salary, signing bonus, initial option grants and performance bonus eligibility. Our named executive officers are generally entitled to participate in all benefit plans, including deferred compensation and retirement, welfare, perquisites, fringe benefit and life insurance plans, that may be in effect from time to time for senior executives generally. Additional information regarding the material terms of our employment agreements with each of our named executive officers, including information regarding initial option awards granted during Fiscal 2012, is described below. For information about the termination and change in control benefits provided for in these agreements, see “—Termination and Change in Control Benefits.”

James C. Mullen

Mr. Mullen’s employment agreement provides Mr. Mullen with an annual base salary of $900,000, subject to revisions by our Board for increase only. Mr. Mullen is also eligible to receive a target performance bonus of up to 100% of his base salary based on achieving financial and other targets set by our Board and our CHR Committee.

Stuart Grant

Mr. Grant’s employment agreement provides Mr. Grant with an annual base salary of $430,000 and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer and approved by the CHR Committee, which target bonus for Fiscal 2012 is to be pro-rated from the effective date of his agreement. In addition, we granted Mr. Grant an initial award of 425,000 stock options on March 14, 2012. These options vest in five annual installments commencing on the first anniversary of the effective date of Mr. Grant’s employment agreement and have a ten-year term.

Geoffrey M. Glass

Mr. Glass’s employment agreement, as amended in connection with his December 2012 promotion, provides Mr. Glass with an annual base salary of $400,000, subject to review by our Chief Executive Officer for increase only, and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer. In addition, Mr. Glass is entitled to a car allowance of $1,200 per month and certain relocation benefits pursuant to our executive relocation program. Mr. Glass’s employment agreement that was in effect during Fiscal 2012, was substantially similar to the above description, except that he was entitled to a base salary of $350,000, which during Fiscal 2012 was increased to $383,000 by the CHR Committee.

Antonella Mancuso

Ms. Mancuso’s employment agreement, as amended, provides Ms. Mancuso with an annual base salary of 280,000 EUR (increased from 242,000 EUR in connection with her January 2012 promotion) and a target bonus of 45% (increased from 40% in connection with her January 2012 promotion) of her annual base salary (which target bonus for Fiscal 2012 was pro-rated to reflect the salary change effective January 26, 2012) based on achieving predetermined financial and other targets set by our Chief Executive Officer and approved by the CHR Committee. In addition, in connection with her January 2012 promotion, we granted Ms. Mancuso an award of 66,252 stock options on March 14, 2012. These options vest in five annual installments commencing on the first anniversary of the effective date of the amendment to Ms. Mancuso’s employment agreement and have a ten-year term. In addition, Ms. Mancuso is entitled to the use of a company car.

Michael E. Lytton

Mr. Lytton’s employment agreement provides Mr. Lytton with an annual base salary of $400,000 per year, subject to review by our Chief Executive Officer, for increase only, and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer.

Eric W. Evans

Mr. Evans’s employment agreement provided Mr. Evans with an annual base salary of $350,000, subject to review by our Chief Executive Officer, for increase only, and a performance bonus of not less than 45% of his base salary based on achieving financial and other targets set by our Chief Executive Officer. In Fiscal 2010, our CHR Committee approved a base salary increase for Mr. Evans to $371,000, effective May 1, 2010. In addition, Mr. Evans was entitled to $2,000 annually for club membership expenses, $1,200 per month for car related expenses and certain relocation benefits pursuant to our executive relocation program. Mr. Evans’s employment with us was terminated effective November 1, 2011.

Mark J. Kontny, Ph.D.

Dr. Kontny’s employment agreement provided Dr. Kontny with an annual base salary of $400,000 and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer. In addition, Dr. Kontny was entitled to a car allowance of $1,200 per month and certain relocation benefits pursuant to our executive relocation program. Dr. Kontny’s employment with us was terminated effective August 13, 2012.

Option Awards

During Fiscal 2012, we made option awards under our Incentive Stock Option Plan. These option awards included (i) grants of 425,000 options to our CFO, Stuart Grant, and 62,525 options to our President, Global Commercial Operations and Chief Manufacturing Officer, Antonella Mancuso, which vest in five annual installments commencing on the first anniversary of the grant date and have a term of ten years and (ii) grants to certain of our named executive officers, which have a ten-year term and which vest upon the earlier of (A) the Company’s achievement of $175 million of Corporate Adjusted EBITDA during any fiscal year ending after the date of grant or (B) the fifth anniversary of the date of grant and have a term of ten years. For these particular grants, the term “Adjusted EBITDA” means Adjusted EBITDA as reported by the Company in its publicly filed periodic financial reports, excluding any contributions from transactions outside the standard course such as mergers and acquisitions as determined by the CHR Committee. Dr. Kontny forfeited all of his unvested options, including the 87,500 options granted to him during Fiscal 2012, on August 13, 2012, the date of his separation from the Company. The exercise price of restricted voting shares subject to an option is determined at the time of grant. Our Incentive Stock Option Plan provides that the exercise price may not be less than the closing price of the restricted voting shares on the TSX (or on such other stock exchange in Canada or the United States on which restricted voting shares may be then listed and posted) on the date of the grant. See “Summary of Incentive Stock Option Plan” below.

Retirement Benefits

Our executives in locations outside the United States receive retirement benefits designed to be competitive with benefits provided to executives in comparable positions within their regions. As a senior executive in Italy during

Fiscal 2012, Ms. Mancuso was covered under a national labor agreement for “Industrial Dirigenti,” which stipulates certain compensatory arrangements and benefits for industrial executives in Italy. One of the benefits mandated by the agreement is a voluntary defined contribution plan, Previndai, in which Ms. Mancuso participated and contributed during Fiscal 2012. We were required by Italian law to contribute a percentage of Ms. Mancuso’s pensionable pay to the Previndai plan, which is administered by third parties.

Outstanding Equity Awards as of October 31, 2012

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#)Unexercisable		Option Exercise Price (Canadian $ /share)	Option Expiration Date (1)
James C. Mullen	03/14/2011	(3)	1,000,000		4,000,000		2.62	03/13/2021

Stuart Grant	03/14/2012	(3)	—		425,000		1.85	03/13/2022
	06/18/2012	(4)	—		125,000		2.05	06/17/2022

Geoffrey M. Glass	10/26/2009	(2)	150,000		—		2.58	10/26/2016
	03/17/2010	(3)	36,000		54,000		2.59	03/16/2020
	06/15/2010	(3)	42,800		64,200		2.60	06/14/2020
	06/18/2012	(4)	—		175,000		2.05	06/17/2022

Antonella Mancuso	01/21/2008	(2)	49,748		—		3.25	01/21/2015
	10/26/2009	(2)	50,000		—		2.58	10/26/2016
	03/17/2010	(3)	28,000		42,000		2.59	03/16/2020
	06/15/2010	(3)	45,600		68,400		2.60	06/14/2020
	03/14/2012	(3)	—		66,525		1.85	03/13/2022
	06/18/2012	(4)	—		235,000		2.05	06/17/2022

Michael E. Lytton	06/15/2011	(3)	80,000		320,000		2.09	06/14/2021
	06/18/2012	(4)	—		175,000		2.05	06/17/2022

Eric W. Evans	06/19/2008	(2)	200,000	(6)	—		4.16	06/19/2015
	10/26/2009	(2)	100,000	(6)	—		2.58	10/26/2016
	03/17/2010	(3)	44,000	(6)	—	(5)	2.59	03/16/2020
	06/15/2010	(3)	54,000	(6)	—	(5)	2.60	06/14/2020

Mark J. Kontny	06/15/2010	(2)	233,333		—	(7)	2.60	06/14/2017
	06/18/2012	(4)	—		—	(7)	—	—

(1)

Options have either a seven-year or a ten-year term. Upon termination of employment, the recipient forfeits all rights to unvested options. In addition, depending on the nature of the termination and whether our CHR Committee exercises its discretion in certain circumstances, vested options generally expire on the earlier of the expiration date shown and between 12 and 24 months following termination if not exercised. As amended in March 2011, our Incentive Stock Option Plan provides that the post-termination expiration period for vested options is generally between three and 12 months following termination.

(2)	This option grant vests in three equal installments of one-third on each of the first, second and third anniversaries of the grant date.
(3)	This option grant vests in five equal installments of one-fifth on each of the first, second, third, fourth and fifth anniversaries of the grant date.
(4)

This option grant vests upon the earlier of (i) the Company’s achievement of $175 million of Corporate Adjusted EBITDA during any fiscal year ending after the date of grant or (ii) the fifth anniversary of the grant date.

(5)	Mr. Evans forfeited all of his unvested option awards on November 1, 2011, the date of his separation from the Company.
(6)	Mr. Evans forfeited all of his vested but unexercised option awards on November 1, 2012, 12 months following the date of his separation from the Company.
(7)	Dr. Kontny forfeited all of his unvested option awards on August 13, 2012, the date of his separation from the Company.

Option Exercises and Stock Vested During Fiscal 2012

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Eric W. Evans(1)	115,666	$134,488

(1)

(1) Amounts for Mr. Evans include exercises of 66,666 options at CAD $2.58, 22,000 options at CAD $2.59 and 27,000 options at CAD $2.60, all on October 31, 2012, when the closing price of our restricted voting shares was CAD $3.71, based on the exchange rate in effect at the close of October 31, 2012 of US $1 to CAD $0.9994.

Termination and Change in Control Benefits

The following contracts, agreements, plans and arrangements provide for payments to the applicable named executive officers at, following or in connection with either (i) certain terminations of employment or (ii) a change in control of the Company.

Stock Option Awards

Our Incentive Stock Option Plan includes change in control provisions. Under our Incentive Stock Option Plan, a change in control means the occurrence of either of the following: (i) any person, other than JLL, becomes a beneficial owner of more than 30% of the voting power of our then outstanding securities entitled to vote generally in the election of directors (with certain exceptions); or (ii) the consummation of a merger, amalgamation, arrangement, business combination, reorganization or consolidation or sale or other disposition of substantially all of the assets of the Company, with certain exceptions. Under the terms of the options granted beginning in Fiscal 2011, a change in control means the occurrence of any of the following: (i) any person other than JLL becomes a beneficial owner of more than 50% of the voting power of our then outstanding securities entitled to vote generally in the election of directors; (ii) our shareholders’ approval of a dissolution or liquidation of the Company; (iii) the consummation of a reorganization, merger, consolidation or amalgamation to which the Company is a party and, as a result of which, persons other than the shareholders of the Company immediately prior to such reorganization, merger, consolidation or amalgamation cease to own at least 50% of the voting power of the then outstanding voting securities of the surviving corporation in such reorganization, merger, consolidate or amalgamation entitled to vote generally in the election of directors; (iv) the sale or other disposition of all or substantially all the assets of the Company; and (v) a majority of the seats of our Board, other than vacant sets, are held by persons who were not directors at the option’s grant date and were neither (A) nominated for election by our Board nor (B) appointed by directors so nominated.

In the event of a change of control, each option granted and outstanding under our Incentive Stock Option Plan will become immediately exercisable, even if such option is not otherwise vested or exercisable in accordance with its terms. Further, in the event of a change in control or potential change in control, our Board will have the power, subject to restrictions on amendments for which shareholder approval is required, to change the terms of the options as it considers fair and appropriate in the circumstances.

Employment Agreements

Our employment agreements with our named executive officers contain certain provisions concerning benefits in the event of their termination generally or their termination after a change in control of the Company. The employment agreements generally provide that upon termination within a certain period of time following a change in control, to the extent not otherwise provided in our Incentive Stock Option Plan or the stock option award agreement, the executive officer’s unvested stock options will immediately vest and become exercisable.

Additionally, the employment agreements generally provide that if we terminate an executive officer without Cause (as defined below) or if he or she terminates his or her employment for Good Reason (as defined below), our Affiliated Group (defined as the Company or any entity controlled by, controlling or under common control with the Company) will pay or provide, or cause to be paid or provided, to the executive officer any other amounts or benefits required to be paid or provided or which the executive officer is eligible to receive under any plan, program, policy or practice or contract or agreement of our Affiliated Group, in accordance with the terms of such plan, program, policy or practice or contract or agreement, based on accrued and vested benefits through the date of such termination. Generally, executive officers are only entitled to receive severance benefits under their employment agreements if they execute and do not revoke a waiver and release drafted by us within a prescribed time following termination of employment.

In addition, the employment agreements with each of our named executive officers other than Ms. Mancuso include requirements related to confidentiality, non-solicitation and noncompetition. The non-solicitation and noncompetition requirements extend for 12 months following each named executive officer’s termination of employment (24 months for Mr. Mullen). These requirements apply to all terminations, except that Mr. Glass’s noncompetition provisions do not apply, and Mr. Evans’s noncompetition provisions did not apply, to employment terminations other than for Cause (as defined in the applicable agreement).

Additional information regarding the material terms of our employment agreements with each of our named executive officers is described below.

James C. Mullen

Mr. Mullen’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to two years of his then current base salary, payable in 24 equal monthly installments. In addition, with respect to the initial grant to Mr. Mullen of 5,000,000 options, if we terminate his employment without Cause, for incapacity or for death, or if he terminates his employment for Good Reason, a pro-rata portion of such options in which he would have become vested on the following anniversary of the effective date of his agreement will become immediately vested and exercisable on the date of his termination. If Mr. Mullen is terminated under circumstances entitling him to accelerated vesting of his options, he will be permitted to exercise his vested options within three months after the date of such termination. Mr. Mullen’s right to such benefits is contingent upon his continued compliance with the confidentiality, non-disparagement, non-solicitation and non-competition provisions of his employment agreement.

Stuart Grant

Mr. Grant’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, plus an amount determined by the CHR Committee in its sole discretion to reflect the annual incentive Mr. Grant would have otherwise earned during the year in which the termination occurs, in 12 equal monthly payments.

Geoffrey M. Glass

Mr. Glass’s employment agreement, as amended, provides that if we terminate his employment other than for Cause or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, plus an amount determined by our Board in its sole discretion to reflect the annual incentive he would have otherwise earned during the year in which the termination occurs, in 12 equal monthly payments.

Antonella Mancuso

Ms. Mancuso’s employment agreement, as amended, provides that her employment may be terminated in accordance with the provisions of the National Bargaining Agreement currently in force for executives of industrial companies in Italy. Pursuant to Italian law, we are required under the TFR to accrue annually and eventually pay to Ms. Mancuso when her employment terminates, regardless of the reason for the termination, a lump-sum amount that is calculated as a percentage of base pay, bonus and equity earnings.

Michael E. Lytton

Mr. Lytton’s employment agreement, as amended, provides that if we terminate his employment other than for Cause or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, plus any performance bonus for periods of service completed prior to the date of termination, in 12 equal monthly payments.

Eric W. Evans

Mr. Evans’s employment agreement provided that if we terminated his employment other than for Cause or if he terminated his employment for Good Reason, we were required to pay him a lump sum severance payment equal to his annual base salary for one year, plus the average bonus he earned during the previous two years of employment prior to the termination, within 30 days after termination. If such termination occurred at any time within a 12-month period following a Change in Control, Mr. Evans would have instead been entitled to receive a lump sum severance payment equal to his annual base salary, plus his target annual bonus, within 60 days of the termination date.

Mr. Evans resigned from his employment with us as of November 1, 2011. In accordance with the terms of his separation agreement, following his execution of a customary general release, Mr. Evans received $537,950 in cash in satisfaction of the amounts payable to him under his employment agreement.

Mark J. Kontny

Dr. Kontny’s employment agreement provided that if we terminated his employment other than for Cause or if he terminated his employment for Good Reason, we were required to pay him severance equal to his annual base salary, plus an amount determined by our Board in its sole discretion to reflect the annual incentive Dr. Kontny would have otherwise earned during the year in which the termination occurred, in 12 equal monthly payments. Dr. Kontny’s employment with us was terminated on August 13, 2012. In connection with his termination, Dr. Kontny will receive a total of $520,000, payable in 12 monthly installments, pursuant to the terms of his separation agreement.

For purposes of the employment agreements with our named executive officers, other than Ms. Mancuso, the terms below have the following meanings:

“Cause” means the determination, in good faith, by our Board, after notice to the executive officer and, if curable, a reasonable opportunity to cure, that one or more of the following events have occurred: (i) the executive officer has failed to perform his material duties, and such failure has not been cured after a period of 30 days notice from us; (ii) any reckless or grossly negligent act by the executive officer having the effect of injuring the interests, business or reputation of any member of our Affiliated Group; (iii) the executive officer’s commission of any felony (including entry of a nolo contendere plea); (iv) any misappropriation or embezzlement of the property of any member of our Affiliated Group; or (v) breach by the executive officer of any material provision of his employment agreement. Under Messrs. Mullen’s, Grant’s and Lytton’s employment agreements, such breach of a material provision must, if curable, remain uncured for a period of 30 days after receipt by him of written notice from us of such breach, which notice must contain the specific reasonable cure requested, in order to constitute “Cause.”

“Change in Control” means any of the following events: (i) any person, other than JLL, becomes a beneficial owner of more than 50% of the voting power of our then outstanding securities entitled to vote generally in the election of directors; (ii) consummation of a merger or consolidation of the Company or any of our direct or indirect subsidiaries with any other company (with certain exceptions); or (iii) shareholder approval of complete liquidation or dissolution of the Company or disposition by us of all or substantially all of our assets.

“Good Reason” means the occurrence of any of the following events without the executive officer’s consent: (i) a material reduction in the executive officer’s duties or responsibilities or the assignment to the executive officer of duties materially inconsistent with his position; or (ii) a material breach by us of the executive officer’s employment agreement. “Good Reason” also included, under Dr. Kontny’s employment agreement, requiring Dr. Kontny to work more than 50 miles from his principal office on commencement of his employment. Under Mr. Glass’s employment agreement, any future reduction or total elimination of Mr. Glass’s global sales and marketing duties or responsibilities by us will not constitute, for the purposes of determining the existence of Good Reason, (i) a material reduction by us of Mr. Glass’s duties or responsibilities; (ii) the assignment of duties or responsibilities materially inconsistent with his position; or (iii) a material breach of the employment agreement. A termination of the executive officer’s employment by him is not deemed to be for Good Reason unless (i) he gives notice to us of the existence of the event or condition constituting Good Reason within 30 days after such event or condition initially occurs or exists; (ii) we fail to cure such event or condition within 30 days after receiving such notice; and (iii) his “separation from service” within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), occurs not later than 90 days after such event or condition initially occurs of exists. Under Mr. Mullen’s employment agreement, “Good Reason” also includes removal of him from his position. Mr. Mullen’s agreement also provides that no termination for Good Reason is effective unless (i) he gives us written notice within 60 days of becoming aware of the initial occurrence of the event or condition constituting Good Reason and the specific reasonable cure requested by him; (ii) we have failed to cure such event or condition within 30 days of receiving such notice; and (iii) he resigns within 30 days of the initial occurrence. Furthermore, Mr. Mullen may not resign for Good Reason if, on the date of notice to us, (i) grounds exist for his termination by us for Cause or (ii) he has already given us notice of (a) the non-renewal of his agreement at the end of its term or (b) his intention to resign without Good Reason.

Potential Payments Upon Termination or Change in Control

The following table summarizes the estimated amounts payable to each named executive officer (other than Mr. Evans and Dr. Kontny, whose actual payments paid in connection with their respective terminations are discussed above) in the event of a termination of employment or change in control, or both. These estimates are based on the assumption that the various triggering events occurred on October 31, 2012, the last business day of Fiscal 2012.

We have noted below the other material assumptions used in calculating the estimated payments under each triggering event. The actual amounts that would be paid to a named executive officer upon termination of employment can only be determined at the time an actual triggering event occurs.

Name	Triggering Event (1)	Severance ($)(2)	Bonus ($)(2),(3)	Equity ($)	Total ($)(3)
James C. Mullen	Death/Disability	—	—	1,090,000	1,090,000
	Other than for Cause/ For Good Reason	1,800,000	—	1,090,000	2,890,000
	Change in Control	1,800,000	—	5,450,000	7,250,000

Stuart Grant	Other than for Cause/ For Good Reason	430,000	—	—	430,000
	Change in Control	430,000	—	998,000	1,428,000

Geoffrey M. Glass	Other than for Cause/ For Good Reason	383,000	—	257,328	640,328
	Change in Control	383,000	—	679,570	1,062,570

Antonella Mancuso	Other than for Cause/ For Good Reason	1,190,000	—	161,360	1,351,360
	Change in Control	1,190,000	—	798,161	1,988,161
	Any Termination	390,000	—	—	390,000

Michael E. Lytton	Other than for Cause/ For Good Reason	400,000	—	129,600	529,600
	Change in Control	400,000	—	808,900	1,208,900

(1)

The triggering event is termination from employment as described in the preceding section except that, in the case of a change in control, the triggering event is termination other than for cause (or without cause) or for good reason (as defined) following a change in control (double trigger) for all elements except equity (as the value of accelerated vesting occurs upon a change in control regardless of whether employment is terminated).

(2)

The values shown represent the payments that could have been made to our named executive officers pursuant to their respective employment agreements or, with respect to Ms. Mancuso, the National Bargaining Agreement applicable to directors of industrial companies, and under the TFR. See “— Employment Agreements.”

(3)

As none of our named executive officers would have been entitled to receive a bonus under the 2012 Bonus Plan for Fiscal 2012 on October 31, 2012, no bonus amounts have been included in these calculations. However, in December 2012, our CHR Committee approved discretionary bonuses for certain named executive officers, whose employment agreements provide for discretionary bonuses upon termination or change in control, as follows: Stuart Grant: $200,000; Geoffrey M. Glass: $170,000; and Michael E. Lytton: $200,000. See “—2012 Bonus Plan Results.”

Director Compensation for Fiscal 2012

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Daniel Agroskin	67,367	32,000	99,367
Brian G. Shaw	92,000	32,000	124,000
David E. Sutin	53,000	32,000	85,000
Joaquín B. Viso	82,000	32,000	114,000
Derek J. Watchorn(3)	53,000	32,000	85,000
Michel Lagarde(4)	80,738	60,174	140,912
Paul S. Levy(5)	112,812	8,000	120,817

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Nicholas O’Leary(4)	35,583	54,933	90,516
Ramsey A. Frank(6)	41,486	—	41,486
Thomas S. Taylor(7)	4,185	3,826	8,011

(1)

Amounts in this column represent fees earned or paid in cash. For Messrs. Sutin, Viso, Watchorn and Agroskin, such amounts include $35,000 in retainer fees elected to be received in deferred share units (“DSUs”). For Mr. Shaw, such amount includes $17,500 in retainer fees elected to be received in DSUs.

(2)	These stock awards represent the value of DSUs credited to our directors for Board retainers. See “—Discussion of Director Compensation Table.”
(3)	As of October 31, 2012, Mr. Watchorn held an aggregate of 15,000 outstanding stock options. There were no other stock option awards outstanding as of October 31, 2012 for any of our directors.
(4)

Each of Messrs. Lagarde and O’Leary received an initial retainer upon being appointed to our Board and a pro-rated portion of both the base and annual retainers for Fiscal 2012. See “—Discussion of Director Compensation Table.”

(5)

Mr. Levy was appointed Chairman of the Board on February 13, 2012, at which time he received a pro-rated portion of the annual Chairman’s Retainer of $140,000. Such amount includes $67,000 elected to be received in DSUs and the balance in cash for Fiscal 2012. See “—Discussion of Director Compensation Table.”

(6)	Mr. Frank resigned from our Board effective February 13, 2012.
(7)	Mr. Taylor resigned from our Board effective December 14, 2011.

Discussion of Director Compensation Table

Our compensation program for non-employee directors consists of (i) cash retainers and fees and (ii) deferred share units (“DSUs”) granted pursuant to a directors deferred share unit plan (the “DSU Plan”), all as more fully described below.

Cash Retainers and Fees

The following table summarizes the cash retainers and fees to which our directors were entitled in Fiscal 2012. Each director except the Chair of our Board was entitled to (i) an annual retainer; (ii) an annual committee Chair retainer, if applicable; (iii) an annual committee member retainer, if applicable; and (iv) meeting attendance fees, as applicable. The Chair of our Board was entitled to an annual retainer and an annual committee member retainer.

Position	Retainer Per Annum ($) (per meeting for meeting fees)
Initial Retainer (upon being appointed or elected to our Board)	32,000	(1)
Board Retainer	67,000	(2)
Chair’s Retainer	140,000	(3)
Committee Chair Retainer
Chair of Audit Committee	14,000
Chair of Other Standing Board Committee	5,000
Committee Member Retainer
Member of Audit Committee	6,000
Member of Other Standing Board Committee	4,000
Board and Standing Committee Meeting Attendance Fees	1,500	(4)

(1)	This amount is payable in DSUs.

(2)	$32,000 of this amount is payable in DSUs, and the remainder is payable in cash or DSUs at the election of the director. See “—Deferred Share Unit Plan.”
(3)	$67,000 out of $140,000 is payable in cash or DSUs at the election of the Chair, and the remainder is payable in cash.
(4)	The Chair of our Board is not entitled to any meeting attendance fees for Board or standing committee meetings.

Deferred Share Unit Plan

The DSU Plan was first approved by our Board on February 22, 2008 and was amended on March 27, 2008. The purposes of the DSU Plan are to (i) promote a greater alignment of interests between our directors and our shareholders and (ii) provide a compensation system for directors that, together with our other director compensation mechanisms, is reflective of the responsibility, commitment and risk accompanying Board membership and the performance of duties required of the various committees of our Board. Only our directors who are not our employees or employees of any of our affiliates, including any non-executive Chair of our Board (each an “Eligible Director”) are eligible to participate in the DSU Plan. The DSU Plan is administered by our CHR Committee.

Under the DSU Plan, each Eligible Director (other than the Chair of our Board) will receive in DSUs (i) an initial retainer fee for serving as a director payable on initiation of the DSU Plan or on being elected or appointed a director (the “Initial Retainer”) and (ii) a base retainer in respect of each fiscal year (the “Base Retainer”). In addition, each Eligible Director may elect to receive an annual retainer for serving as a director (the “Annual Retainer”) or an annual chairman’s retainer (the “Chair’s Retainer”), as applicable, in the form of DSUs or cash or any combination thereof.

DSUs allocated to an Eligible Director pursuant to the DSU Plan are credited to an account maintained by us on the last day of each fiscal quarter in which the remuneration provided in DSUs accrued. The number of DSUs is determined by dividing the remuneration provided in DSUs by the “Market Price” on the particular payment day. The “Market Price” is defined to mean, in respect of any date, the weighted-average price at which our restricted voting shares have traded on the TSX during the two trading days immediately prior to such date. If any dividends are paid on our restricted voting shares, an Eligible Director will be credited with dividend equivalents in respect of the DSUs credited to his account as of the record date for payment of dividends, which dividend equivalents will be converted into additional DSUs. DSUs are fully vested upon being credited to an Eligible Director’s account.

An Eligible Director will be paid the value of the DSUs credited to his account on voluntary resignation or retirement, death or disability, removal from our Board whether by shareholder resolution or failure to be re-elected, and in the case of an Eligible Director who is a U.S. taxpayer, on the date on which he has a “separation from service” within the meaning of the Code. Each DSU represents the right to receive a payment for such DSU equal to the Market Price on the redemption date applicable to such DSU.

Under the current compensation program, our Board approved the Initial Retainer of $32,000 (to be paid in DSUs), the Base Retainer of $32,000 (to be paid in DSUs) and the Annual Retainer of $35,000 (to be paid in cash or DSUs) for Eligible Directors other than the Chair of our Board. Our Board approved the Chair’s Retainer of $140,000 ($67,000 of which to be paid in cash or DSUs) for the Chair of our Board.

During Fiscal 2012, a total of 258,706.54 DSUs were credited to Eligible Directors under the DSU Plan. As of October 31, 2012, a total of 745,011.58 DSUs were outstanding.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding our equity compensation plans as of October 31, 2012. The only equity compensation plan that we currently maintain is our Incentive Stock Option Plan, pursuant to which we may grant options to purchase our restricted voting shares to eligible persons.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) (Canadian $)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	12,479,678	$2.54	3,020,473
Equity compensation plans not approved by security holders	—	—	—

Total	12,479,678	$2.54	3,020,473

Summary of Incentive Stock Option Plan

The following is a summary of certain important features of the Incentive Stock Option Plan. The Incentive Stock Option Plan was originally adopted by the Board on February 22, 2008 subject to shareholder approval, and subsequently approved by shareholders on March 27, 2008. The Incentive Stock Option Plan was subsequently amended by the Board, with such amendments approved by shareholders on March 10, 2011.

The Incentive Stock Option Plan was established for the benefit of officers, key employees, directors and certain consultants of Patheon and its subsidiaries (each an “eligible person”). The CHR Committee is responsible for designating the persons who are considered eligible persons. The CHR Committee also recommends and the Board approves, if appropriate, the terms of each option granted, including the number of options granted, the exercise price, the expiry date and the vesting dates. The Board may at any time suspend or terminate the Incentive Stock Option Plan in whole or in part.

Expiry of Options. Option periods generally will commence on the date of grant and terminate not later than ten years after such date. Options are subject to early expiry upon death, retirement, resignation, or termination of employment of an option holder. Pursuant to amendments to the Incentive Stock Option Plan approved by shareholders on March 10, 2011 and effective on that date, the early expiry provisions in the event of death, retirement or termination of employment were reduced as follows:

•	in the event of death or retirement, from 24 months to 12 months;

•	in the event of termination of employment for any cause other than death, retirement or Just Cause (as defined in the Incentive Stock Option Plan), from 12 months to 3 months.

In the event of termination of employment for Just Cause, options terminate immediately.

Extension of Expiry for Blackout. Any options that expire during or within 10 business days of the expiration of a blackout period will be automatically extended to the close of business on the 10th business day following the expiration of the blackout period.

Exercise Price. The exercise price of any options granted under the Incentive Stock Option Plan will be not less than the closing price of the restricted voting shares on the TSX (or on such other stock exchange in Canada or the United States on which Shares may be then listed and posted) on the date of the grant.

Plan Limits. In amendments to the Incentive Stock Option Plan approved by shareholders on March 10, 2011 and effective on that date, the maximum number of restricted voting shares that may be issued under the Incentive Stock Option Plan was fixed at            (representing 11.1% of the issued and outstanding voting shares as of February 21, 2013), while the maximum aggregate number of restricted voting shares reserved for issuance under options to any one individual was fixed at            (representing 5% of the then issued and outstanding restricted voting shares and representing 4.6% of the issued and outstanding voting shares as of February 21, 2013). The aggregate number of restricted voting shares reserved for issuance pursuant to option grants to directors of Patheon who are not employees of Patheon may not exceed 1% of Patheon’s then issued and outstanding restricted voting shares (which, as of February 21, 2013 is            restricted voting shares). The number of restricted voting shares issued to insiders of Patheon, within any one-year period and under all security-based compensation arrangements, may not exceed 10% of Patheon’s then issued and outstanding restricted voting shares. In addition, the number of restricted voting shares issuable to insiders of Patheon, at any time, under all security-based compensation arrangements, may not exceed 10% of Patheon’s then issued and outstanding restricted voting shares. As of February 21, 2013, an aggregate of            restricted voting shares have been issued pursuant to the exercise of options under the Incentive Stock Option Plan (representing    % of the current issued and outstanding restricted voting shares as of February 21, 2013) and            restricted voting shares are issuable upon the exercise of currently outstanding options (representing    % of the current issued and outstanding restricted voting shares as of February 21, 2013). Options exercisable to acquire up to              restricted voting shares may be still issued under the Incentive Stock Option Plan.

Adjustments. The Incentive Stock Option Plan provides for adjustments to be made to the type, number and/or price of the securities subject to the options in such events as subdivision, consolidation, stock dividend, reclassification or conversion, recapitalization or reorganization.

Vesting. As noted above, the CHR Committee determines the vesting period of each grant on the date of grant. In the past, options have generally vested over three years, one-third on each of the first, second and third anniversary of the grant date, or alternatively, over five years, one-fifth on each of the first through fifth anniversaries of the grant date.

Non-assignable. Options are not assignable or transferable other than by will or law of succession. In the event of the death of the option holder, vested, unexpired options may be exercised by the legal representative(s) of the option holder on or before the first anniversary of the death of the option holder.

No Financial Assistance. Patheon provides no financial assistance to the optionees in connection with the exercise of stock options. However, in amendments to the Incentive Stock Option Plan approved by shareholders on March 10, 2011 and effective on that date, a cashless exercise feature was included. Option holders are able to elect a cashless exercise in a written notice of exercise if the restricted voting shares issuable on the exercise are to be immediately sold. In such case, the option holder will not be required to deliver to Patheon a check for the applicable option price. Instead the option holder will:

•

directly or through an intermediary, instruct a broker to sell through the stock exchange or market on which the restricted voting shares are listed or quoted, the shares issuable on the exercise of options, as soon as possible at the then applicable bid price of the restricted voting shares;

•

on the trade date, deliver the written notice of exercise to the Company electing the cashless exercise and the Company will direct its registrar and transfer agent to issue a certificate in the name of the broker for the number of restricted voting shares issued on the exercise of the options, against payment by the broker to the Company of (i) the option price for such restricted voting shares; and (ii) the amount the Company determines, in its discretion, is required to satisfy the Company’s withholding tax and source deduction remittance obligations in respect of the exercise of the options and issuance of restricted voting shares; and

•	instruct the broker to deliver to the option holder the remaining proceeds of sale, net of the brokerage commission.

The cash to be received by the option holder will be equal to the applicable bid price multiplied by the number of restricted voting shares subject to the exercised options, less the option price multiplied by the number of restricted voting shares subject to the exercised options, less the amount Patheon determines, in its discretion, is required to satisfy its withholding tax and source deduction remittance obligations in respect of the exercise of the options and issuance of restricted voting shares.

Incentive Stock Option Plan Amendments. The following is a summary of the approval requirements for amendments to the Incentive Stock Option Plan, as approved by shareholders on March 10, 2011 and effective on that date:

Amendments Not Requiring Shareholder Approval

The Board may from time to time in its absolute discretion, subject to certain exceptions and applicable law and rules and regulations of any stock exchange on which the restricted voting shares are listed, make amendments, modifications and changes to the Incentive Stock Option Plan or to any option granted under the Incentive Stock Option Plan without notice to or approval by the shareholders including the following specific amendments:

•	minor changes of a “housekeeping nature”, including any amendments to any definitions in the Incentive Stock Option Plan or any option;

•	changes in the administration of the Incentive Stock Option Plan, including to the delegation by the Board of responsibility for the Incentive Stock Option Plan to any committee of the Board;

•	changes implemented pursuant to a Change in Control (as defined in the Incentive Stock Option Plan);

•

changing the exercise method and frequency, the option price (including the method of determining the market price), the option period (including any alteration, extension or acceleration of the vesting of options) or the provisions relating to the effect of termination of an optionee’s employment (for greater certainty, any reduction in the option price benefiting an insider or an extension of the option period benefiting an insider will require shareholder approval);

•

changing the terms and conditions of any financial assistance which may be provided by the Company to optionees to facilitate the purchase of restricted voting shares under the Incentive Stock Option Plan;

•	adding, removing or changing a cashless exercise feature or automatic exercise feature payable in cash or securities;

•	changes required for compliance with applicable laws or regulations, tax or accounting provisions or the rules or requirements of any tax or regulatory authority or stock exchange;

•	correcting errors or omissions or clarifying the provisions of the Incentive Stock Option Plan or any option;

•	changes to enable the options to qualify for favourable treatment under applicable tax laws;

•	changing the application of Section 11 (Effects of Alteration of Share Capital) and Section 14 (Change in Control); and

•	suspending or terminating the Incentive Stock Option Plan.

Amendments Requiring Shareholder Approval

The following specific types of amendments cannot be made by the Board without shareholder approval:

•

an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of Patheon’s outstanding capital represented by such securities (other than pursuant to an adjustment for share consolidations, subdivisions etc., as described above under Adjustments)

•	a change in the class of Eligible Persons (as defined in the Incentive Stock Option Plan);

•	a reduction in the exercise price or purchase price benefiting an insider of the Company;

•	an extension of the term of an option benefiting an insider of the Company;

•	any increase in the maximum term of an option permitted under the Incentive Stock Option Plan;

•	any increase in the maximum number of restricted voting shares that may be reserved for issuance to insiders under the Incentive Stock Option Plan;

•	any increase in the maximum number of restricted voting shares that may be reserved for issuance to insiders in any one year under the Incentive Stock Option Plan;

•	the cancellation and reissue of any option;

•	any change to permit options to be transferred or assigned other than by will or the law of succession; and

•	any change to the amendment provisions of the Incentive Stock Option Plan.

In addition, notwithstanding any other provision of the Incentive Stock Option Plan, any amendment for which shareholder approval would be required to bring the Incentive Stock Option Plan within the performance-based compensation exception under Section 162(m) of Section 422 of the U.S. Internal Revenue Code of 1986, as amended from time to time, will require shareholder approval.

Change in Control: The Incentive Stock Option Plan contains certain provisions with respect to the impact of a change in control on outstanding options under the plan. These provisions are discussed above under “Executive Compensation—Termination and Change in Control Benefits—Stock Option Awards.”

Interest of Informed Persons in Material Transactions

Compensation Committee Interlocks and Insider Participation

Our CHR Committee is currently comprised of Mr. Lagarde, Mr. Agroskin and Mr. Viso. During Fiscal 2012, Mr. Taylor also served on our CHR Committee. Other than Mr. Viso, who served as President and Chief Executive Officer of one of our subsidiaries, Patheon P.R., from December 2004 to August 2005, and as Chairman of Patheon P.R., from August 2005 to December 2006, none of the members of our CHR Committee has served as an officer or employee of the Company or any of its subsidiaries. Messrs. Taylor, Lagarde and Agroskin are Managing Directors of JLL Partners, one of the JLL affiliated entities. JLL Patheon Holdings, another JLL affiliated entity, is the beneficial owner of approximately              of our restricted voting shares and 100% of our Special Voting Preferred Shares. The following is information with respect to related person transactions involving Mr. Viso and the Company and JLL and the Company.

Arrangements with JLL

Our controlling shareholder is JLL Partners, a New York private equity firm that owns its shares through various affiliated entities. As a result of various arrangements with us, some of which are more fully described below, JLL Partners and its affiliates currently have the right to determine three of our nine board seats and the right to approve our entry into certain types of transactions. Our Board currently consists of three nominees of JLL Patheon Holdings, and as of February 21, 2013, JLL beneficially owned an              aggregate of restricted voting shares, representing approximately    % of our total restricted voting shares outstanding. The following further describes certain of our transactions and relationships with JLL Partners and its affiliates.

Background

In 2007, we entered into a definitive agreement with JLL Partners Fund V, L.P. (“JLL Partners Fund”), under which its affiliate, JLL Patheon Holdings, purchased our convertible Series C Preferred Shares and special voting Special

Voting Preferred Shares through a private placement with aggregate gross proceeds to us of $150 million. JLL Patheon Holdings also acquired a number of rights in connection with the private placement, including the right to elect up to three directors to our Board pursuant to the terms of the Special Voting Preferred Shares. In connection with certain rights under the terms of the Series C Preferred Shares held by JLL Patheon Holdings, we entered into an agreement with JLL Patheon Holdings on September 4, 2008, pursuant to which JLL Patheon Holdings waived its redemption rights under the Series C Preferred Shares in exchange for the issuance of additional restricted voting shares and the right to acquire, through the facilities of the TSX, over a one-year period, up to 1.26 million restricted voting shares. In 2009, after JLL made an offer to acquire all of our outstanding shares (the “JLL Offer”), litigation ensued. Pursuant to an agreement between JLL and the Company, which settled all the legal actions then outstanding in connection with the JLL Offer and related matters, JLL Patheon Holdings converted its 150,000 Series C Preferred Shares into a total of 38,018,538 restricted voting shares, and we entered into the Settlement Agreement with JLL Patheon Holdings in respect of all of legal actions then outstanding in connection with the JLL Offer and related matters pursuant to which we agreed to pay JLL Patheon Holdings $1.5 million.

Special Voting Preferred Shares

The Special Voting Preferred Shares provide JLL Patheon Holdings with the right to elect the following number of directors to our Board:

•	so long as JLL Patheon Holdings holds at least 22,811,123 restricted voting shares, it has the right to elect three members to our Board;

•	so long as JLL Patheon Holdings holds at least 11,405,561 restricted voting shares, it has the right to elect two members to our Board; and

•	so long as JLL Patheon Holdings holds at least 5,702,781 restricted voting shares, it has the right to elect one member to our Board.

Investor Agreement

On April 27, 2007, we entered into the Investor Agreement with JLL Patheon Holdings in connection with its purchase of our Series C Preferred Shares and Series D Preferred Shares with aggregate gross proceeds to us of $150 million. The following is a summary of the key terms of the Investor Agreement:

Special Approval Rights

Provided that JLL Patheon Holdings holds at least 13,306,488 restricted voting shares, the approval of JLL Patheon Holdings is required before we may:

•

create or issue any shares of capital stock ranking pari passu with or senior to the Series C Preferred Shares, or issue any additional restricted voting shares or other equity securities, or securities convertible for or exchangeable into such securities, other than pursuant to our Incentive Stock Option Plan or any other security-based compensation arrangement consented to by JLL Patheon Holdings;

•	declare or pay dividends or other distributions (including capital) on our restricted voting shares or other equity securities;

•	redeem, repurchase or acquire any restricted voting shares or other equity securities;

•	change our articles of amalgamation;

•	change the rights of our existing classes of shares;

•	merge, consolidate or sell all or substantially all of our assets or undertake any similar business combination transaction;

•	incur any indebtedness for borrowed money in excess of $20 million, excluding borrowings under our credit facilities;

•	initiate any insolvency, restructuring or reorganization process, voluntary liquidation, dissolution or winding-up of the Company;

•	change our Chief Executive Officer; or

•	change the size of our Board.

Transfer of Special Voting Preferred Shares

The Special Voting Preferred Shares are not transferable, except to an affiliate of JLL Patheon Holdings.

Registration Rights

JLL Patheon Holdings may request us to effect a qualification under Canadian securities laws (or, if we are eligible to use Form F-10 and JLL Patheon Holdings so requests, under the Securities Act) of the distribution to the public in any or all of the provinces of Canada (or in the United Stated, if applicable) of all or part of the restricted voting shares received on conversion of the Series C Preferred Shares held by JLL Patheon Holdings (a “Demand Registration”), subject to a maximum of two Demand Registrations. In addition, each time we elect to proceed with the preparation and filing of a prospectus under any Canadian securities laws in connection with a proposed distribution of any of our securities for cash, JLL Patheon Holdings will be entitled to request that we cause any or all of the shares held by JLL Patheon Holdings to be included in such prospectus (an “Incidental Registration”). We will bear all registration expenses, excluding underwriting or placement discounts and commissions. The Demand Registration rights terminate when JLL Patheon Holdings and its affiliates no longer beneficially own at least 12,500,000 restricted voting shares received on conversion of Series C Preferred Shares and the Incidental Registration rights terminate when JLL Patheon Holdings and its affiliates no longer beneficially own at least 6,250,000 restricted voting shares received on conversion of the Series C Preferred Shares.

The Investor Agreement also contains other customary provisions such as, among other things, general indemnification provisions by which we indemnify JLL Patheon Holdings and JLL Patheon Holdings indemnifies us.

Board Representation

In furtherance of the right to elect directors to our Board pursuant to the terms of the Special Voting Preferred Shares, the Investor Agreement provides that our Board will consist of up to nine members and that JLL Patheon Holdings has the right to designate nominees for election or appointment to our Board (the “JLL Representatives”) as follows:

•	so long as JLL Patheon Holdings holds at least 22,811,123 restricted voting shares, it has the right to designate three JLL Representatives;

•	so long as JLL Patheon Holdings holds at least 11,405,561 restricted voting shares, it has the right to designate two JLL Representatives; and

•	so long as JLL Patheon Holdings holds at least 5,702,781 restricted voting shares, it will be entitled to designate one JLL Representative.

We have agreed to cause the JLL Representatives to be included as nominees proposed by our Board to the shareholders at future meetings and to use reasonable commercial efforts to cause the election of the JLL Representatives and solicit proxies in favor of their election.

In the event that JLL Patheon Holdings no longer holds any Special Voting Preferred Shares and is therefore not entitled to elect directors to our Board pursuant to the terms thereof, the board representation provisions of the Investor Agreement will be controlling.

Equity Commitment Letter

In connection with the entry into a stock purchase agreement to acquire Banner, we entered into an equity commitment letter (the “Equity Commitment Letter”) on October 28, 2012, pursuant to which JLL agreed to, at the time of the consummation of the acquisition, contribute or cause to be contributed equity financing by participating in a rights offering or private placement of us, in either case, in an amount of up to $30 million, less amounts invested in us by other shareholders. On December 3, 2012, we mailed our shareholders of record as of November 27, 2012 offering materials related to a $30 million offering of transferable subscription rights, with each right entitling the holder to subscribe for one whole restricted voting share at a price of, at such holder’s choice, either US$3.19 per whole share or CAD$3.19 per whole share (the “Rights Offering”). The Rights Offering remained open until December 28, 2012. To satisfy its obligations under the Equity Commitment Letter, JLL exercised its rights under the basic subscription privilege in full, as well as the available over-subscription privilege, such that JLL purchased a total of 5,786,805 of our restricted voting shares for an aggregate sum of $18,459,907.95.

Relationships with Alara Pharmaceutical Corporation

On January 1, 2002, Patheon P.R. entered into a commercial manufacturing agreement with Alara. Alara is wholly owned by Joaquín B. Viso, a member of our board and who, together with his wife, owned approximately     % of our outstanding restricted voting shares as of February 21, 2013. This agreement pertains to a significant product for Patheon P.R., and under this agreement, Patheon P.R. has the right to manufacture 85% of the worldwide requirements of Alara for such product. The approximate dollar amount of value derived from this agreement during Fiscal 2012 was $14.4 million. The right to place orders for such product has been assigned to a third party who purchases this product directly from Patheon P.R.; however, the new drug application for this product remains the property of Alara. This agreement was amended in 2002 and 2004 and expires in 2019. We believe that terms of this agreement are standard for agreements of this nature.

Relationship with Patheon P.R.

On December 23, 2004, we acquired Patheon P.R. from Joaquín B. Viso and his wife and the other Patheon P.R. shareholders. Patheon P.R. is now our wholly owned subsidiary. Mr. Viso, one of our current directors, was the founder and, together with his wife, an 83.18% owner of Patheon P.R. Mr. Viso served as the President of Chief Executive Officer of Patheon P.R. from December 2004 to August 2005 and as its Chairman from August 2005 to December 2006. The stock purchase agreement and a related escrow agreement pursuant to which we acquired Patheon P.R. allocated responsibility for the payment of certain amounts owed by Patheon P.R. to the Puerto Rico Industrial Development Company (“PRIDCO”). Following our acquisition of Patheon P.R., a dispute arose among Patheon P.R., the selling shareholders, including Mr. Viso, who acted as the sellers’ representative, and us regarding certain amounts owed by Patheon P.R. to PRIDCO. The parties agreed to settle the dispute pursuant to a letter agreement dated September 28, 2006, which provided that (i) the former Patheon P.R. shareholders (including Mr. Viso and his wife) were responsible for two payments to PRIDCO in 2006, each in the amount of $1,193,549; (ii) Patheon P.R. was responsible for nine quarterly payments to PRIDCO beginning in March 2007, each in the amount of $265,233; and Patheon P.R. agreed to make quarterly royalty payments to selling shareholders in the amount of 1% of all revenue received by Patheon P.R. in respect of the manufacture by Patheon P.R. of certain products. The calculation of the quarterly royalty payments is based on the revenues received by Patheon P.R. during each calendar quarter from the manufacture of those products, beginning with the quarter ended June 30, 2009, and will continue until the aggregate amount of royalty payments made has reached $2,387,098.88. As of the end of Fiscal 2012, Patheon P.R. has paid the selling shareholders $ 437,797, of which $ 147,625 has been paid since the beginning of Fiscal 2012.

CORPORATE GOVERNANCE

The Board of Directors

Composition of the Board

Patheon’s articles of amalgamation provide that the Board will consist of a minimum of three directors and a maximum of 12 directors. At the annual and special meeting of shareholders held on March 10, 2011, Patheon’s shareholders approved, by a special 2/3 majority vote, a resolution to amend our articles to permit the Board to appoint one or more additional directors in between meetings of shareholders, who will hold office for a term expiring not later than the close of the next annual meeting of shareholders, so long as the total number of directors so appointed does not exceed one-third of the number of directors elected at the previous annual meeting of shareholders. Notwithstanding the approval of the foregoing special resolution, the Board may revoke this special resolution without any further shareholder approval at any time prior to the issuance of the articles of amendment relating to it. Articles of amendment have not been issued. The Investor Agreement further provides that the Board will consist of up to nine members and that JLL Patheon Holdings must approve any change in the size of the Board. As Patheon is not listed on a U.S. national securities exchange or an inter-dealer quotation system that has requirements that a majority of the board of directors be independent, the Board uses the definition of independence of the NASDAQ Stock Market LLC (“NASDAQ”) to determine whether Patheon’s directors are independent for purposes of U.S. securities laws. The Board has determined that Derek J. Watchorn, Brian G. Shaw, Joaquín B. Viso and David E. Sutin are independent directors as defined by NASDAQ Rule 5605(a)(2).

Patheon’s securities are listed on the TSX, and Patheon is a Canadian reporting issuer. Canadian securities laws employ a different definition of independence than NASDAQ. As prescribed in National Instrument 58-101—Disclosure of Corporate Governance Practices, in all Canadian jurisdictions other than British Columbia, independence is determined by Section 1.4 of National Instrument 52-110—Audit Committees (“NI 52-110”). Under NI 52-110, a director is generally considered to be independent unless in the view of the Board, a director has a direct or indirect material relationship with Patheon that could be reasonably expected to interfere with the exercise of the director’s independent judgment. The Board has determined that Derek J. Watchorn, Brian G. Shaw, Joaquín B. Viso and David E. Sutin are independent under the Canadian securities laws.

The Board has determined that the following five directors are not independent under either the NASDAQ rules or Canadian securities laws: Paul S. Levy, Michel Lagarde and Daniel Agroskin (each a Managing Director of JLL Partners); Nicholas O’Leary (a Vice President of JLL Partners); and James C. Mullen, the Chief Executive Officer. The Board has also determined that Ramsey A. Frank, who resigned as a director February 13, 2012, and Thomas S. Taylor, who resigned as a director December 15, 2011, were not independent under either the NASDAQ rules or Canadian securities laws. Specifically, the Board has determined that under NI 52-110, Messrs. Frank and Taylor were not, and Messrs. Levy, Lagarde, Agroskin and O’Leary are not, independent directors because of their positions with JLL Patheon Holdings and/or its affiliates and the degree of control that JLL Patheon Holdings exercises over Patheon, and that under NASDAQ Rule 5605(a)(2), these directors are not independent directors because of their positions with JLL Patheon Holdings and/or its affiliates and the fact that JLL Patheon Holdings owns or controls a majority of Patheon’s outstanding voting securities. Mr. Mullen is not independent because he is a member of Patheon’s management. As a result, a majority of the Company’s directors are not independent. Our Board relies on the independent directors to facilitate the Board’s exercise of independent judgment in carrying out its responsibilities. Our Board believes that it is comprised of a number of independent directors that is reflective of the share ownership of Patheon and in accordance with Patheon’s contractual and other legal obligations.

Other Directorships

Certain of Patheon’s directors are also presently directors of other issuers that are reporting issuers (or the equivalent) in Canada or elsewhere. Information as to such directorships is set out below.

Mr. Levy	Builders FirstSource, Inc. PGT, Inc.

Mr. Mullen	PerkinElmer, Inc.

Mr. Agroskin	Builders FirstSource, Inc. PGT, Inc.

Mr. Watchorn	Timbercreek Mortgage Investment Corporation

Board Leadership and Risk Oversight

Since 1996, the office of Chair of the Board has been separate from that of the CEO. It is anticipated that after the election of directors at the meeting of shareholders, the office of the Chair of the Board will continue to be separate from that of the CEO and will continue to be held by an individual who is not a member of management. Our Board believes that separating the Chair of the Board and CEO roles promotes greater accountability and more effective decision-making and is appropriate to effectively manage the affairs of the Company and the best interests of its shareholders.

Ramsey Frank served as Chair of the Board during Fiscal 2012 until his resignation on February 13, 2012. Mr. Frank was not considered an independent director within the meaning of NI 52-110 or NASDAQ Rule 5605(a)(2). Following Mr. Frank’s resignation, Paul Levy was appointed as Chair of the Board on February 13, 2012. Mr. Levy is not considered an independent director within the meaning of NI 52-110 or NASDAQ Rule 5605(a)(2), and therefore the current Chair of the Board is not independent. Our Board believes that Mr. Levy is able to exercise the impartial judgment necessary for fulfillment of his responsibilities as Chair and that his appointment is in the best interests of the Company and our shareholders. An independent lead director has not been appointed. To provide leadership for its independent directors, the Board provides for the independent directors to hold at least one meeting per year at which non-independent directors and members of management are not in attendance. Accordingly, we do not believe there is a need to designate a lead independent director at this time.

As described in Item 1A of our Annual Report on Form 10-K for Fiscal 2012, as filed with the SEC on December18, 2012, we operate in a complex environment and are subject to a number of significant risks. Our Board works with our senior management to manage the various risks we face. The role of our Board is one of oversight of our risk management processes and procedures; the role of our management is to implement those processes and procedures on a daily basis and to identify, manage and mitigate the myriad risks that we face. As part of its oversight role, our Board regularly discusses, both with and without management present, our risk profile and how our business strategy effectively manages and leverages the risks that we face. Our Board believes that its leadership structure is appropriate to carry out its risk oversight responsibilities.

Attendance at Meetings of the Directors

We do not have a stated policy regarding director attendance at annual shareholder meetings, but strongly encourage our directors to attend each such meeting. At our 2012 Annual and Special Meeting of Shareholders, held on March 22, 2012, five of our directors as of that date were present. In addition to the Board, Patheon has three standing committees of the Board which meet on a regular basis: the Audit Committee, the Corporate Governance Committee (our “CG Committee”) and the CHR Committee. Attendance at Board and committee meetings during Fiscal 2012 was as follows:

	Board		Audit Committee	CG Committee		CHR Committee
Mr. Agroskin	10/10		—	1/1	(1)	6/6
Mr. Frank	2/2	(2)	—	1/1	(2)	—
Mr. Levy	10/10		—	—		—

	Board		Audit Committee		CG Committee		CHR Committee
Mr. Shaw	10/10		5/5		—		—
Mr. Taylor	0/0	(3)	0/0	(3)	0/0	(3)	0/0	(3)
Mr. Viso	8/10		5/5		3/3		5/6
Mr. Watchorn	10/10		—		—		—
Mr. Mullen	10/10		—		—		—
Mr. Sutin	10/10		—		—		—
Mr. O’Leary	7/7	(4)	—		—		—
Mr. Lagarde	10/10		5/5		3/3		6/6

(1)

A total of three meetings were held by the CG Committee during Fiscal 2012. Mr. Agroskin was appointed to the CG Committee effective February 13, 2012, following which one meeting of the CG Committee was held.

(2)

A total of ten meeting were held by the Board during Fiscal 2012 and a total of three meeting were held by the CG Committee during Fiscal 2012. Prior to Mr. Frank’s resignation from the Board and the CG Committee, effective February 13, 2012, two meetings of the Board and one meeting of the CG Committee were held.

(3)	During Fiscal 2012, Mr. Taylor resigned from the Board and the Committees effective December 15, 2011 up to which date no meetings of the Board or the Committees were held.
(4)	A total of ten meeting were held by the Board during Fiscal 2012. Mr. O’Leary was appointed to the Board effective February 13, 2012, following which seven meetings of the Board were held.

Meetings of the Independent Directors

During Fiscal 2012, the independent directors held one meeting at which non-independent directors and members of management were not in attendance. In accordance with the Charter of the Board, the independent directors are expected to hold at least one meeting per year at which non-independent directors and members of management are not in attendance. This requirement is intended to facilitate open and candid discussion among the Board’s independent directors.

Board Charter

The Charter of the Board was reviewed and reaffirmed by the Board on December 13, 2012 and is attached as Appendix “A” of this Proxy Statement.

Board Committees

Patheon has three standing committees of the Board: the Audit Committee, the CG Committee and the CHR Committee.

Audit Committee

Composition

The Audit Committee is currently comprised of the following three members: Mr. Shaw (Chairman), Mr. Lagarde and Mr. Viso. Mr. Taylor also served on the Audit Committee during Fiscal 2012. Mr. Shaw and Mr. Viso are considered to be “independent” within the meaning of NI 52-110 and NASDAQ Rule 5605(c)(2), the Canadian and NASDAQ rules concerning Audit Committee independence, respectively. Mr. Lagarde is not, and Mr. Taylor was not, considered to be independent because of his positions with JLL Patheon Holdings and/or its affiliates. Each of the members of the Audit Committee is “financially literate” within the meaning of NI 52-110. The Board has determined that Mr. Shaw is an “audit committee financial expert” under SEC rules.

For the purposes of compliance with audit committee composition requirements under NI 52-110, we are relying on the exemption found in section 3.3(2) (Controlled Companies) thereunder from the requirement that every audit committee member be independent. Sections 3.3(2) and 3.7 of NI 52-110 permit us, in certain circumstances, to have a non-independent director serve on our Audit Committee, as long as a majority of our Audit Committee members (in our case, two out of three) are independent. For purposes of reliance on this exemption, our Board has determined in its reasonable judgment that Mr. Lagarde is able to exercise the impartial judgment necessary for fulfillment of his responsibilities as an Audit Committee member and his appointment is in the best interests of us and our shareholders.

Charter and Responsibilities

The Charter of the Audit Committee was reviewed and reaffirmed by the Board on December 13, 2012, is available at www.patheon.com and is also attached as Appendix “B” of this Proxy Statement. The Charter of the Audit Committee establishes its (i) objectives; (ii) constitution; (iii) authority; and (iv) responsibilities relating to, among other things, assisting Patheon’s Board in fulfilling its oversight responsibilities relating to Patheon’s financial statements, assisting the Board in fulfilling its oversight responsibilities relating to the integrity of Patheon’s internal control and management information systems, and fulfilling the responsibilities assigned to the Audit Committee by the Board.

The functions and responsibilities of the Audit Committee include the following:

•	oversight of Patheon’s external auditor;

•	pre-approval of non-audit services;

•	review of financial statements;

•	review of public disclosure of financial information;

•	establishing submission systems and treatment of complaints regarding accounting, internal accounting controls, or audit matters;

•	review and approval of hiring policies;

•	review and monitoring the integrity and adequacy of internal controls and management information systems; and

•	reviewing Patheon’s policies and procedures for the review, approval or ratification of related person transactions.

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary or advisable to carry out its duties, to set and pay the compensation for any advisors employed by the Audit Committee, and to communicate directly with the internal and external auditors.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In December 2010, Patheon’s Board adopted written policies and procedures for the review and approval or ratification of any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which Patheon was or is to be a participant, the amount involved exceeds $120,000, and an officer, director, director nominee or 5% shareholder of Patheon (or their immediate family members), each of whom Patheon refers to as a “related person,” had or will have a direct or indirect material interest.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transactions;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of Patheon’s business;

•	whether the terms of the transaction are no less favorable to Patheon than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to Patheon of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transactions.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, Patheon’s best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, Patheon’s Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (i) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (ii) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (iii) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of Patheon’s charter and By-laws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our CHR Committee in the manner specified in its charter.

The policy provides that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature shall be reviewed by the Audit Committee annually. The Audit Committee approved all related person transactions entered into during Fiscal 2012, and reviewed all related person transactions already existing at the beginning of Fiscal 2012 that are ongoing in nature, in accordance with the terms of the policy.

Corporate Governance Committee

Composition

The CG Committee is currently comprised of the following three members: Mr. Lagarde (Chairman), Mr. Agroskin and Mr. Viso. Messrs. Frank and Taylor also served on the CG Committee during Fiscal 2012. Mr. Lagarde and Mr. Agroskin are considered, and Messrs. Frank and Taylor were considered, not to be independent because of their positions with JLL Patheon Holdings and/or its affiliates. As a result, the CG Committee, which serves as the Board’s nominating committee, is not composed entirely of independent directors.

Charter and Responsibilities

The Charter of the CG Committee was reviewed and reaffirmed by the Board on December 13, 2012 and is available on Patheon’s website, www.patheon.com. The Charter of the CG Committee establishes its (i) objectives; (ii) constitution; and (iii) responsibilities relating principally to corporate governance and nominations.

With respect to its corporate governance responsibilities, the CG Committee is responsible for developing and monitoring Patheon’s approach to corporate governance and making recommendations to the Board concerning the corporate governance of Patheon, including:

•

the effectiveness of Patheon’s system of corporate governance, including methods for assessing the effectiveness and contribution of the Board as a whole, each of the committees of the Board and each of the individual directors;

•	communication processes between the Board and management;

•	the mandates/charters, composition and membership of each committee of the Board;

•	position descriptions for individual directors, the Chair of the Board, the Chair of each committee of the Board and the CEO;

•	an appropriate orientation program for new members of the Board and continuing education opportunities for all directors;

•	procedures to enable directors or committees of the Board to engage outside counsel and any other external advisors at the expense of Patheon in appropriate circumstances;

•

reviewing the disclosure about Patheon’s governance practices and considering any differences of Patheon’s governance practices, if any, from the guidelines of applicable regulatory authorities or stock exchanges;

•	reviewing Patheon’s Code of Business Conduct and making recommendations to the Board concerning compliance; and

•	reviewing Patheon’s trading policies.

The CG Committee may retain, at Patheon’s expense, such consultants or advisors as it may require to assist it and may invite directors, officers and employees of Patheon or any other person to attend meetings of the CG Committee to assist in the discussion and examination of the matters under consideration by the CG Committee.

Nomination Process

Except where we are legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the CG Committee is responsible for identifying individuals qualified to become members of the Board and making recommendations to the Board as it may consider appropriate from time to time concerning the nomination of individuals for election or appointment to the Board, including recommendations relating to:

•	the size and composition of the Board and the competencies and skills required for nomination, re-election or appointment of any individual to the Board; and

•	those individuals to be nominated for election, to stand for re-election or for appointment to the Board.

In making its recommendations with respect to the nomination of individuals for election or appointment to the Board, the CG Committee considers the following:

•	the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess;

•	the competencies and skills that the Board considers each director to possess;

•	the competencies and skills that each individual will bring to the Board; and

•	whether or not each individual can devote sufficient time and resources to his or her duties as a Board member.

While the CG Committee does not have a formal or informal diversity policy, it recognizes the value of a diverse Board and considers diversity, among the other factors indicated above, when assessing potential candidates for our Board. The CG Committee considers diversity to include cultural, gender and ethnic diversity, as well as diversity of experience, viewpoints and education.

Pursuant to the terms of the Special Voting Preferred Shares, JLL designates up to three directors depending on the number of restricted voting shares owned by JLL. JLL is currently entitled to designate three directors. The CG Committee must recommend each such JLL nominee to the Board unless it reasonably determines that the nominee lacks the business experience, stature and character appropriate for service on the Board. Upon the resignation of Mr. Taylor from our Board on December 15, 2011, JLL designated, the CG Committee recommended and the Board appointed Michel Lagarde to replace him. Upon the resignation of Mr. Frank as a director and Chair of our Board on February 13, 2012, JLL designated, the CG Committee recommended and the Board appointed Nicholas O’Leary to replace him. The Board appointed Paul Levy to replace Mr. Frank as Chair of our Board.

Patheon will consider director nominations of shareholders proposed by (i) any person eligible to make a shareholder proposal, including nominations for the election of directors, if the proposal is signed by one or more holders of shares representing in the aggregate, not less than 5% of the shares or 5% of the shares of a class of shares of the Company entitled to vote at the meeting to which the proposal is to be presented and is otherwise properly submitted; and (ii) shareholders or their appointed proxyholders who properly make nominations at a meeting of shareholders. See “Shareholder Proposals.”

The Board then considers the recommendations of the CG Committee with respect to nominations and with respect to the size and composition of the Board and nominates individuals for election as directors by the shareholders. In selecting individuals for nomination as directors, the Board considers what competencies and skills the Board, as a whole, should possess and assesses what competencies and skills each existing director possesses.

As the CG Committee is not composed entirely of independent directors, to encourage an objective nomination process, the Board will generally consider the views of the directors relating to nominations.

Compensation and Human Resources Committee

Composition

The CHR Committee is currently comprised of the following three members: Mr. Lagarde (Chairman), Mr. Agroskin and Mr. Viso. Mr. Taylor also served on the CHR Committee during Fiscal 2012. Mr. Lagarde and Mr. Agroskin are considered, and Mr. Taylor was considered, not to be independent because of their positions with JLL Patheon Holdings and/or its affiliates. As a result, the CHR Committee, which serves as the Board’s compensation committee, is not composed entirely of independent directors.

Charter and Responsibilities

The Charter of the CHR Committee was reviewed and reaffirmed by the Board on December 13, 2012 and is available on Patheon’s website at www.patheon.com. The Charter of the CHR Committee establishes its (i) objectives; (ii) constitution; and (iii) responsibilities relating principally to compensation and succession planning.

The functions and responsibilities of the CHR Committee include the following:

•	reviewing management proposals regarding compensation policies and compensation programs for the members of the Board and the CEO;

•	reviewing Patheon’s executive and management compensation policies and programs;

•	reviewing the fees and other compensation arrangements in place for members of the Board;

•	reviewing and recommending to the Board, as appropriate, any employment contract between Patheon and the CEO;

•	recommending to the Board an appropriate overall compensation package for the CEO;

•	reviewing and, if appropriate, approving, the CEO’s recommendation with respect to the compensation of the CEO’s direct reports and reporting to the Board thereon;

•

reviewing and, if appropriate, approving matters relating to annual cash incentive plans (and any other discretionary annual cash incentive payments) for the executive officers (including the CEO) and senior management of Patheon and reporting to the Board thereon;

•	assuring itself that Patheon’s executive and director compensation programs have been administered in accordance with their terms;

•

reviewing, discussing with management and recommending to the Board, all executive compensation disclosure in particular, Patheon’s Compensation Discussion and Analysis and any reports related thereto;

•	administering each compensation plan, designating eligible persons under such plans and recommending to the Board for approval the grant of options and/or units to such eligible persons; and

•	reviewing the succession plans for the CEO and other senior executives of Patheon and providing any recommendations to the Board as appropriate.

The CHR Committee may retain, at Patheon’s expense, such consultants or advisors as it may require to assist it, and may invite directors, officers and employees of Patheon or any other person to attend meetings of the CHR Committee to assist in the discussion and examination of the matters under consideration by the CHR Committee. In particular, Patheon has retained outside advisors from time to time to advise the CHR Committee on Patheon’s compensation policies and programs. Additionally, the CHR Committee may delegate its authority to individual members or to subcommittees of the CHR Committee.

Compensation Process

Each year, the CHR Committee generally reviews compensation matters for the CEO, the other executive officers and certain members of senior management. The CHR Committee reviews information it receives from the CEO and management, as well as advice it receives from outside advisors, if any. The CHR Committee then makes recommendations to the Board about the CEO’s compensation and, if appropriate, approves any annual cash incentive for the CEO. The CHR Committee also, if appropriate, approves the CEO’s recommendations with respect to the compensation of other executive officers and senior management of the Corporation, including any annual cash incentive for such persons and reports to the Board thereon. The CHR Committee also, if appropriate, recommends to the Board for approval the grant of options and/or units under Patheon’s compensation plans.

As the CHR Committee is not composed entirely of independent directors, to ensure an objective process for determining compensation, the Board provides for the engagement of outside advisors to obtain advice on compensation matters. In Fiscal 2012, the Company engaged Mercer to advise on certain executive compensation matters. See “—Compensation Discussion and Analysis.”

Position Descriptions

The Board has adopted a position description for the Chair of the Board which defines the Chair’s responsibilities. Among other things, the Chair is required to fulfill responsibilities relating to board management, meetings, adequate and timely information, liaising with management and monitoring director performance.

The Board has also adopted a position description for the each of the Chairs of its committees and for its directors. Among other things, the Chair of each committee is required to fulfill responsibilities relating to meetings, leadership and organization of the applicable committee. Among other things, directors are required to fulfill certain responsibilities and legal requirements, possess appropriate competencies and skills and meet specific standards for effective contribution to the Board.

The Board has adopted a position description for the CEO which defines the CEO’s responsibilities. Among other things, the CEO is required to fulfill responsibilities relating to planning, management, ethics, culture, policy and public representation, and communications with the Board.

The CG Committee is responsible for making recommendations to the Board on these position descriptions.

Orientation and Continuing Education

The CG Committee is responsible for making recommendations to the Board regarding an appropriate orientation program for new members of the Board and continuing education opportunities for all directors.

In order to orient new directors regarding the role of the Board, its committees and directors, including the business and operations of Patheon, all potential new directors are given the opportunity to meet with the CEO, the Chair of the Board and other directors to ask questions and become familiar with Patheon prior to being elected or appointed as a director. New directors are also presented with information packages prepared by management which include incorporation documents, By-laws, the Board and committee charters, position descriptions for the Chair of the Board, for the Chairs of committees, and for the CEO, the policies of Patheon, and summaries on the existing operations of Patheon, the industries it is serving and its ongoing strategic and other plans.

With respect to continuing education for directors, management regularly makes presentations to the Board on the pharmaceutical industry generally, and provides reports on Patheon’s business and affairs specifically. Management also keeps the Board apprised of new developments in the pharmaceutical industry. Management also prepares information summaries and conducts presentations to the Board regarding legislative changes and requirements pertaining to securities laws and public company obligations. From time to time, when convenient, directors are invited to visit Patheon’s facilities in various jurisdictions.

Code of Business Conduct and Ethics

The Board has approved a Code of Business Conduct (the “Code of Conduct”) applicable to directors, officers, consultants, employees and agents. Revisions to the Code of Conduct were approved by the Board on December 16, 2010. A copy of the revised Code of Conduct was filed on SEDAR at www.sedar.com on January 24, 2011 and is available on Patheon’s website at www.patheon.com.

The Code of Conduct is designed to promote integrity, respect, and excellence, and to deter wrongdoing. The Code of Conduct addresses each of the following issues, among others:

•	compliance with laws, including those relating to insider trading, conflicts of interest, corporate opportunities and business gifts and payments;

•	responsibility to shareholders, including making public statements and shareholder value;

•	commitment to clients, including confidentiality of client information and good faith dealings;

•	commitment to employees, including equality of opportunity, freedom from discrimination or harassment, substance abuse and privacy;

•

proper use and protection of corporate assets, including signing authority, confidentiality of Patheon information, inventions and discoveries, capital expenditures, building security, and business records;

•	community relations, including community participation and political participation and contributions; and

•	reporting of any violation of the Code of Conduct, including any illegal or unethical conduct.

The Board has delegated the monitoring of compliance with the Code of Conduct to the Audit Committee. The Audit Committee is responsible for this and for reviewing the reports of management concerning compliance with the Code of Conduct and, if appropriate, reporting and making recommendations to the Board with respect to these matters.

Patheon uses EthicsPoint, Inc. as a service provider with respect to a confidential whistleblower program that employees may use in connection with violations, or any activities they suspect may be in violation, of the Code of Conduct, including matters relating to accounting, internal accounting controls and auditing. The program is both telephone- and web-based. The EthicsPoint reporting system is available to Patheon employees in all jurisdictions except Italy and France, where certain laws preclude Patheon from offering an anonymous reporting service to its employees, and where, instead, employees may report violations to management only on a non-anonymous basis.

Patheon has no undisclosed contracts or other arrangements in place in which any of its directors or officers have a material interest. If such arrangements arise, they must be considered and approved by the Board. In considering transactions and agreements where a director or officer has a material interest, that individual is expected to give notice of that interest and abstain from voting with respect to that matter.

Board Assessments

The CG Committee is responsible for recommending to the Board methods to properly assess the effectiveness and contribution of the Board as a whole, each of the committees of the Board and each of the individual directors, and has determined that the Chair of the Board should make such assessments and report to the CG Committee following his review.

Shareholder Communications with the Board

We have implemented a process by which our shareholders may send written communications to the Board’s attention. Any shareholder wishing to communicate with the Board, any of its committees or one or more of its individual directors regarding the Company may do so by sending a letter addressed to the Board, the particular committee or the individual director(s), c/o Patheon Inc., c/o Patheon Pharmaceuticals Services Inc., 4721 Emperor Boulevard, Suite 200, Durham, North Carolina 27703. We have instructed Patheon’s Corporate Secretary to promptly forward all communications so received directly to the full Board, the committee or the individual Board member(s) specifically addressed in the communication.

AVAILABILITY OF DOCUMENTS

Additional information relating to Patheon is available on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. Financial information is provided in the comparative financial statements and MD&A included in the Company’s Annual Report on Form 10-K for Fiscal 2012.

A copy of the Company’s Annual Report on Form 10-K for Fiscal 2012, as filed with the SEC, except for exhibits, including financial statements and MD&A, will be furnished without charge to any shareholder whose proxy is solicited hereby upon written request directed to Patheon Inc., ATTN: Investor Relations and Corporate Communications, 4721 Emperor Boulevard, Durham, North Carolina 27703.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and 10% beneficial owners to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the report forms that were filed and written representations from our executive officers and directors, we believe that since the beginning of Fiscal 2012 our officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except that (i) Mr. Grant filed one late report on Form 3 that did not cover any transactions; (ii) Mr. Taylor filed one late report on Form 4 covering two transactions; (iii) Mr. Frank failed to file one report covering one transaction; (iv) Mr. Sutin filed one late report on Form 4 covering one transaction; (v) Mr. Mullen filed one late report on Form 4 covering one transaction; and (vi) Mr. Lytton filed one late report on Form 4 covering one transaction.

SHAREHOLDER PROPOSALS

Rule 14a-8 promulgated under the Exchange Act provides that proposals from eligible shareholders intended to be presented at the 2014 annual meeting of shareholders (the “2014 Meeting”) must be received by Patheon’s Corporate Secretary at Patheon’s registered office, 2100 Syntex Court, Mississauga, Ontario, Canada, L5N 7K9, on or before November 4, 2013 for inclusion in the proxy statement and information circular relating to the 2014 Meeting. However, if the date of the 2014 Meeting is changed by more than 30 days from the date of the first anniversary of the Meeting, then the deadline for submission pursuant to Rule 14a-8 is a reasonable time before we begin to print and mail the proxy statement and information circular for the 2014 Meeting.

Notwithstanding such submission deadlines, we are also subject to Section 137 of the Canadian Business Corporations Act, which provides that we must receive such proposals from eligible shareholders at such address on or before November 15, 2013 for inclusion in the proxy statement and information circular relating to the 2014 Meeting.

To be timely under U.S. securities laws, a notice with respect to the 2014 Meeting must be received by Patheon’s Corporate Secretary not less than 45 days prior to the first anniversary of the Meeting (i.e. by February 11, 2014), or, if the 2014 Meeting is not held within 30 days before or after such anniversary date, a reasonable time before we begin to print and mail the proxy statement and information circular for the 2014 Meeting.

CERTIFICATE

The contents and the sending of this Proxy Statement have been approved by Patheon’s Board.

Michael E. Lytton
Executive Vice President, Corporate Development and Strategy and General Counsel

March 4, 2013

APPENDIX “A”

CHARTER OF THE BOARD OF DIRECTORS

GENERAL

1.	PURPOSE AND RESPONSIBILITY OF THE BOARD

By approving this Charter, the Board explicitly assumes responsibility for the stewardship of Patheon and its business. This stewardship function includes responsibility for the matters set out in this Charter, which form part of the Board’s statutory responsibility to manage or supervise the management of Patheon’s business and affairs.

2.	REVIEW OF CHARTER

The Board shall review and assess the adequacy of this Charter annually and at such other times as it considers appropriate and shall make such changes as it considers necessary or appropriate.

3.	DEFINITIONS AND INTERPRETATION

3.1	Definitions

In this Charter:

a)	“Board” means the board of directors of Patheon;

b)	“CEO” means Patheon’s chief executive officer;

c)	“Chair” means the chair of the Board;

d)	“Charter” means this charter, as amended from time to time;

e)	“Director” means a member of the Board;

f)	“Patheon” means Patheon Inc.; and

g)	“Stock Exchanges” means, at any time, the Toronto Stock Exchange and any other stock exchange on which any securities of Patheon are listed for trading at the applicable time.

3.2	Interpretation

This Charter is subject to and shall be interpreted in a manner consistent with Patheon’s articles and by-laws, the Canada Business Corporations Act (the “CBCA”), and any other applicable legislation.

CONSTITUTION OF THE BOARD

4.	ELECTION AND REMOVAL OF DIRECTORS

4.1	Number of Directors

The Board shall consist of such number of Directors as the Board may determine from time to time, within the range set out in Patheon’s articles at such time.

4.2	Election of Directors

Directors shall be elected by the shareholders annually for a one year term, but if Directors are not elected at a meeting of shareholders, the incumbent Directors shall continue in office until their successors are elected.

4.3	Vacancies

The Board may appoint an individual to fill a vacancy which occurs in the Board between annual elections of Directors, to the extent permitted by the CBCA.

4.4	Ceasing to Be a Director

A Director will cease to hold office upon:

a)	delivering a resignation in writing to Patheon and such resignation, if not effective upon receipt by Patheon, shall be effective in accordance with its terms;

b)	being removed from office by an ordinary resolution of the shareholders of Patheon;

c)	his or her death;

d)	becoming bankrupt; or

e)	a court in Canada or elsewhere finding him or her to be of unsound mind.

5.	CRITERIA FOR DIRECTORS

5.1	Qualifications of Directors

Every Director shall be an individual who is at least 18 years of age, has not been determined by a court to be of unsound mind and does not have the status of bankrupt.

5.2	Residency

At least 25% of the Directors shall be “resident Canadians” as defined in the CBCA.

5.3	Independence of Directors

a)	At least two of the Directors shall not be officers or employees of Patheon or any of its affiliates.

b)

The Board should include a number of “independent” directors (within the meaning of applicable regulatory and Stock Exchange requirements), that is reflective of the share ownership of Patheon and in accordance with Patheon’s contractual and other legal obligations.

5.4	Other Criteria

The Board may establish by resolution additional criteria for Directors as contemplated in this Charter.

6.	BOARD CHAIR

6.1	Board to Appoint Chair

The Board shall appoint the Chair annually at the first meeting of the Board after the meeting of the shareholders of Patheon at which Directors are elected. If the Board does not so appoint a Chair, the Director who is then serving as Chair shall continue as Chair until his or her successor is appointed.

7.	REMUNERATION OF DIRECTORS AND RETAINING ADVISORS

7.1	Remuneration

The remuneration to be paid to the Directors shall be such as the Directors shall from time to time by resolution determine and such remuneration may be in addition to the salary paid to any officer or employee of Patheon who is also a Director. The Directors may also by resolution award special remuneration to any Director to compensate him or her for any special services rendered to Patheon other than the normal work ordinarily required of a director of a corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The Directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of Patheon.

7.2	Retaining and Compensating Advisors

Each Director and non-standing committee of the Board shall have the authority to retain outside counsel and any other external advisors at the expense of the Corporation in appropriate circumstances but only with the approval of the Corporate Governance Committee acting in the best interests of the Corporation, such retainers to be subject to such conditions to be determined and approved by the Corporate Governance Committee.

Each standing committee of the Board shall have, through the terms of its charter, the authority to retain outside counsel and any other external advisors at the expense of the Corporation in appropriate circumstances, such retainers to be subject to such conditions to be determined and approved by the applicable standing committee acting in the best interests of the Corporation.

MEETINGS OF THE BOARD

8.	MEETINGS OF THE BOARD

8.1	Time and Place of Meetings

Meetings of the Board shall be called and held in the manner and at the location contemplated in Patheon’s by-laws.

8.2	Frequency of Board Meetings

Subject to Patheon’s by-laws, the Board shall meet at least four times per year on a quarterly basis.

8.3	Quorum

In order to transact business at a meeting of the Board:

a)	a majority of the number of Directors shall be present; and

b)

25% of the Directors present must be resident Canadians (or, if this is not possible, a resident Canadian Director who is unable to be present and whose presence at the meeting would have resulted in the required number of resident Canadian Directors being present, must approve the business transacted at the meeting, whether in writing or by telephonic, electronic or other communication facility).

8.4	Secretary of the Meeting

The Chair shall designate from time to time a person who may, but need not, be a member of the Board, to be Secretary of any meeting of the Board.

8.5	Right to Vote

Each member of the Board shall have the right to vote on matters that come before the Board, subject to the restrictions on voting specified in the CBCA where a Director is required to disclose an interest in a material contract or material transaction.

8.6	Invitees

The Board may invite any of Patheon’s officers, employees, advisors or consultants or any other person to attend meetings of the Board to assist in the discussion and examination of the matters under consideration by the Board.

9.	IN CAMERA SESSIONS

9.1	In Camera Sessions of Non-Management Directors

At the conclusion of each meeting of the Board, the non-management Directors shall meet without any member of management being present (including any Director who is a member of management).

9.2	In Camera Sessions of Independent Directors

To the extent that non-management Directors include Directors who are not independent Directors within the meaning of applicable regulatory and Stock Exchange requirements, the independent Directors shall meet at least once per year with only independent Directors present.

DELEGATION OF DUTIES AND RESPONSIBILITIES OF THE BOARD

10.	DELEGATION AND RELIANCE

10.1	Delegation to Committees

The Board may establish and delegate to committees of the Board any duties and responsibilities of the Board which the Board is not prohibited by law from delegating. However, no committee of the Board shall have the authority to make decisions which bind Patheon, except to the extent that such authority has been specifically delegated to such committee by the Board.

10.2	Requirement for Certain Committees

The Board shall establish and maintain the following committees of the Board, each having mandates/charters that incorporate all applicable regulatory and Stock Exchange requirements and that follow such guidelines of applicable regulatory authorities and Stock Exchanges as the Board may consider appropriate:

a)	Audit Committee;

b)	Corporate Governance Committee (which shall have responsibility for nomination matters); and

c)	Compensation and Human Resources Committee.

10.3	Composition of Committees

The Board will appoint and maintain in office members of each of its committees such that the composition of each such committee is in compliance with applicable regulatory and Stock Exchange requirements and with such guidelines of applicable regulatory authorities and Stock Exchanges as the Board may consider appropriate and shall require the Corporate Governance Committee to make recommendations to it with respect to such matters.

10.4	Review of Mandates/Charters

On an annual basis, the Board will review the recommendations of the Corporate Governance Committee with respect to the mandates/charters of each committee of the Board. The Board will approve those changes to the mandates/charters that it determines are appropriate.

10.5	Delegation to Management

Subject to Patheon’s articles and by-laws, the Board may designate the offices of Patheon, appoint officers, specify their duties and delegate to them powers to manage the business and affairs of Patheon, except to the extent that such delegation is prohibited by the CBCA or other applicable law or regulation.

Notwithstanding any delegation to management to manage the business and affairs of Patheon, management must seek Board approval in respect of all material transactions, including, (i) those transactions that could reasonably be expected to significantly affect the market price or value of Patheon’s securities, (ii) changes in the authorized or issued capital of Patheon, (iii) any action that may lead to or result in a material change in the nature of the business, operations, outstanding debt or capital of Patheon, and (iv) the sale, lease or exchange of all or substantially all of the property of Patheon.

10.6	Reliance on Management

The Board is entitled to rely in good faith on the information and advice provided to it by Patheon’s management.

10.7	Reliance on Others

The Board is entitled to rely in good faith on information and advice provided to it by advisors, consultants and such other persons as the Board considers appropriate.

10.8	Oversight

The Board retains responsibility for oversight of any matters delegated to any committee of the Board or to management.

DUTIES AND RESPONSIBILITIES

11.	RESPONSIBILITY FOR SPECIFIC MATTERS

11.1	Responsibility for Specific Matters

The Board explicitly assumes responsibility for the matters set out below, recognizing that these matters represent in part responsibilities reflected in requirements and guidelines of applicable regulatory authorities and Stock Exchanges and do not limit the Board’s overall stewardship responsibility or its responsibility to manage or supervise the management of Patheon’s business and affairs.

11.2	Delegation to Committees

Whether or not specific reference is made to committees of the Board in connection with any of the matters referred to in Sections 12, 13, 14 and 16, the Board may direct any committee of the Board to consider such matters and to report and make recommendations to the Board with respect to these matters and the Board may, where appropriate, specifically delegate authority to a committee of the Board to make decisions which bind Patheon on such matters.

12.	CORPORATE GOVERNANCE GENERALLY

12.1	Governance Practices and Principles

The Board shall be responsible for developing Patheon’s approach to corporate governance.

12.2	Governance Disclosure

a)

The Board shall approve disclosure about Patheon’s governance practices in any document before it is delivered to Patheon’s shareholders or filed with applicable regulatory authorities or with the Stock Exchanges.

b)

If Patheon’s governance practices differ from the guidelines of applicable regulatory authorities or the Stock Exchanges, the Board shall consider these differences and why the Board considers them to be appropriate.

12.3	Delegation to Corporate Governance Committee

The Board may direct the Corporate Governance Committee to consider the matters contemplated in this Section 12 and to report and make recommendations to the Board with respect to these matters and the Board may, where appropriate, specifically delegate authority to the Corporate Governance Committee to make decisions which bind Patheon on such matters.

13.	RESPONSIBILITIES RELATING TO MANAGEMENT

13.1	Integrity of Management

The Board shall, to the extent feasible, satisfy itself:

a)	as to the integrity of the CEO and other executive officers; and

b)	that the CEO and other executive officers create a culture of integrity throughout the organization.

13.2	Succession Planning

The Board shall be responsible for succession planning, including appointing, training and monitoring senior management.

13.3	Executive Compensation Policy

The Board shall approve the compensation of the CEO but may specifically delegate the authority to approve one or more components of the compensation of the CEO to the Compensation and HR Committee provided that the Board receives a report from the Compensation and HR Committee thereon.

The Board shall receive regular reports from the Compensation and HR Committee on its approval of any recommendations of the CEO with respect to the compensation of other executive officers and senior management of Patheon.

13.4	Delegation to Compensation and Human Resources Committee

The Board may direct the Compensation and Human Resources Committee to consider the matters contemplated in this Section 13 and to report and make recommendations to the Board with respect to these matters and the Board may, where appropriate, specifically delegate authority to the Compensation and HR Committee to make decisions which bind Patheon on such matters.

14.	OVERSIGHT OF THE OPERATION OF THE BUSINESS

14.1	Risk Management

Taking into account the reports of management and such other persons as the Board may consider appropriate, the Board shall identify the principal risks of Patheon’s business and satisfy itself as to the implementation of appropriate systems to manage these risks. The Board may specifically delegate authority to the Audit Committee to consider these matters and, if appropriate, to report and make recommendations to the Board with respect to these matters.

14.2	Strategic Planning Process

The Board shall adopt a strategic planning process and shall review and approve, on at least an annual basis, Patheon’s strategic plan which should take into account, among other things, the opportunities and risks of Patheon’s business.

As part of this process, the Board shall receive reports and recommendations from management, on at least an annual basis, regarding Patheon’s operational and financial plans and budgets and the Board shall adopt the same with such changes as the Board deems appropriate.

In connection with the above, the Board shall seek to provide a balance of long-term versus short-term orientation of Patheon’s strategic, operational and financial plans.

14.3	Internal Control and Management Information Systems

The Board shall review the reports of management and the Audit Committee concerning the integrity of Patheon’s internal control and management information systems. Where appropriate, the Board shall require management and the Audit Committee to implement changes to such systems to ensure the integrity of such systems.

14.4	Corporate Disclosure Policy

The Board shall review and, if determined appropriate, approve a corporate disclosure policy for Patheon for communicating with shareholders, the investment community, the media, governments and their agencies, employees and the general public. The Board shall consider, among other things, the recommendations of management and the Audit Committee with respect to this policy.

14.5	Financial Statements

The Board shall review the recommendations of the Audit Committee with respect to the annual and interim financial statements and MD&A of Patheon to be delivered to shareholders (including the financial statements and MD&A to be included in any annual report on Form 10-K or quarterly report on Form 10-Q). The Board shall approve such financial statements and MD&A.

14.6	Other Disclosure Documents

The Board shall review the recommendations of management and the applicable committees of the Board with respect to any annual report on Form 10-K, quarterly report on Form 10-Q, annual information form, proxy statement, circular and prospectus of Patheon. The Board shall approve all such disclosure documents.

14.7	Pension Matters

The Board shall receive and review reports from management covering administration, investment performance, funding, financial impact, actuarial reports and other pension related matters.

14.8	Code of Business Conduct

The Board will review and approve a Code of Business Conduct for Patheon. In adopting the Code of Business Conduct, the Board will consider the recommendations of the Corporate Governance Committee concerning its compliance with applicable regulatory and Stock Exchange requirements and with the guidelines of applicable regulatory authorities and Stock Exchanges as the Board may consider appropriate.

14.9	Compliance and Disclosure

The Board will monitor compliance with the Code of Business Conduct and shall review the report of management concerning compliance with the Code of Business Conduct. The Board may specifically delegate authority to the Audit Committee to consider these matters and, if appropriate, to report and make recommendations to the Board with respect to these matters.

The Board is responsible for approving, if determined appropriate, any and all waivers granted to a Director or executive officer of Patheon from complying with the Code of Business Conduct and will determine whether disclosure thereof is required.

15.	NOMINATION OF DIRECTORS

15.1	Nomination and Appointment of Directors

a)	The Board shall nominate individuals for election as Directors by the shareholders and shall require the Corporate Governance Committee to make recommendations to it with respect to such nominations.

b)	In selecting individuals for nomination as Directors, the Board shall:

i.	consider what competencies and skills the Board, as a whole, should possess; and

ii.	assess what competencies and skills each existing Director possesses.

c)	The Board shall consider recommendations made to it by the Corporate Governance Committee with respect to the size and composition of the Board.

16.	BOARD EFFECTIVENESS

16.1	Position Descriptions

The Board shall review and, if determined appropriate, approve formal position descriptions for:

a)	individual Directors and for the Chair of the Board and for the Chair of each committee of the Board; and

b)	the CEO (which shall include the delineation of management’s responsibilities),

provided that in approving a position description for the CEO, the Board shall consider the input of the CEO and shall develop and approve corporate goals and objectives that the CEO is responsible for meeting (which may include goals and objectives relevant to the CEO’s compensation, as recommended by the Compensation and Human Resources Committee).

The Board may direct the Corporate Governance Committee to consider the matters contemplated in this Section 16.1 and to report and make recommendations to the Board with respect to these matters and the Board may, where appropriate, specifically delegate authority to the Corporate Governance Committee to make decisions which bind Patheon on such matters.

16.2	Director Orientation and Continuing Education

The Board shall review and, if determined appropriate, approve the recommendations of the Corporate Governance Committee concerning:

a)	a comprehensive orientation program for new Directors; and

b)	continuing education opportunities for all Directors.

16.3	Board, Committee and Director Assessments

The Board shall review and, if determined appropriate, adopt a process recommended by the Corporate Governance Committee for assessing the effectiveness and contribution of the Board as a whole, each of the committees of the Board and each of the individual Directors on an annual basis.

16.4	Annual Assessment of the Board

Each year, the Board shall assess its effectiveness and contribution and that of each of its committees and each individual Director in accordance with the process recommended by the Corporate Governance Committee and approved by the Board.

Approved by the Board of Directors

Patheon Inc.

December 16, 2010

Reviewed and Reaffirmed by the Board of Directors December 13, 2012

APPENDIX “B”

CHARTER OF THE AUDIT COMMITTEE

This charter governs the operations of the Audit Committee of Patheon Inc. (the “Corporation”).

1.	OBJECTIVES

The Committee has three major objectives:

(a)	to assist the board of directors of the Corporation (the “Board”) in fulfilling its oversight responsibilities relating to the Corporation’s financial statements;

(b)	to assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Corporation’s internal control and management information systems; and

(c)	to fulfill the responsibilities assigned to the Committee by the Board pursuant to this charter.

2.	CONSTITUTION

2.1	Membership

The Committee must be composed of a minimum of three members. Every Committee member must be a director of the Corporation (a “Director”). Every Committee member must be “independent” as such term is defined in National Instrument 52-110 – Audit Committees (“NI 52-110”) or an exemption from the requirement that every Committee member be “independent” must be available for the Corporation to rely upon. Every Committee member must be “financially literate” as such term is defined in NI 52-110. At least one Committee member must satisfy the definition of “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K under U.S. securities laws.

2.2	Chair

The Board shall appoint the Chair of the Committee from the members of the Committee (or if it fails to do so, the members of the Committee shall appoint the Chair of the Committee from among its members).

2.3	Annual Appointment of Members

The appointment of members of the Committee and the designation of its Chair shall take place annually at the first meeting of the Board after a meeting of the shareholders at which Directors are elected. The Board may appoint a member to fill a vacancy which occurs in the Committee between annual elections of Directors.

2.4	Continuance of Existing Mandate

If an appointment of members of the Committee is not made as prescribed, the members shall continue as such until their successors are appointed.

2.5	Quorum

A quorum of the Committee shall be a majority of its members.

2.6	Secretary

The Chair of the Committee may designate from time to time a person to be the Secretary of the Committee. The Secretary may, but need not, be a member of the Committee.

2.7	Committee Procedures

The time and place of the meetings of the Committee and the calling of meetings and the procedure in all things at such meetings shall be determined by the Committee.

2.8	Attendees at Meetings

The Committee may invite Directors, officers and employees of the Corporation or any other person to attend meetings of the Committee to assist in the discussion and examination of the matters under consideration by the Committee.

3.	AUTHORITY

The Committee has the authority:

(a)	to engage independent counsel and other advisors as it determines necessary or advisable to carry out its duties;

(b)	to set and pay the compensation for any advisors employed by the Committee; and

(c)	to communicate directly with the internal and external auditors.

The Committee also has the authority to delegate to individual members or subcommittees of the Committee.

4.	RESPONSIBILITIES

4.1	External Auditor

(a)	The Corporation’s external auditor is required to report directly to the Committee.

(b)	The Committee is responsible for recommending to the Board:

(i)	the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation; and

(ii)	the compensation of the external auditor.

(c)

The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting.

(d)	The Committee is responsible for reviewing and approving the proposed audit scope, focus areas, timing and key decisions underlying the audit plan.

(e)	The Committee is also responsible for:

(i)	monitoring and reporting to the Board with regards to the qualifications, independence and performance of the external auditor;

(ii)	receiving and reviewing reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors’ final report;

(iii)

reviewing and discussing with the external auditor, at least annually, a report from the external auditor that includes all relationships and engagements that may reasonably be thought to bear on the independence of the auditor and any written disclosures required by applicable requirements of the Public Company Accounting Oversight Board; and

(iv)	meeting in private with the external auditor.

4.2	Pre-Approval of Auditing and Non-Audit Services

The Committee is responsible for pre-approving all auditing services and all permitted non-audit services to be provided to the Corporation or its subsidiary entities by the Corporation’s external auditor.

4.3	Review of Financial Statements, MD&A and Earnings Information

The Committee is responsible for reviewing the Corporation’s financial statements and MD&A (including the financial statements and MD&A to be included in any annual report on Form 10-K or quarterly report on Form 10-Q), annual and interim earnings press releases and earnings conference call scripts before the Corporation publicly discloses this information.

The Committee is also responsible for discussing with management and the external auditor the Corporation’s audited financial statements, and for discussing with the external auditors matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based on its review and discussion of the audited financial statements, the Committee shall make a determination whether to recommend to the Board that the audited financial statements be included in the Corporation’s annual report on Form 10-K.

4.4	Review of Public Disclosure of Financial Information

The Committee is responsible for being satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements, other than the public disclosure referred to in section 4.3 above, and periodically assessing the adequacy of those procedures.

4.5	Submission Systems and Treatment of Complaints

The Committee is responsible for establishing procedures for:

(a)	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

4.6	Hiring Policies

The Committee is responsible for reviewing and approving the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation.

4.7	Internal Controls and Management Information Systems

The Committee is responsible for reviewing and monitoring the integrity and adequacy of the Corporation’s internal control and management information systems, reporting to the Board thereon and overseeing the implementation by management of any changes to such systems to ensure the integrity of such systems as required by the Board.

4.8	Related Person Transactions

The Committee is responsible for periodically reviewing the Corporation’s policies and procedures for the review, approval or ratification of related person transactions (defined as any transaction required to be disclosed in the Corporation’s filings with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Item 404 of Regulation S-K under U.S. securities laws), and reporting to the Board thereon. Pursuant to such policies and procedures, the Committee is responsible for reviewing all related person transactions and approving, ratifying, revising or rejecting such transactions as appropriate.

4.9	Other Responsibilities

The Committee is also responsible for:

(a)

taking into account the reports of management and such other persons as the Committee may consider appropriate, identifying the principal risks of the Corporation’s business, satisfying itself as to the implementation of appropriate systems to manage these risks and reporting and making recommendations to the Board with respect to these matters;

(b)	reviewing and making recommendations to the Board on the Corporation’s Corporate Disclosure Policy;

(c)

monitoring compliance with the Code of Business Conduct, reviewing the report of management concerning compliance with the Code of Business Conduct and, if appropriate, reporting and making recommendations to the Board with respect to these matters; and

(d)	preparing the report of the Committee required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

4.10	Consultation with the Board

The Committee shall report to the Board at the Board’s next meeting on the proceedings of any meeting of the Committee, all recommendations to the Board made by the Committee at such meeting and any approvals given by the Committee at such meeting.

5.	GENERAL

5.1	Subject to by-laws, etc.

The provisions of this charter are subject to the provisions of the by-laws of the Corporation and to the applicable provisions of the Canada Business Corporations Act and any other applicable legislation.

5.2	Annual Review of Charter

On an annual basis, the Board will review the recommendations of the Corporate Governance Committee with respect to this charter. The Board will approve those changes to this charter that it determines are appropriate.

Approved by the Board of Directors

Patheon Inc.

December 16, 2010

Reviewed and Reaffirmed by the Board of Directors December 13, 2012

APPENDIX “C”

2010 Mercer Executive Remuneration Survey Participant List

1-800 CONTACTS, Inc.
7-Eleven, Inc.
99 Cents Only Stores
AAA Northern California, Nevada and Utah
AAF International
AB Mauri Food Inc.
Abbott Laboratories
Abraxas Petroleum Corporation
Abt Associates Inc.
Accor North America, Inc.
ACE Limited
ACH Food Companies
ACUITY
Aditya Birla Minacs
Administaff
ADTRAN, Inc.
Advance Auto Parts
AECOM Technology Corporation
AEGON USA - Commonwealth General
AEGON USA - FL
AEGON USA - Life Investors Insurance
Aera Energy LLC
Aeronix, Inc.
Aetna, Inc.
Affinity Federal Credit Union
Affinity Health Plan
AFLAC Incorporated
AgFirst Farm Credit Bank
AGL Resources
AgriBank, FCB
AIPSO
Air Frame Manufacturing & Supply Company, Inc.
Air Products and Chemicals
Aker Solutions ASA
Akzo Nobel, Inc.
Alcoa, Inc.
Alfa Laval, Inc.
Allconnect Inc.
Allegheny Energy
Alliance Data Systems
Alliance Pipeline, Inc.
Alliant Energy
Alliant Techsystems

Allianz Life Insurance Company of North America
Allied Irish Banks, plc US
ALSAC/St. Jude Children’s Research Hospital
Alsco Inc.
Alstom Power US
Alyeska Pipeline Service Company
Amcor PET Packaging, Inc.
Ameren Corporation
American Arbitration Association
American Bureau of Shipping
American Cancer Society
American Century Investments
American College of Emergency Physicians
American Enterprise Group Inc.
American Express
American Family Insurance
American Heart Association
American Home Mortgage Servicing, Inc.
American Institute of Physics
American International Group, Inc.
American Medical Association
American Red Cross
American Tower
American Transmission Company
American University
Americold
AmeriCredit Corp.
AmeriGas Propane, Inc.
AMERIGROUP Corporation
AmeriPride Services Inc.
Ameriprise Financial
AmerisourceBergen Corporation
Ameristar Casinos, Inc.
Ameron International Corporation
Amica Mutual Insurance Company
AMR Corporation
Amtrak
Amway
Anadarko Petroleum Corporation
Anchor Blue, Inc.
ANH Refractories Company
Apache Corporation
Apartment Investment and Management Co.

Apex Systems, Inc.
APL Ltd.
Apollo Group
Apple, Inc.
Applied Signal Technology
ARAMARK Corporation
Arch Coal, Inc.
Archon Group, L.P.
Archstone
Arctic Slope Regional Corporation
Argonaut Group
Argonne National Laboratory
Arkansas Blue Cross Blue Shield
Arlington County Government
Armstrong World Industries, Inc.
Arnold and Porter, LLP
ARTEL, Inc.
Asahi Kasei Plastics N.A. Inc.
Ashland, Inc.
Aspect Energy, LLC
Associated Banc-Corp
Associated Electric Cooperative, Inc.
Assurant, Inc., Specialty Property
ASTM International
Astoria Financial
Asurion
AT&T, Inc.
Atlas America, Inc.
Atmos Energy
Aurora Bank FSB
Aurora Loan Services
Aurora Pharmacy
Auto Club Group
Automatic Data Processing (ADP)
Automobile Club of Southern California
AutoZone, Inc.
AvalonBay Communities, Inc.
Aveda Corporation
Avery Dennison Corporation
Aviall, Inc.
Avis Budget Group
Aviva USA
Avon Products, Inc.
AXA Equitable
Axcess Financial
Axis Insurance Company
AZZ Inc.

B&H Photo
Babson College
Bacardi U.S.A., Inc.
Backcountry.com
BAE Systems, Inc. Land & Armaments
Baker Hughes, Inc.
Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
Balfour Beatty Construction
Ball Corporation
Ball State University
Banco Popular North America
Bank of America Corporation
Bank of Montreal US
Bank of the West
Bare Escentuals
Barnes & Noble
Barquin International
Bart & Associates, Inc.
Basic Energy Services
Battelle
Baylor College of Medicine
Bechtel Corporation
Bechtel Plant Machinery, Inc.
Belk, Inc.
Belo Corp.
Benjamin Moore & Company
Best Buy Company, Inc.
BG US Services
BHP Billiton Petroleum (Americas), Inc.
BI, Inc.
Big Lots, Inc.
Birmingham-Southern College
BJ’s Wholesale Club, Inc.
Black & Veatch Corporation
Blount International Inc.
Blue Cross & Blue Shield of Rhode Island
Blue Cross and Blue Shield of Alabama
Blue Cross and Blue Shield of Kansas
Blue Cross and Blue Shield of Massachusetts
Blue Cross and Blue Shield of North Carolina
Blue Cross Blue Shield of Minnesota
Blue Cross of Idaho Health Service, Inc.

Blue Cross of Northeastern Pennsylvania
Blue Shield of California
BlueCross BlueShield Association
BlueCross BlueShield of Arizona
BlueCross BlueShield of Florida
BlueCross BlueShield of Kansas City
BlueCross BlueShield of Louisiana
BlueCross BlueShield of Michigan
BlueCross BlueShield of Nebraska
BlueCross BlueShield of North Dakota
BlueCross BlueShield of South Carolina
BlueCross BlueShield of Tennessee
BlueCross BlueShield of Tennessee – Commercial Business & Established Markets
BlueCross BlueShield of Tennessee – Government Business & Emerging Markets
BlueCross BlueShield of Vermont
BlueCross BlueShield of Western New York
Bluegreen Corporation
BMW Manufacturing Co., LLC
BMW of North America, LLC
Boardwalk Pipeline Partners, LP
Bob Evans Farms, Inc.
Boeing Employees Credit Union
Boise Cascade, LLC
Boise Inc.
BOK Financial, Inc.
Bombardier Transportation
Booz Allen Hamilton
Bose Corporation
Boston College
Boston Medical Center HealthNet Plan
Bovis Lend Lease
Boy Scouts of America
Boys & Girls Clubs Of America
BP Exploration North America
BP North America, Elite
Brady Corporation
Branch Banking & Trust Company
Bravo Health, Inc.
BreitBurn Energy Partners L.P.
Bremer Financial Corporation
Bridgepoint Education, Inc.
Bridwell Oil Company

Brigham Exploration Company
Broadlane, Inc.
Broadview Networks
Brookfield Renewable Power
Brookhaven National Laboratory
Brookstone Company
Brown and Caldwell
Bryan Cave LLP
BSH Home Appliances Corporation
Buckeye Partners, L.P.
Buckingham Asset Management, LLC
Buffets, Inc.
Bunge Ltd., Agribusiness
Burlington Coat Factory
Burnett Oil Co., Inc.
C&D Technologies
C&S Wholesale Grocers
Cablevision Systems Corporation
CACI International, Inc.
CAE Simuflite Civil Training and Services, Dallas
CAE Simuflite Military Simulation & Training, Tampa
California Casualty Management Company
California Dental Association
California Hospital Association
California Institute of Technology
California ISO
California Pizza Kitchen
Callaway Golf Company
Calpine Corporation
Cameron International
Canadian Pacific US
Canal Insurance Company
Canandaigua National Bank
Capella Education Company
Capital Bank
Capital BlueCross
Capital One Financial Corp.
CapitalSource
Cardinal Health, Inc.
CareFirst BlueCross BlueShield
CareFusion Corporation
Cargill, Inc.
CaridianBCT
Carlson
CarMax, Inc.
Carmeuse North America
Carnegie Mellon University

Carpenter Technology Corporation
Carter’s, Inc.
Cascade Engineering
Caterpillar, Inc.
Catholic Charities Health and Human Services
Catholic Financial Life
CB Richard Ellis Group, Inc.
CDM, Inc.
Cellular South, Inc.
Cemex, Inc. US
Cengage Learning
CenterPoint Energy
CEVA Logistics Americas
CEVA Logistics North America
CGGVeritas
CGI Technologies and Solutions, Inc.
Charming Shoppes, Inc.
Charter Communications
Chesapeake Energy Corporation
Chicago Transit Authority
Chico’s FAS, Inc.
Chief Oil & Gas, LLC
Children’s Community Health Plan
Chipotle Mexican Grill
Chiquita Brands International, Inc.
Chiquita Brands International, Inc. - Fresh Express
Choice Hotels International, Inc.
Chrysler Financial Services Americas, LLC
CHS Inc.
Church & Dwight Co., Inc.
CIBA Vision Corporation
CIGNA Corporation
Cimarex Energy Co.
Cinco Natural Resources Corporation
Cinetic Automation
Cinetic Sorting Corp.
Cirque du Soleil, Las Vegas
Citation Oil & Gas Corp.
CITGO Petroleum Corporation
Citi, North America Operations & Technology
Citizens Energy Group
Citizens Property Insurance Corporation
City and County of Denver
City National Bank
City of Charlotte
City of Dublin
City of Garland

City of Houston
City of Redmond
Clarkston Consulting
Classified Ventures, LLC
Cleco Corporation
Clemens Family Corporation
Cleveland Brothers Equipment Co., Inc.
CME Group Inc.
CNA
CNA Financial Corporation
Coats North America
Coca-Cola Bottling Co. Consolidated
COG Operating, LLC
Coinstar, Inc.
Colgate-Palmolive Company
Collective Brands, Inc.
College of DuPage
Collin County
Colonial Banc Group
Colonial Pipeline Company
Colonial Williamsburg Foundation, Products Division
Coloplast Corporation
Colorado Springs Utilities
Columbia Bank
Columbian Chemicals Company
Comcast Corporation
Comerica, Inc.
Commonwealth Brands, Inc.
Community First Health Plans
Community Health Plan
CommunityCare of Oklahoma
Compass Bank
CompuCom Systems, Inc.
Computer Sciences Corporation, Financial Services Group
Computer Sciences Corporation, Managed Services
Computer Sciences Corporation, North American Public Sector
Computershare
ConAgra Foods, Inc.
Conectiv Energy
Conseco, Inc.
Constellation Brands, Inc.
Constellation Energy Group, Inc.
Constellation Energy Partners LLC
Continental Western Group, LLC
Convergys Corporation
Cook Children’s Health Plan
Core Laboratories

Corinthian Colleges, Inc.
Corn Products
Cornell University
Corning, Inc.
Corrections Corporation of America
CoServ Electric
Cost Plus, Inc.
Country Financial
Covance, Inc.
Coventry Health Care, Inc.
Cox Enterprises, Inc.
Cox Target Media
CPS Energy
Cracker Barrel Old Country Store, Inc.
Crawford and Company
Credit Acceptance Corporation
Cree, Inc.
Crocs, Inc.
Cross Country Automotive Services
Crowe Horwath LLP
Crowley Maritime Corporation
Crown Castle International Corporation
Crum & Forster
CSL International, Inc.
Cubic Corporation
Cummins, Inc.
CUNA Mutual Group
Curtiss-Wright Corporation
CVS/Caremark
Dairy Management, Inc.
Dallas Central Appraisal District
Dallas County Community College District
Dallas Fort Worth International Airport
Danaher Motion
Darden Restaurants, Inc.
Dassault Falcon Jet Corporation
Data Recognition Corporation
Day & Zimmermann Group, Inc.
DCP Midstream, LLC
Dean Foods Company
Decision Resources, Inc.
Deckers Outdoor Corporation
Deere & Company
Del Monte Foods Company
Delta Dental of Michigan, Ohio, and Indiana
Deluxe Corp.

Denny’s Corporation
DePaul University
Destination Maternity Corporation
Det Norske Veritas US
Devon Energy
DeVry, Inc.
Dex One
DFS
Diamond Offshore Drilling, Inc.
Dick’s Sporting Goods
Diebold, Incorporated
DIRECTV, Inc.
Discovery Communications
Disney Consumer Products
Disney Stores
DLA Piper US, LLP
Dockwise USA
Doherty Employment Group
Dole Food Company, Inc.
Dollar General Corporation
Dollar Thrifty Automotive Group
Dominion Resources, Inc.
Domino’s Pizza, Inc.
Domtar Corporation
Dorsey & Whitney LLP
Dow Jones and Company
DPL Inc.
Dress Barn, Inc.
Dresser-Rand Group Inc.
DSC Logistics
DST Systems, Inc.
DSW, Inc.
DTE Energy Company
Duke Energy Corporation
Duke University and School of Medicine
Dunkin’ Brands, Inc.
Duquesne Light Holdings, Inc.
DynMcDermott Petroleum Operations
E. I. du Pont de Nemours and Company
E.ON U.S.
Early Warning Services
Eastern Bank
eBay, Inc.
EDFUND
Edison Mission Energy
Education Management Corporation
Educational Testing Service (ETS)
Edward Jones
Edwards Lifesciences, LLC
El Paso Corporation

Elemica
Elizabeth Arden, Inc.
Elizabeth Glaser Pediatric AIDS Foundation
Elkay Manufacturing Company
Elster AMCO Water, Inc.
Elster American Meter Company
Elster Electricity LLC
EMCOR Group, Inc.
Employers Insurance Group
Employers Mutual Casualty Company
EnCana Oil & Gas (USA) Inc.
Energen Corporation
Energy Future Holdings Corporation
Enerplus Resources (USA) Corporation
EnerVest Management Partners, Ltd.
Eni US Operating Company, Inc.
ENSCO International, Inc.
Entergy
Enterprise Products Partners L.P.
EOG Resources, Inc.
Equifax Inc.
Equity Office Management, LLC
Equity Residential
Erickson Retirement Communities
Erie Insurance Group
Essilor of America
Estee Lauder Companies, Inc.
Esurance, Inc.
Exact Software North America LLC
Excellus BlueCross BlueShield
EXCO Resources, Inc.
Exel, a DPWN Company
Exelon Corporation
Experian Group, Americas
Explorer Pipeline Company
Express Scripts, Inc.
Exterran
Exterran - North America
Exxon Mobil Corporation, US Fuels Marketing
F.N.B. Corporation
Faegre & Benson, LLP
Farm Credit Bank of Texas
Farm Credit West
Farmers Insurance Group
Farmland Foods, Inc.
Fasken Oil and Ranch, Ltd.
FBL Financial Group, Inc.
FCCI Insurance Group

Federal Home Loan Bank of Atlanta
Federal Home Loan Bank of Dallas
Federal Home Loan Bank of Pittsburgh
Federal Reserve Bank of Atlanta
Federal Reserve Bank of Boston
Federal Reserve Bank of Chicago
Federal Reserve Bank of Dallas
Federal Reserve Bank of Philadelphia
Federal Reserve Bank of Richmond
Federal Reserve Bank of San Francisco
Federal Reserve Bank of St. Louis
Federal Reserve Information Technology
Federal-Mogul Corporation
Federated Investors
FedEx Express
FedEx Global Supply Chain Services
FedEx Ground
FedEx Office
FedEx Services
FEI Company
Fender Musical Instruments
Fenwal, Inc.
Fenwick & West, LLP
Ferguson Enterprises, Inc.
Ferrellgas
Ferrero USA
Fidelity Investments
Fifth Third Bank
FINRA
Fireman’s Fund Insurance Company
First American Corporation
First Citizens Bank of South Carolina
First Commonwealth Financial Corporation
First Data Corporation
First Midwest Bank, Inc.
First National Bank of Omaha
First Solar
First-Citizens Bank & Trust Company
FirstEnergy Corporation
FirstGroup America
Fiserv, Inc.
Fiskars Brands, Inc.
Flowserve Corporation
Fluor Corporation
FMH Insurance Company, Inc.
Focus on the Family
Follett Corporation

Foot Locker, Inc.
Forest City Enterprises
Forest Oil Corporation
Forest Pharmaceuticals, Inc.
Fortune Brands, Inc.
Fox Networks Group
Foxwoods Resort Casino
FPL FiberNet
Franklin International
Freedom Communications, Inc.
Fremont Group
Fresenius Medical Care NA
FX Energy, Inc.
G&K Services, Inc.
GameStop Corp.
Gardner Denver
GATX Corporation
Gazette Communications
GCI Communication Corp.
GE Healthcare
GEICO
Geisinger Health Plan
GenCorp, Inc.
General Dynamics Information Technology
General Nutrition, Inc.
General Parts International, Inc.
Generali USA Life Reassurance Company
Genesco, Inc.
Genesis Energy, LLC
Georgetown University
Georgia Institute of Technology
GeoVera Holdings, Inc.
Gerdau Ameristeel
Giant Eagle, Inc.
Giant Food Stores, LLC
Gibraltar Industries, Inc.
Givaudan US
GKN America Corporation
Glatfelter
Global Industries
Global Payments, Inc.
GMAC, LLC
Godiva Chocolatier, Inc.
Golub Corporation
Goodrich Corporation
Government Employees Hospital Association, Inc.
Graco Inc.
Graham Packaging Company
Grange Mutual Casualty Company

Grant Thornton LLP
Great American Property and Casualty Insurance Company
Great River Energy
Greater Harris County 911 Emergency Network
Great-West Life & Annuity
Greenberg Traurig, PA
Greene, Tweed & Co.
Greenheck Fan Corporation
Greyhound Lines, Inc.
Greystar
Grinnell Mutual Reinsurance Company
Group Health Cooperative
Guitar Center, Inc.
GXS
H&R Block, Inc.
H. J. Heinz Company
Half Price Books, Records, Magazines, Inc.
Halliburton Company
Hallmark Cards, Inc., Retail Group
Hancock Bank of Alabama
Hancock Bank of Louisiana
Hancock Bank of Mississippi
Hanesbrands, Inc.
Hannaford Bros. Co.
Harland Clarke Holdings Corporation
Harley-Davidson, Inc.
Harleysville Insurance
Harman International Industries Inc.
Harris Associates L.P.
Harris County Auditor’s Office
Harris N.A.
Harris Teeter, Inc.
Harsco Corporation
Harvard Pilgrim Health Care
Harvard University
Hastings Mutual Insurance Company
Hawaiian Electric Company
Hawker Beechcraft Corporation
HD Supply, Inc.
HDS Retail North America
Health Care Service Corporation
Health Net, Inc.
Health New England
Health Partners
Healthcare Management Administrators, Inc.
HealthPartners
HealthSpring, Inc.

H-E-B
Helmerich & Payne, Inc.
Helzberg’s Diamond Shops, Inc.
Henkel Corporation
Hennes and Mauriz, LP
Herbalife Ltd.
Herman Miller, Inc.
Hess Corporation
Hexion Specialty Chemicals
Hexion Specialty Chemicals - CI&D
High Liner Foods Inc.
Highlights for Children
Highmark
HighMount Exploration & Production LLC
Hilcorp Energy Company
Hilti, Inc. (North America)
Hilton Hotels Corporation
Hines Interests, LLP
HNI Corporation
HNTB Companies
Homesite Insurance
Hometown Health
Honeywell International, Inc.
Horace Mann Educators Corporation
Horizon Blue Cross Blue Shield of New Jersey
Hormel Foods Corporation
Hortica Insurance and Employee Benefits
Hostess Brands, Inc.
Hot Topic, Inc.
Houghton Mifflin Company
HSBC-North America
Hu-Friedy Manufacturing Company, Inc.
Humana, Inc.
Hunt Consolidated
Hunter Douglas Inc.
Huntington Bancshares Incorporated
Hunton & Williams, LLP
Husky Injection Molding Systems Ltd., US
Hyatt Hotels Corporation
Hyundai Information Service North America
Idaho Power Company
Illinois Municipal Retirement Fund
IMAX Corporation
IMC, Inc.
IMS Health
Independence Blue Cross

Independent Health Association, Inc.
Indiana Farm Bureau Insurance
Indiana University-Purdue University Indianapolis
Indianapolis Public Schools
ING NA Insurance Corporation, ING Life Insurance and Annuity Company
ING NA Insurance Corporation, US Financial Services
Ingersoll-Rand Company Limited
Ingram Industries, Inc.
Ingram Micro, Inc.
InMotion Entertainment
Integra Telecom, Inc.
Intelsat Global Service Corporation
InterContinental Hotels Group Americas
International Dairy Queen, Inc.
International Game Technology
International Imaging Materials, Inc.
International Paper Company
Invensys Controls
Invesco Ltd.
Investment Company Institute iPCS, Inc.
Iron Mountain Incorporated
Isola USA, Inc.
Itochu International, Inc. North America
ITT Educational Services, Inc.
ITT Industries, AES
ITT Systems Corporation
J. C. Penney Company, Inc.
J.R. Simplot Company
Jabil Circuit, Inc.
Jacksonville Electric Authority
Jacobs Engineering Group, Inc.
James City County Government
Janus Capital Group
Jefferson County Public Schools
Jefferson Wells International
JetBlue Airways
JM Family Enterprises
JMH Health Plan
Jo-Ann Fabric & Craft Stores Inc.
Jockey International, Inc.
John Hancock Financial Services, Inc.
John Wiley & Sons, Inc.
Johns Hopkins HealthCare, LLC
Johns Manville

Johnson Controls, Inc.
Johnson Financial Group
Jones Lang LaSalle
Jostens, Inc.
JPMorgan Chase, Chase Card Services
Judicial Council of California
Kaiser Permanente
Kamehameha Schools
Katun Corporation
KBR, Inc.
Kellogg Company
KelseyCare
Kemper Auto and Home Group
Kentucky Fried Chicken
Kentucky Lottery Corporation
Kerry, Inc. US
Kewaunee Scientific Corporation
Key Food Stores Cooperative, Inc.
KeyCorp
Keystone Foods, LLC
Kforce Inc.
Kiddie Kandids
KIK Custom Products
Kimberly-Clark Corporation
Kinder Morgan, Inc.
Kiwanis International, Inc.
Knowledge Learning Corporation
Kohler Company
Kohl’s Corporation
Komatsu America Corp.
Kone, Inc. (USK) US
Kyocera America, Inc.
L.L.Bean, Inc.
Lance, Inc.
Land O’Lakes, Inc.
LANXESS Corporation US
Lario Oil & Gas Company
Latham & Watkins LLP
Laureate Education, Inc.
Lear Corporation
Legacy Reserves, LP
Legal & General America, Inc.
Lennox International, Inc.
Leo Burnett Worldwide, Inc., Arc Worldwide
Leo Burnett Worldwide, Inc., Leo Burnett USA
Leprino Foods Company
Level 3 Communications
LexisNexis Group
LG Electronics USA, Inc.

Liberty Mutual Group
Limited Brands, Inc.
Lindt & Sprungli (USA) Inc.
Link-Belt Construction Equipment Company
Linn Energy, LLC
Livingston International Inc.
Loews Corporation
Lonza North America Inc.
Lorillard Inc.
Los Angeles Community College District
Los Angeles Unified School District
Louisiana Legislative Auditor
Louisiana-Pacific Corporation
Lower Colorado River Authority
Lowe’s Companies, Inc.
LPL Financial
Lubrizol Corporation
Luck Stone Corporation lululemon athletica usa
Luvata Franklin, Inc.
Luxottica Retail US
M&T Bank Corporation
Macy’s, Inc.
Maersk, Inc.
Magellan Health Services
Magellan Midstream Holdings, LP
Main Street America Group
Malcolm Pirnie, Inc.
Mannatech, Inc.
Manpower US
Marathon Domestic LLC
Marine Spill Response Corporation
Maritz, Inc.
Markem-Imaje
MarkWest Energy Partners LP
Marriott International
Mars Food US
Mars Petcare US
Mars Snackfood US
Marshall & Ilsley Corporation
Martek Biosciences Corporation
Mary Kay, Inc.
Maryland Procurement Office
MassMutual Life Insurance Company
MasterCard Incorporated
Matson Integrated Logistics
Mattel, Inc.
Maxum Petroleum
McCormick & Company, Inc.

McDonald’s Corporation
McKesson Corporation
McLaren Health Plan
McMoRan
MCX Exploration (USA), Ltd.
MDU Resources Group, Inc.
MDU Resources Group, Inc. - WBI Holdings, Inc.
MeadWestvaco Corporation
Medco Health Solutions, Inc.
Medco Petroleum Management
Medica Health Plans
Medical College of Wisconsin
Medical Mutual of Ohio
Medline Industries, Inc.
MedPlus, Inc.
Mercury Insurance Group
Meredith Corporation
Mesa Physicians PHO
Mestena Operating, Ltd.
MetalTek International
MetLife
MetroPCS Communications, Inc.
Metropolitan BancGroup, Inc.
Metropolitan Transit Authority
MF Global
MFS Investment Management
M-I SWACO
Miami University
Michael Baker Corporation
Michelin North America, Inc.
Micron Technology, Inc.
MillerCoors LLC
Mirant Corporation
MitEnergy Upstream LLC
Mitsui & Co. (USA), Inc.
Modern Woodmen of America
Mohawk Industries Inc.
Molex
Molson Coors Brewing Company
Moneris Solutions Inc.
MoneyGram International, Inc.
Moore & Van Allen, PLLC
Morgan, Lewis & Bockius LLP
Morrison & Foerster, LLP
Mortgage Guaranty Insurance Corporation
Motorists Insurance Group
Mount Carmel Health Plan MediGold
Mountain State BlueCross BlueShield
MSCI Inc.

MTS Systems Corporation
MTS Systems Corporation - Sensors
MTS Systems Corporation - Test Division
Munich Reinsurance America, Inc.
Murphy Oil Corporation
Mutual of Enumclaw Insurance Company
Mutual of Omaha
MWH Global, Inc.
MWI Veterinary Supply, Inc.
NACR
Nalco Holding Company
Nash-Finch Company
NATCO Group, Inc.
National Association of Home Builders
National Church Residences
National Futures Association
National Interstate Insurance Company
National Oilwell Varco, Inc.
National Renewable Energy Laboratory
National Rural Electric Cooperative Assoc.
National Rural Telecommunications Cooperative
National Rural Utilities Cooperative Finance Corporation (NRUCFC)
National-Louis University
Nationwide Insurance
Nationwide Insurance - Nationwide Better Health
Nature’s Sunshine Products
Nautilus, Inc.
Navajo Refining Company
Navarre Corporation
Navigant Consulting, Inc.
Navistar, Inc.
Navy Exchange Service Command (NEXCOM)
NCCI Holdings, Inc.
NCH Corporation
NCO Financial Systems, Inc.
Neighborhood Health Plan
Neighborhood Health Plan of Rhode Island
Nestlé USA, Inc.
NetJets, Inc.
Network Solutions
New York Life Insurance Company

New York State Catholic Health Plan, d/b/a Fidelis Care New York
New York University
NewAlliance Bank
Newark InOne
Newmont Mining Corporation
NewPage Group, Inc.
Nexen Petroleum USA, Inc.
NextEra Energy, Inc.
Nike, Inc.
Nippon Oil Exploration USA Ltd.
NiSource Inc.
Noble Corporation
Noble Energy, Inc.
Nordstrom, Inc.
Norfolk Southern Corporation
North American Medical Management, Illinois
Northern Arizona University
Northern Trust Corporation
Northwestern Mutual
Northwestern University
Novartis Animal Health US, Inc.
Novartis Consumer Health (OTC), NA
Novo Nordisk Inc.
NuStar Energy LP
NuStar Energy LP - European Operations
Nutricia North America
Oakland County Government
Océ Business Services
Ocean Spray Cranberries, Inc.
Oceaneering International, Inc.
Office Depot
OfficeMax Incorporated
OGE Energy Corporation
OGE Energy Corporation - Enogex
Oglethorpe Power Corporation
Ohio Police and Fire Pension Fund
Ohio Savings Bank, a Division of New York Community Bank
Ohly Americas
Oil States Industries, Inc., Arlington
Old Dominion Electric Cooperative
Old Dominion University Research Foundation
Old National Bancorp
O’Melveny & Myers LLP
OneBeacon Insurance

ONEOK, Inc.
OnPoint Community Credit Union
Optima Health
Orange County Government
Orange County’s Credit Union
Orbital Sciences
Orica USA Inc.
Oriental Trading Company, Inc.
Orrick, Herrington & Sutcliffe, LLP
OSI Industries, LLC
Otter Tail Corporation
Owens & Minor, Inc.
Owens Corning
Owens-Illinois, Inc., Asia Pacific
Oxford Industries, Inc.
PACCAR
Pacific Life Insurance Company
PacifiCorp
PacifiCorp - Rocky Mountain Power
Packaging Corporation of America
Pall Corporation
Panduit Corporation
Papa John’s International, Inc.
Parallel Petroleum Corporation
Paramount Pictures
Parigi Group Ltd.
Parker Drilling Company
Parker Hannifin Corporation
Parkview Health Plan Services, Signature Care
Parsons Brinckerhoff
Parsons Corporation
Partner Reinsurance Company of the U.S.
Party City Corporation
Pason Systems USA Corp.
Passport Health Communications, Inc.
Patterson Companies
Paychex, Inc.
Peabody Energy Corporation
Pearson Education
Pearson Education - Pearson School Systems
Peet’s Coffee & Tea
Pegasus Solutions
PEMCO Insurance
Pentagon Federal Credit Union
Pentair, Inc.
People’s United Bank
Pepco Holdings, Inc.
Performance Food Group

Performance Food Group - AFFLINK
PerkinElmer, Inc.
Perot Systems Corporation
Personnel Board of Jefferson County
PETCO Animal Supplies, Inc.
Petro-Canada USA
Petroleum Development Corporation
Pharmaceutical Product Development, Inc.
Pharmavite, LLC
PharMerica, Inc.
PHH Arval
PHH Mortgage
Philips North America
Phillips-Van Heusen Corporation
Phoenix Companies
Phoenix Health Plan
PHOENIX Process Equipment Company
Pier 1 Imports, Inc.
Pinnacle West Capital Corporation
Pioneer Hi-Bred International, Inc.
Pioneer Natural Resources USA, Inc.
Pitney Bowes, Inc.
PJM Interconnection
Plains All American Pipeline, L.P.
Plains Exploration & Production Company
Playboy Enterprises, Inc.
Plum Creek Timber Company, Inc.
PNC Financial Services Group, Inc.
Polymer Technologies
PolyOne Corporation
Port Authority of Allegheny County
Port of Portland
Port of Seattle
Potlatch Corporation
PPL Corporation
Praxair, Inc.
Precision Drilling Corporation
Premera Blue Cross
Presbyterian Health Plan
Pressure Chemical Co.
PricewaterhouseCoopers
Pride International
Prime Therapeutics LLC
Principal Financial Group
Printpack, Inc.
Priority Health
PrivateBancorp, Inc.
ProBuild Holdings, Inc.

Progress Energy
Progressive Corporation
ProHealth
ProLiance Energy, LLC
Protection One Alarm Monitoring, Inc.
Protective Life Corporation
Providence Health Plans
Prudential Financial, Inc.
PSC, Environmental Services Division
PSC, Industrial Services Division
PSCU Financial Services
Public Company Accounting Oversight Board
Public Service Enterprise Group, Inc.
Publix Super Markets, Inc.
Puget Sound Energy
Pulte Homes, Inc.
QBE The Americas
Qualcomm, Inc.
Questar Corporation
Quicksilver Resources Inc.
QVC, Inc.
Qwest Communications International, Inc.
R. Lacy, Inc.
Rabobank, N.A.
Rack Room Shoes Inc.
Radian Group
Ralcorp Holdings, Inc.
Raley’s
RAM Energy, Inc.
RAND Corporation
Range Resources Corp.
Raymond James Financial
RBC Bank
RBC Wealth Management
RBS Citizens NA
Reckitt Benckiser, Inc.
Recreational Equipment, Inc.
Redcats USA
Reebok International, Ltd.
Regency Centers
Regions Financial Corporation
Reichhold, Inc.
Reinsurance Group of America Inc.
Renaissance Learning, Inc.
RenaissanceRe
Republic Underwriters Insurance Company

Resolute Natural Resources Company
Reynolds American, Inc.
RHI Entertainment, Inc.
Rich Products Corporation
Ricoh Americas Corporation
Ridgewood Savings Bank
Rio Tinto plc US
Rite Aid Corporation
Riviana Foods, Inc.
RKI Exploration & Production, LLC
RLI Insurance Company
Robert Bosch LLC
Robins, Kaplan, Miller & Ciresi, LLP
Roche Diagnostics Corporation
Rockefeller Foundation
Rockwell Automation, Inc.
Rockwell Collins, Inc.
Rollins, Inc.
Rosewood Resources, Inc.
Roundy’s Supermarkets, Inc.
Rowan Companies, Inc.
Royal & SunAlliance Insurance Agency, Inc., Property & Casualty
RR Donnelley & Sons
RREEF
RRI Energy Inc.
RSC Holdings Inc.
RSM McGladrey
Russell Reynolds, Associates
Ryder Systems, Inc.
S&C Electric Company
Sabre Holdings Corporation
SAE International
Safety-Kleen Systems, Inc.
Safeway, Inc.
Sage North America
SAIC, Inc.
SAIF Corporation
Saks, Inc.
Sally Beauty Holdings, Inc.
San Antonio Federal Credit Union
San Antonio Water System
Sandvik, Inc.
Sandy Spring Bancorp Inc.
Sanofi Pasteur
Sanofi-Aventis US
Sapient Corporation
Sara Lee Corp.
Sauer-Danfoss

Savannah River Nuclear Solutions, LLC
Savannah River Remediation LLC
Save the Children Federation, Inc.
Savers, Inc.
SBA Network Services, Inc.
SC Johnson
SCANA Corporation
SCF Arizona
Schlumberger Limited
Schneider Electric North America
Scholle Corporation
Schreiber Foods, Inc.
Scott & White Health Plan
Scottrade, Inc.
Scripps Networks Interactive, Inc.
SCS Engineers
Sea Star Line, LLC
Seabury Group
Sears Holdings Corporation
Securian Financial Group
Securitas Security Services, USA
Security Health Plan
Securus Technologies
SelectHealth
Selective Insurance Company of America
SemGroup Corporation
Seneca Resources Corporation
Sensata Technologies, Inc.
Sentry Insurance
Severn Trent Services
Shearman & Sterling LLP
Shook, Hardy & Bacon, LLP
Shure Incorporated
Sidley Austin, LLP
Siemens AG US
Sigma Foods Inc.
Simmons & Ungar LLP
Simon Property Group
Sinclair Broadcast Group, Inc.
SIRVA, Inc.
Sitel
SKF USA Inc.
SLM Corporation
Smith International
SMSC Gaming Enterprises
Society Insurance
Society of Manufacturing Engineers
Sodexo USA
Solera Holdings, Inc.

Solo Cup Company
Solutia Inc.
Southern California Regional Rail Authority
Southern Company
Southern Union Company
Southwest Airlines
Southwest Gas Corporation
Southwest Research Institute
Southwestern Energy Company
Sovereign Bank Corporation
Spartan Light Metal Products Inc.
Spartan Stores, Inc.
Spectrum Brands, Inc.
Speedway SuperAmerica LLC
Spencer Gifts, LLC
Sprague Energy Corp.
Sprint Nextel Corporation
SPX Corporation
SRA International
SRCTec, Inc.
StanCorp Financial Group
Standard Motor Products, Inc.
Stantec Inc.
Staples, Inc.
Starbucks Coffee Company
StarTek
Starwood Vacation Ownership
State Auto Insurance Company
State Farm Insurance
State of Indiana
State of North Carolina
State Personnel Administration
State Teachers Retirement System of Ohio
StatoilHydro
Steelcase, Inc.
Stericycle, Inc.
Sterling Bancshares
STG, Inc.
Straumann USA
Stream Global Services
Stryker Corporation
Subaru of America, Inc.
Sun Life Financial (US)
Sunoco, Inc.
Sunrise Medical Inc.
Sunsweet Growers, Inc.
SunTrust Banks, Inc.
Superior Essex, Inc.
SuperMedia

SuperValu
SureWest Communications
Susquehanna Bancshares, Inc.
Swope Community Enterprises
Sykes Enterprises
Symcor
Symetra Financial
Syniverse Holdings, Inc.
Sypris Solutions, Inc.
Sysco Dallas
T. Rowe Price Group, Inc.
Target Corporation
Taubman Centers, Inc.
Taylor Morrison, Inc.
TD Ameritrade Holding Corp.
TD Banknorth, Inc.
TDS Telecom
TECO Energy, Inc.
Teknion LLC
Tekni-Plex, Inc.
TeleTech Holdings, Inc.
Tellabs
Tellus Operating Group, LLC
Temple-Inland, Inc.
Tenaris, Inc. USA
Tennant Company
Ternium International
Ternium USA, Inc.
Tesco Corporation, North American Business Unit
Tesoro Corporation
Texas Children’s Health Plan
Texas Industries, Inc.
Texas Mutual Insurance Company
Textainer
Textron Inc.
Textron Inc. - E-Z-Go
The Allstate Corporation
The American Kennel Club
The AmeriHealth Mercy Family of Companies
The Bank of New York Mellon
The Boeing Company
The Bureau of National Affairs, Inc.
The Capital Group Companies
The Carlyle Group
The Casey Group, Inc.
The Chubb Corporation
The Church of Jesus Christ of Latter- Day Saints
The Church Pension Group

The Coca-Cola Company
The Commerce Insurance Company
The Dannon Company, Inc.
The Doe Run Company
The E. W. Scripps Company
The Florida Aquarium, Inc.
The Ford Foundation
The Frost National Bank
The Gap, Inc.
The Gilt Groupe
The Hanover Insurance Group, Inc.
The Hartford Financial Services Group, Inc.
The Hershey Company
The Hertz Corporation
The Irvine Company
The Johns Hopkins University
The Johns Hopkins University Applied Physics Laboratory
The Joint Commission
The Kroger Company
The Midland Company
The MITRE Corporation
The New York Times Company
The Nielsen Company
The NPD Group, Inc.
The Ohio State University
The Pantry, Inc.
The Regence Group
The Schwan Food Company
The ServiceMaster Company
The Sherwin-Williams Company
The South Financial Group
The Sports Authority
The Sundt Companies, Inc.
The TJX Companies, Inc.
The Toro Company
The Travelers Companies, Inc.
The University of Arizona
The University of Chicago
The University of Texas System
The Vanguard Group, Inc.
The W.C. Bradley Co.
The Walt Disney Company, Disneyland Resort
The Walt Disney Company, Walt Disney Parks & Resorts, LLC
The Walt Disney Company, Walt Disney World
The Williams Companies, Inc.
The Woodbridge Group

The Yankee Candle Company, Inc.
Think Federal Credit Union
Thompson Hine LLP
Thomson Reuters
Thrivent Financial for Lutherans
THUMS Long Beach Company
TIAA-CREF
Tietex International
Time Warner Cable
Time, Inc.
T-Mobile USA
Toray Plastics (America), Inc.
Toyota Industrial Equipment Manufacturing, Inc.
Toys R Us, Inc.
TransCanada
Transocean
TransUnion, LLC
TravelCenters of America
Travelocity
Travis County
Trelleborg Coated Systems U.S., Inc.
Trelleborg Sealing Profiles U.S., Inc.
Tri Counties Bank
TriWest Healthcare Alliance
TrueBlue, Inc.
Trust Company of America
Trustmark Companies
TSYS Core
Tufts Health Plan
Tupperware Brands Corporation
Turner Broadcasting System, Inc.
Tween Brands, Inc.
Tyco Electronics
Tyco International, Electrical and Metal Products
Tyco International, Safety Products & Electrical and Metal Products
U.S. Foodservice
UCare Minnesota
ULTA Salon, Cosmetics & Fragrance, Inc.
Ultra Petroleum Corp.
Unilever U.S.
Union Tank Car Company
UnionBanCal Corporation
Unit Corporation
United America Indemnity, Ltd.
United Parcel Service
United Rentals, Inc.

United Services Automobile Association
United States Cellular Corporation
United States Enrichment Corporation (USEC), Gaseous Diffusion
United States Olympic Committee
United States Steel Corporation
United Stationers Supply Company
UnitedHealth Group
Universal Hospital Services
Universal Orlando
Universal Technical Institute
University Book Store
University of Alabama at Birmingham
University of Central Florida
University of Central Missouri
University of Houston
University of Illinois at Chicago
University of Louisville
University of Miami
University of Michigan
University of Minnesota, Crookston
University of Notre Dame
University of Pennsylvania
University of Southern California
UNUM Group
Uponor, Inc.
URS Corporation Infrastructure and Environment Division
US Bancorp
USG Corporation
Utah Retirement Systems, Public Employees Health Plan
Utah Transit Authority
Vail Resorts, Inc.
Valero Energy Corporation
Valmont Industries, Inc.
Vangent, Inc.
Vectren Corporation
Venoco, Inc.
Ventura Foods, LLC
Veolia Water North America
Verado Energy, Inc.
Verisk Analytics, Inc.
Verizon Wireless
Vermeer Corporation
VF Corporation
Videojet Technologies, Inc.
Vinson & Elkins, LLP
Virginia Credit Union, Inc.

Virginia Farm Bureau Federation
Virginia State Bar
Visteon Corporation
VIVA Health
Volvo Group North America
Vonage Holdings Corporation
VWR International
W.L. Gore & Associates, Inc.
Waddell & Reed
WageWorks, Inc.
Waggener Edstrom Worldwide
Wake County Government
Walgreen Company
Walgreen Company - Health Services
Warnaco, Inc.
Washington Gas
Washington Metropolitan Area Transit Authority
Washington University
Waste Management, Inc.
Watson Pharmaceuticals, Inc.
WEA Insurance Corp.
Weatherford
Webster Financial Corporation
Wegmans Food Markets, Inc.
Weil, Gotshal & Manges, LLP
Weill Cornell Medical College
WellCare Health Plans
Wellmark BlueCross BlueShield
WellPoint, Inc.
Wells’ Dairy, Inc.
Wells Fargo & Company
Weltman, Weinberg & Reis Co., LPA
Wendy’s/Arby’s Group, Inc.
West Marine Products, Inc.
Western Digital
Western Production Company
Western Union
Westfield Group
Westfield Insurance
Westlake Chemical Corporation
Weston Solutions, Inc.
Wheaton College
Wheels, Inc.
Whip Mix Corporation
Whirlpool Corporation
Whitney National Bank
Whole Foods Market, Inc.
William Blair & Company, LLC
William Marsh Rice University
Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr LP
Winn-Dixie Stores, Inc.
Winston Industries, Inc.
Wisconsin Court System
Wm. Wrigley Jr. Company
Wolters Kluwer NA
World Vision USA
Wyndham Worldwide
Xcel Energy Inc.
Xerox Corporation
XL America
XTO Energy, Inc.
Yamaha Corporation of America
Yellow Pages Group USA
Yeshiva University
Zale Corporation
Zebra Technologies Corporation
Zeon Chemicals North America
Zimmer Holdings, Inc.
Zions Bancorporation
Zurich North America

APPENDIX “D”

Radford

Global Life Sciences Survey - 2010

3-V Biosciences
454 Life Sciences/Roche
Aastrom Biosciences
Abbott Labs
Acceleron Pharma
Acclarent
Accuray
Achaogen
Achillion Pharmaceuticals
Acorda Therapeutics
Actelion Pharmaceuticals U.S.
Activx Biosciences
Acucela
Adamas Pharmaceuticals
Adolor
Advanced Biohealing
Aeras Global Tb Vaccine Foundation
Affymax
Affymetrix
Agennix
Agilent Technologies
Akros Pharma
Alcon Laboratories
Alder Biopharmaceuticals
Alexion Pharmaceuticals
Alexza Pharmaceuticals
Align Technology
Alkermes
Allen Institute For Brain Science
Allos Therapeutics
Alnylam Pharmaceuticals
Althea Technologies
Amag Pharmaceuticals
Ambit Biosciences
Ambrx
American Type Culture Collection
Amerisourcebergen
Amgen
Amicus Therapeutics
Amylin Pharmaceuticals
Amyris Biotechnologies
Anacor Pharmaceuticals
Anadys Pharmaceuticals
Anaptys Biosciences
Anika Therapeutics
Anp Technologies
Antigenics

AP Pharma
Aradigm
Archemix
Archimedes
Ardea Biosciences
Ardelyx
Ardian
Arena Pharmaceuticals
Ariad Pharmaceuticals
Arqule
Array Biopharma
Arthrocare
Aryx Therapeutics
Aspenbio Pharma
Astellas
Astrazeneca Pharmaceuticals
Auxilium Pharmaceuticals
Avecia Biotechnology
Aveo Pharmaceuticals
Axcan Pharma
Barrx Medical
BASF
Battelle Memorial Institute
Baxano
Baxter International
Baylor Health Care System
Beckman Coulter
Becton Dickinson
BG Medicine
Bio-Rad Laboratories
Biocryst Pharmaceuticals
Biogen Idec
Biomarin Pharmaceutical
Biomimetic Therapeutics
Bionumerik Pharmaceuticals
Biosphere Medical
Biotronik
BNBI
Booz Allen Hamilton
Bristol-Myers Squibb Company
Broad Institute
Burnham Institute For Medical Research
Cadence Pharmaceuticals
Caliper Life Sciences
Canon USA
Cardinal Health

Cardiokine
Cardiome Pharma
Cardionet
Cardiva Medical
Carefusion
Catalent
Catalyst Biosciences
Cato Research
Celera
Celgene
Cell Therapeutics
Celldex Therapeutics
Cellular Dynamics International
Celsion
Cephalon
Cepheid
Ceres
Certara
Cerus
Charles River Laboratories
Chemgenex Pharmaceuticals
Chemocentryx
Chimerix
Chugai Pharma USA LLC
Cincinnati Childrens Hospital
City of Hope
Clarient
Clinimetrics Research Associates
Clinsys Clinical Research
Clontech
Cobalt Biofuels
Codexis
Columbia Laboratories
Comentis
Complete Genomics
Conceptus
Concert Pharmaceuticals
Constellation Pharmaceutials
Covance
Covidien
Crescendo Bioscience
Cryolife
CSL Behring
Cubist Pharmaceuticals
Cumberland Pharmaceutical
Cylex
Cyntellect

Cypress Bioscience
Cytokinetics
Cytori Therapeutics
Daiichi Sankyo
Dana-Farber Cancer Institute
Delcath Systems
Dendreon
Depomed
Dfb Pharmaceuticals
Diadexus
Discovery Laboratories
DJO
Drais Pharmaceuticals
Duke Clinical Research Institute
Durect
Dusa Pharmaceuticals
Dyax
Dynavax Technologies
Ebioscience
Edwards Lifesciences
Eisai
Elan
Emd Serono
Emergent Biosolutions
Endocyte
Envivo Pharmaceuticals
Enzon
ERT
Eurand
EV3
Evotec
Exactech
Exelixis
Facet Biotech
Family Health International
Fenwal
Ferndale Laboratories
Ferring Research Institute
Fibrogen
Five Prime Therapeutics
Flextronics International
Foldrx Pharmaceuticals
Follica
Forest Laboratories
Fred Hutchinson Cancer Research Ctr
Galderma Laboratories
Galenea
Gen-Probe
Genencor A Danisco Division
Genentech
Genomatica
Genomic Health

Genvault
Genvec
Genzyme
Geron
Gilead Sciences
Globeimmune
Grifols
GTC Biotherapeutics
GTX
H Lee Moffitt Cancer Center
Halozyme Therapeutics
Harlan Laboratories
Harvard Bioscience
Harvard University
Heartware
Heidelberg Engineering
Helicos Biosciences
Helsinn Therapeutics
Heska
Hitachi Chemical Research Center
Hitachi Software Engineering America
Horizon Pharma
Howard Hughes Medical
Human Genome Sciences
Hutchinson Technology
Hyde Engineering + Consulting
Hydra Biosciences
Icon Clinical Research
Idenix Pharmaceuticals
Idera Pharmaceuticals
Ikaria
Illumina
Immucor
Immunogen
Impax Laboratories
INC Research
Incyte
Infinity Pharmaceutical
Ingenix
Inotek Pharmaceuticals
Inspire Pharmaceuticals
Intarcia Therapeutics
Intercell
Intermune
International Aids Vaccine Initiative
Intern’l Partnership For Microbicides (IPM)
Intrexon
Intuitive Surgical
Inventiv Clinical Solutions
Inverness Medical Innovations

Ipierian
Ipsen US
Ironwood Pharmaceuticals
Isis Pharmaceuticals
Ista Pharmaceuticals
Jazz Pharmaceuticals
Jennerex
Johnson & Johnson
Juvaris Biotherapeutics
Kalobios Pharmaceuticals
KBI Biopharma
Kendle International
Kensey Nash
King Pharmaceuticals
Kv Pharmaceutical
Lantheus Medical Imaging
Lawrence Berkeley Nat’l Lab
Lawrence Livermore Nat’l Lab
Lexicon Pharmaceuticals
Life Technologies
Lifecore Biomedical
Ligand Pharmaceuticals
Light Sciences Oncology
Ligocyte Pharmaceuticals
Liposcience
Logical Therapeutics
Lonza Biologics
Lovelace Respiratory Research Inst
Lundbeck USA
Macrogenics
Mannkind
Map Pharmaceuticals
Marcadia Biotech
Marshfield Clinic
Martek Biosciences
Massbiologics
Maxygen
Mayo Collaborative Services
MDRNA
Medicis Pharmaceutical
Medimmune
Medivation
Medpace
Medtronic
Mendel Biotechnology
Merck & Co
Merial
Meridian Bioscience
Merrimack Pharmaceuticals
Metabolex
Metabolix
Metabolon

Metagenics
Micell Technologies
Micrus Endovascular
Millennium The Takeda Oncology Company
Millipore
Miltenyi Biotec
Moksha8
Molecular Biometrics
Molecular Insight Pharmaceuticals
Momenta Pharmaceuticals
Monsanto
Monterey Bay Aquarium Research
Morphosys AG
Morphotek
Musculoskeletal Transplant Fdn
Mylan
Myriad Genetics
Myriad Pharmaceuticals
N30 Pharmaceuticals LLC
Nektar Therapeutics
Neurocrine Biosciences
Neurogesx
Neuropace
Neurotech Usa
New England Biolabs
Ngm Biopharmacueticals
Nitto Denko Technical
Novabay Pharmaceuticals
Novartis Inst/Functional Genomics
Novartis Pharmaceuticals
Novavax
Noven Pharmaceuticals
Novo Nordisk
Novocell
Novozymes
Novozymes North America
Nps Pharmaceuticals
Nuon Therapeutics
Nuvo Research
Omeros
Oncomed Pharmaceuticals
Onyx Pharmaceuticals
Optimer Pharmaceuticals
Opx Biotechnologies
ORA
Orasure Technologies
Orexigen Therapeutics
Organogenesis
Orlando Healthcare
Orthofix
OSI Pharmaceuticals

Osmotica Pharmaceucital
Osteotech
Outcome Sciences
Oxigene
Pacific Biosciences
Par Pharmaceutical
Paratek Pharmaceuticals
Parexel International
Pearl Therapeutics
Penwest Pharmaceuticals
Peplin
Peregrine Pharmaceuticals
Pfizer
Pharmaceutical Product Development
Pharmanet
Pharmasset
Pharmathene
Phaserx Pharmaceuticals
Phenomix
Photothera
Pioneer Hi-Bred International
Plexxikon
Polymedix
Portola Pharmaceuticals
PRA International
Premier Research Group
Progenics Pharmaceutical
Progentech
Promega
Prometheus Laboratories
Prostrakan
Proteon Therapeutics
PTC Therapeutics
Purdue Pharma LP
Qiagen Sciences
QLT
Qteros
Questcor Pharmaceuticals
Quidel
Quintiles
R&D Systems
Raptor Pharmaceuticals
Reckitt Benckiser Pharmaceuticals
Regeneron Pharmaceutical
Response Biomedical
Revance Therapeutics
RHO
Rigel
Roche Diagnostics
Roche Molecular Systems
RTI International

RXI Pharmaceuticals
Saic Frederick
Saint Joseph’s Translational Research Institute
Salix Pharmaceuticals
Salk Institute For Biological Studies
Sanford Research/USD
Sangamo Biosciences
Sangart
Sanofi Pasteur
Sanofi-Aventis
Santarus
Santen
Savient Pharmaceuticals
Sciclone Pharmaceuticals
Scripps Health
Scynexis
Seattle Children’s
Seattle Genetics
Selecta Biosciences
Senomyx
Sepracor
Sequenom
Seracare Life Sciences
Shionogi Pharma
Shire Pharmaceuticals
Siemens Healthcare
Sigma Tau Pharmaceuticals
Sigma-Aldrich
Signature Genomic Laboratories
Singulex
Skeletal Kinetics LLC
Smith & Nephew
Sorin Group USA
Southwest Foundation For Biomedical Research
Spectrum Health
Spectrum Pharmaceuticals
Sra International
Sri International
St Jude Childrens Research Hospital
St Jude Medical - Neuromodulation Division
Staar Surgical Company
Stanford University
Stanford University Medical Center
Stem Cells
Steris
Strategic Diagnostics
Stryker Biotech
Sunesis Pharmaceuticals
Supergen

Surface Logix
Surmodics
Sutro Biopharma
Symyx Technologies
Synta Pharmaceuticals
Synteract
Synthes USA
Synthetic Genomics
Takeda Pharmaceuticals North America
Talecris Biotherapeutics
Targacept
Teikoku Pharma
Teleflex
Telik
Tengion
Tethys Bioscience
Teva Pharmaceuticals USA
The Emmes Corporation
The Medicines Company
The Samuel Roberts Noble Foundation
The Scripps Research Institute
The University Of Chicago
Theravance
Thermo Fisher Scientific
Thoratec
Threshold Pharmaceuticals
Tolerrx
Tolmar
Transcept Pharmaceuticals
Trius Therapeutics
Trubion Pharmaceuticals
United Therapeutics
Uni. Of Miami Miller School Of Medicine
Valeant Pharmaceuticals Intl
Van Andel Institute
Vaxinnate
Ventus Medical
Verenium
Vertex Pharmaceuticals
Vetter Pharma International
Vical
Vifor Pharma-Aspreva
Viropharma Inc
Vitae Pharmaceuticals
Vivus
VLST
Warner Chilcott
Watson Pharmaceuticals
Wellstat Management

Wisconsin Alumni Rsrch Fdn
Xanodyne Pharmaceuticals
Xencor
Xenoport
Xoma
Zeltiq Aesthetics
Zimmer
Ziopharm Oncology
Zosano Pharma
Zymogenetics

APPENDIX “E”

Towers Watson Data Services

2010/2011 Survey Report on Top Management Compensation

The organizations from whom proxy data was obtained appear in italics.

3M Company
84 Lumber Company
A.O. Smith Corporation
AAA
AAR Corporation
Aaron’s, Inc.
Abbott Laboratories
Abercrombie & Fitch
ABM Industries, Inc.
Accident Fund Insurance Company of America
Accor North America
Acme Industries
Acuity
Acuity Brands, Inc.
ACUMED LLC
Administaff, Inc.
Adobe Systems, Inc.
ADTRAN Incorporated
Advance Auto Parts, Inc.
Advanced Micro Devices
AECOM Technology Corporation
Aegon USA
Aeronix, Inc.
Aeropostale, Inc.
AES Corporation
Aetna, Inc.
Affinia Group Intermediate Holdings, Inc.
AFLAC Incorporated
AFP, Inc.
AGCO Corporation
Agilent Technologies, Inc.
Agilysys, Inc.
AGL Resources, Inc.
AgriBank, FCB
Air Products & Chemicals, Inc.
AirTran Holdings, Inc.
Aker Solutions
AKSteel Holding Corporation
Alaska Air Group, Inc.
Albemarle Corporation
Alcoa, Inc.
Alfa Laval, Inc.

Allegheny County Sanitary Authority
Allegheny Energy, Inc.
Allegheny Technologies, Inc.
Allegiance Health
Allergan, Inc.
Allete, Inc.
Alliance Data Systems Corporation
Alliance Defense Fund
Alliance Residential LLC
Alliant Energy Corporation
Allstate Corporation
Ally Financial, Inc.
Alpha Natural Resources, Inc.
ALSAC St. Jude
Amazon.com, Inc.
Ambac Financial Group
Ambius
Ameren Corporation
American Cancer Society, Inc.
American Commercial Lines, Inc.
American Dehydrated Foods, Inc.
American Eagle Outfitters, Inc.
American Electric Power Company
American Express Company
American Family Insurance
American Greetings Corporation
American International Group, Inc.
American National Insurance
American Tire Distributors Holdings, Inc.
American Tower Corporation
American University
American Water
AMERIGROUP Corporation
AmeriPride Services, Inc.
Ameriprise Financial, Inc.
AmerisourceBergen Corporation
Ameristar Casinos
Ames True Temper
AMETEK, Inc.
AMETEK, Inc./Advanced Measurement Tech.
Amgen, Inc.
Amica Mutual Insurance Company

Amkor Technology, Inc.
Amphenol Corporation
AMR Corporation
Anadarko Petroleum Corporation
Analog Devices
Anchor Bank NA
Andersen Corporation
Andersons, Inc.
Anixter International, Inc.
Annaly Capital Management
AnnTaylor Stores Corporation
AOC LLC
AON Corporation
Apache Corporation
Apollo Group
Apple, Inc.
Applied Materials, Inc.
AptarGroup, Inc.
ARAMARK Corporation
Arch Coal, Inc.
Archstone
Armed Forces Insurance
Armstrong World Industries
Arrow Electronics, Inc.
ArvinMeritor, Inc.
Asahi Kasei Plastics NA, Inc.
Asbury Automotive Group, Inc.
Ascent Media Group
ASCO - Valve
Ash Grove Cement Company
Ashland, Inc.
Asset Marketing Service, Inc.
Assurant, Inc.
Asurion Corporation
AT&T, Inc.
Atlas Energy, Inc.
Atmos Energy Corporation
Aurora Healthcare
Autodesk, Inc.
Autoliv, Inc.
Automobile Club of Southern California
AutoNation, Inc.
AutoZone, Inc.

Avery Dennison Corporation
Avis Budget Group
Avista Corporation
Avon Products, Inc.
Axsys
The Actors Fund of America
The Auto Club Group
B Braun Medical, Inc.
B/E Aerospace, Inc.
Babson College
Baker Hughes, Inc.
Baldor Electric Company
Ball Corporation
Bank of America Corporation
Bank of New York Mellon Corporation
Baptist Health
Barilla America, Inc.
Barloworld Handling
Basler Electric Company
Baxter International, Inc.
Baylor College of Medicine
Baylor Health Care System
BB&T Corporation
Beacon Roofing Supply, Inc.
Bechtel Systems & Infrastructure, Inc.
Beckman Coulter, Inc.
Becton Dickinson & Company
Belk, Inc.
Bemis Company, Inc.
Bemis Manufacturing Company
Benchmark Electronics, Inc.
Berkshire Hathaway
Berry Plastics Corporation
Berwick Offray LLC
Best Buy Company, Inc.
Big Lots, Inc.
Bimbo Bakeries USA
Biodynamic Research Corporation
Biogen Idec, Inc.
Biomet
Bio-Rad Laboratories, Inc.
BJ Services Company
BJ’s Wholesale Club, Inc.
Black Hills Corporation
Blackrock, Inc.
Blackstone Group LP
Blockbuster, Inc.
Blue Cross Northeastern Pennsylvania
Blue Cross of Idaho Health Service, Inc.

BlueCross BlueShield of Arizona
BlueCross BlueShield of Delaware
BlueCross BlueShield of Louisiana
BlueCross BlueShield of Nebraska
BlueCross BlueShield of South Carolina
BlueCross BlueShield of Tennessee
Bluelinx Holdings, Inc.
BMW Manufacturing Corporation
Board of Governors of the Federal Reserve System
Boeing Company
Boise Cascade Holdings LLC
Boise, Inc.
Bon-Ton Stores, Inc.
Borders Group, Inc.
Borg Warner
Bosch Packaging Services
Bosch Rexroth Corporation
Boston Scientific Corporation
Boy Scouts of America
Boyd Gaming Corporate
Bradley Corporation
Brady Corporation
Bridgepoint Education
Briggs & Stratton Corporation
Brightpoint, Inc.
Brinks Company
Bristol-Myers Squibb Company
Broadcom Corporation
Broadlane, Inc.
Broadridge Financial Solutions
Brocade Communications Systems
Brookdale Senior Living
Brown Shoe Company, Inc.
Brownells, Inc.
Brown-Forman Corporation
Brunswick Corporation
Bryant University
BSSI
Bucyrus International, Inc.
Buffets, Inc.
Burger King Holdings, Inc.
The Bergquist Company
The Body Shop
C H Robinson Worldwide, Inc.
C.R. Bard, Inc.
Cabelas, Inc.
Cablevision Systems Corporation
Cabot Corporation
Caci International, Inc.
Caelum Research Corporation

California Casualty Management Company
California Dental Association
Calpine Corporation
Calumet Specialty Products Partners LP
Cameron International Corporation
Campbell Soup Company
Career Education Corporation
Carhartt, Inc.
CaridianBCT, Inc.
Carlisle Cos, Inc.
Carlson Companies, Inc.
CarMax
Carpenter Technology Corporation
Carter
Carter’s, Inc.
Catalyst Health Solutions
Caterpillar, Inc.
CB Richard Ellis
CBS Corporation
CC Media Holdings, Inc.
CDM
CEC Entertainment, Inc.
CEI
Celanese Corporation
Celgard, Inc.
Celgene Corporation
CEMEX, Inc.
Centene Corporation
CenterPoint Energy, Inc.
Central Garden & Pet Company
CenturyLINK
Cenveo, Inc.
Cephalon, Inc.
Cerner Corporation
CEVA Logistics
CEVA Logistics US, Inc.
CFA Institute
CFIndustries Holdings, Inc.
CH2M Hill Companies, Ltd.
Charles Schwab Corporation
Charlotte Mecklenburg Schools
Charming Shoppes, Inc.
Charter Communications, Inc.
Cheesecake Factory, Inc.
Chemtreat, Inc.
Chemtura Corporation
Chesapeake Energy Corporation
Chevron Corporation
Chicago Transit
Chickasaw Nation
Chico’s FAS, Inc.

Children’s Healthcare Atlanta
Chiquita Brands International, Inc.
Choice Hotels International
CHS, Inc.
Chubb Corporation
Chumash Employee Resource Center
Church & Dwight, Inc.
Church of Jesus Christ of Latter-Day Saints
CIGNA Corporation
Cincinnati Financial Corporation
Cinemark Holdings, Inc.
Cirque Du Soleil, Inc.
CIT Group, Inc.
CitationAir
Citigroup, Inc.
Citrix Systems, Inc.
City & County of Denver/Career Service Auth.
City of Charlotte
City of Dallas
City of Garland
City of Houston
City of Philadelphia
Clarian Health
Clearwater Paper Corporation
Cleco Corporation
Cliffs Natural Resources, Inc.
Clorox Company
ClubCorp, Inc.
CMEGroup, Inc.
CMS Energy Corporation
CNA
CNL Financial Group
CNO Financial Group, Inc.
Coca Cola Company
Coca Cola Enterprises, Inc.
Cognizant Tech Solutions
Colgate Palmolive Company
Collective Brands, Inc.
Colorado Springs Utilities
Colsa Corporation
Columbia Sportswear Company
Comcast Corporation
Comerica, Inc.
Commercial Metals
CommScope, Inc.
Community Coffee Company LLC
Community Health Systems, Inc.
Computer Task Group
ConnectiCare Capital LLC
Conocophillips

Consol Energy, Inc.
Consolidated Edison, Inc.
Constellation Energy
Continental Airlines, Inc.
Continental Data Graphics
Convergys Corporation
Con-Way
Cook Communications Ministries
Cooper Tire & Rubber Company
Cooper-Standard Holdings, Inc.
CooperVision, Inc.
Core Mark Holding Company, Inc.
Corinthian Colleges
Corn Products International, Inc.
Cornell University
Corning, Inc.
Correctional Medical Services
Corrections Corporation of America
Costco Wholesale Corporation
Country Insurance & Financial
County of Spotsylvania
Covance, Inc.
Covanta Holding Corporation
Coventry Health Care, Inc.
CPS Energy
Cracker Barrel Old Country Store, Inc.
Crane Company
Crosstex Energy, Inc.
Crown Castle International Corporation
CSX Corporation
CTS Corporation
Cultural Institute Retirement System
Cummins, Inc.
CUNA Mutual Group
Curtiss Wright Corporation
CVREnergy, Inc.
CVS Caremark
Cytec Industries, Inc.
The Chamberlain Group, Inc.
The Colman Group, Inc.
The Community Preservation Corporation
D R Horton, Inc.
Daimler Financial Services
Dallas County
Dal-Tile, Inc.
Dana Holding Corporation
Danaher Corporation
Data Center, Inc.
DaVita, Inc.
Dean Foods Company

Deere & Company
Dekalb Regional Healthcare Systems
Delta Air Lines, Inc.
Delta Dental Plan of Michigan
Deluxe Corporation
Denny’s, Inc.
Denso International America
DENTSPLY International, Inc.
DePaul University
Devon Energy Corporation
Dex One Corporation
DFW International Airport
Dick’s Sporting Goods, Inc.
Dickstein Shapiro LLP
Diebold, Inc.
Dillards, Inc.
DIRECTV
Discover Financial Services, Inc.
Discovery Communications, Inc.
DISH Network
Diversey, Inc.
Doherty Employer Services
Dole Food Company, Inc.
Dollar General Corporation
Dollar Thrifty Automotive Group
Dominion Resources, Inc.
Donaldson Company, Inc.
Dover Corporation
Dow Chemical
DPL, Inc.
Dr. Pepper Snapple Group, Inc.
Dresser-Rand Group, Inc.
DST Systems, Inc.
DTE Energy
Duane Reade Holdings, Inc.
Duke Energy Corporation
Duke Realty Corporation
Duke University & Health System
Dun & Bradstreet Corporation
DuPont
Dupont Fabros Technology
Dyn McDermott
Dynegy, Inc.
The Decurion Corporation
E Trade Financial Corporation
Early Warning Services
Eastman Chemical Company
Eastman Kodak Company
Eaton Corporation
eBay, Inc.
Echostar Corporation
Ecolab, Inc.
Edison Mission Energy

Edward Jones & Company
Edwards Lifesciences
Einstein Noah Restaurant Group
El Paso Corporation
Electrolux Homecare of North America
Eli Lilly & Company
Elizabeth Arden, Inc.
EMC Corporation
EMCOR Group, Inc.
Emerson Climate Technologies, Inc.
Emerson Electric
Enbridge Energy Partners LP
Energizer Holdings, Inc.
Energy Enterprise Solutions LLC
Energy Future Holdings
Energy Transfer Equity LP
EnergySolutions, Inc.
Enpro Industries (Fairbanks Morse Engine)
Entergy Corporation
Enterprise GP Holdings LP
EOG Resources, Inc.
EON US LLC
Equifax, Inc.
Equity Residential
Erickson Retirement Communities
Erie Insurance Group
ESCO Corporation
ESCO Technologies
Esterline Technologies Corporation
Etnyre International, Ltd.
Evraz, Inc.
Exel, Inc.
Exelon Corporation
Exempla Health Care, Inc.
Exide Technologies
Expedia, Inc.
Express Scripts, Inc.
Exterran Holdings, Inc.
Extra Space Storage
Exxon Mobil Corporation
FAIR Plan Insurance Placement Facility of PA
Fairfield Manufacturing
Family Dollar Stores
Fannie Mae
Farmland Foods, Inc.
Fastenal Company
Federal Reserve Bank of Boston
Federal Reserve Bank of Chicago
Federal Reserve Bank of Cleveland
Federal Reserve Bank of Dallas

Federal Reserve Bank of Kansas City
Federal Reserve Bank of Minneapolis
Federal Reserve Bank of Philadelphia
Federal Reserve Bank of San Francisco
Federal Reserve Bank of St. Louis
FedEx Express
FedEx Ground
FedEx Office
Fender Musical Instruments
Ferguson Enterprises
Fermi National Accelerator Laboratory
FerrellGas, Inc.
Ferro Corporation
Fiberweb
Fidelity National Financial
Fidelity National Information Services
Fifth Third Bancorp
First Bank
First Citizens Bank
First Horizon National Corporation
First Solar, Inc.
FirstEnergy Corporation
Fiserv, Inc.
Fleetwood Group
Flexcon Company, Inc.
Flexible Steel Lacing Company
Florida Power & Light Company
Flowers Foods, Inc.
Flowserve Corporation
Fluor Corporation
FMC Corporation
FMC Technologies, Inc.
Follett Corporation
Foot Locker, Inc.
Ford Motor Company
Fortune Brands
Fossil, Inc.
Foster Poultry Farms
Foundation for California Community Colleges
Franklin Resources, Inc.
Franklin W. Olin College of Engineering
Freeman Dallas Corporate Office
Freeport-McMoRan Copper & Gold, Inc.
Fremont Group

Friendly Ice Cream Corporation
Froedtert & Community Health
Frontier Communications Corporation
Frontier Oil Corporation
Funeral Directors Life Insurance Company
The First American Corporation
G&K Services
Gallagher Arthur J & Company
Gannett Company
Gap, Inc.
Gardner Denver, Inc.
Gas Technology Institute
Gaylord Entertainment
General Cable Corporation
General Dynamics Corporation
General Dynamics Information Technology
General Electric Company
General Nutrition, Inc.
Genesis Energy
Gentiva Health Services
Genuine Parts Company
Genworth Financial, Inc.
Genzyme Corporation
Georg Fischer Signet LLC
Georgia Gulf Corporation
Georgia Institute of Technology
Gerdau Ameristeel
Gilbarco, Inc.
Gilead Sciences, Inc.
Glatfelter Company
Global Partners LP
GOJO Industries, Inc.
Gold Eagle Company
Goldman Sachs Group, Inc.
Goodman Manufacturing
Goodrich Corporation
Goodyear Tire & Rubber Company
Google, Inc.
Graco, Inc.
Graham Packaging Company, Inc.
Grande Cheese Company
Grange Mutual Insurance Company
Granite Construction, Inc.
Graphic Packaging Holding Company
Graybar Electric Company, Inc.
Great American Insurance/Great American Financial
Great Plains Energy, Inc.
Greenheck Fan Corporation

Greif, Inc.
Greyhound Lines, Inc.
Grinnell Mutual Reinsurance Company
Group 1 Automotive, Inc.
Grow Financial Federal Credit Union
Growmark, Inc.
GTECH Corporation
GuideStone Financial Resources
The Gleason Works
Habitat for Humanity International
Halliburton Company
Hancock Holdings Company
Hanesbrands, Inc.
Hannaford Bros. Company
Hanover Insurance Group, Inc.
Hapag-Lloyd (America), Inc.
Harley Davidson Motor Company
Harman International Industries
Harrahs Entertainment, Inc.
Harris County Hospital District
Harsco Corporation
Hartford Financial Services
Harvard Vanguard Medical Associates
Harvey Industries
Hasbro, Inc.
Hastings Mutual Insurance Company
Hawaiian Electric Industries, Inc.
Haynes & Boone LLP
Hayward Industries, Inc.
Hazelden Foundation
HCA, Inc.
HCC Insurance Holdings, Inc.
HD Supply, Inc.
HDR, Inc.
Health Care Service Corporation
Health Management Association
Health Net
Health Partners
Health Plus of Michigan
HealthNow New York
HealthSouth Corporation
HealthSpring, Inc.
Heartland Food Corporation
Heartland Payment Systems, Inc.
Heat Transfer Research, Inc.
Helmerich & Payne, Inc.
Hendrick Medical Center
Hendrickson International
Henry Ford Health System
Hercules Offshore
Herman Miller, Inc.

Hershey Company
Hertz Global Holdings, Inc.
Hess Corporation
Hewitt Associates, Inc.
Hewlett-Packard Company
Hexion Specialty Chemicals, Inc.
High Industries, Inc.
Highmark, Inc.
Hill Phoenix
Hilti, Inc.
Hitachi America, Ltd.
HNI Corporation
HNTB Corporation
Holden Industries, Inc.
Holly Corporation
Hologic, Inc.
Home Depot, Inc.
Home Shopping Network
Honeywell International, Inc.
Horizon Blue Cross Blue Shield
Hormel Foods Corporation
Hospira, Inc.
Host Hotels & Resorts, Inc.
Hostess Brands
Hot Topic, Inc.
Hubbell, Inc.
Hudson City Bancorp, Inc.
Hu-Friedy Manufacturing Company, Inc.
Humana, Inc.
Hunter Industries
Huntington Bancshares
Huntsman Corporation
Huron Consulting Group
Hutchinson Technology Incorporated
Hyatt Hotels Corporation
Hyundai Motor Manufacturing of Alabama
IAC/Interactivecorp
Icahn Enterprises LP
IDEX Corporation
IDEXX Laboratories, Inc.
IDT Corporation
IKON Office Solutions
Illinois Tool Works, Inc.
Imation Corporation
IMS Health, Inc.
Indiana Farm Bureau Insurance
Inergy Holdings LP
Information Management Service
Ingersoll Rand
Ingles Markets, Inc.

Ingram Industries, Inc.
Ingram Micro, Inc.
Insight Enterprises, Inc.
In-Sink-Erator
Institute for Defense Analyses
Institute of Nuclear Power Operations
Insurance Auto Auctions
Integrys Energy Group, Inc.
Intel Corporation
Interbake Foods, Inc.
InterMetro Industries Corporation
International Assets Holding Company
International Business Machines Corporation
International Dairy Queen, Inc.
International Flavors & Fragrances
International Game Technology
International Paper Company
Interpublic Group of Companies
Intertape Polymer Group
Intuit, Inc.
Invacare Corporation
Invensys Controls
Iron Mountain Canada Corporation
Ithaca College
Itochu International, Inc.
Itron, Inc.
ITT Corporation
ITT Industries - AES
The Irvine Company
J J Keller & Associates, Inc.
J R Simplot Company
J&J Worldwide Services
J.C. Penney Company
Jabil Circuit, Inc.
Jack In The Box, Inc.
Jacobs Engineering Group, Inc.
Jacobs Technology, Inc.
James Hardie Building Products
Jarden Corporation
JB Hunt Transport Services, Inc.
Jet Blue Airways
JM Family Enterprises
Jo-Ann Stores, Inc.
John Crane, Inc.
John Wiley & Sons, Inc.
Johns Hopkins University
Johnson & Johnson
Johnson Controls, Inc.
Johnson Financial Group
Jones Apparel Group, Inc.

Jones Financial Companies LLLP
Jones Lang LaSalle
Jostens, Inc.
Joy Global, Inc.
JP Morgan Chase & Company
Judicial Council of California
Juniper Networks, Inc.
K Hovnanian Companies LLC
Kalsec, Inc.
Kansas Farm Bureau
KAR Auction Services, Inc.
Katun Corporation
KB Home
KBR, Inc.
Keihin North America
Kellogg Company
Kelly Services, Inc.
Kettering University
Kewaunee Scientific Corporation
Keycorp
Keystone Automotive Industries
Keystone Foods Corporation
KI, Inc.
Kimberly-Clark Corporation
Kimley-Horn and Associates, Inc.
Kinder Morgan Energy
Kindred Healthcare
Kinetic Concepts, Inc.
King Pharmaceuticals, Inc.
Kingston Technology
Klein Tools
Kohler Company
Kohls Corporation
Komatsu America Corporation
Kraft Foods, Inc.
L.L. Bean, Inc.
L-3 Communications Holdings, Inc.
L-3 Communications,Global Sec&Eng Solutions
La Macchia Enterprises
Lab Volt Systems
Laboratory Corporation of America Holdings
Laclede Group, Inc.
Lake Federal Bank
Lake Forest Academy
Lake Region Medical
Lance, Inc.
Landstar System, Inc.
Lantech.com
Las Vegas Sands Corporation
Leap Wireless International, Inc.
Lear Corporation

Legal & General America
Leggett & Platt, Inc.
Lender Processing Services
Lennar Corporation
Lennox International, Inc.
Level 3 Communications, Inc.
Levi Strauss & Company
Lexmark International, Inc.
Liberty Global, Inc.
Liberty Media Corporation
Lieberman Research Worldwide
Life Technologies Corporation
Lifepoint Hospitals, Inc.
Limited Brands
Lincare Holdings, Inc.
Lincoln Electric Holdings, Inc.
Lincoln National Corporation
Lithia Motors, Inc.
Littelfuse, Inc.
Little Lady Foods
Live Nation Entertainment, Inc.
Liz Claiborne
LKQ Corporation
Lockheed Martin Corporation
Loews Corporation
Lorillard, Inc.
Los Angeles Unified School District
Louisiana Pacific
Lower Colorado River Authority
Lowe’s Companies, Inc.
Lozier Corporation
LPL Investment Holdings, Inc.
LSG Sky Chefs
LSI Corporation
Lubrizol Corporation
Lufthansa AirPlus Servicekarten GmbH
Luther Midelfort-Mayo Health System
Lutron Electronics
Luxottica Retail
M & F Worldwide Corporation
M & T Bank Corporation
Macy’s, Inc.
Magellan Health Services
Magna Seating Systems Engineering
Malco Products, Inc.
Malt-O-Meal
Manitowoc Company
MANN+HUMMEL USA, Inc.
Manpower International, Inc.
Manpower, Inc.
ManTech International

MAPFRE USA, Corporation
Marathon Oil Corporation
Maricopa County Office of Mgmt & Budget
Maricopa Integrated Health System
Maritz, Inc.
Markel Corporation
Market Planning Solutions, Inc.
Marriott International, Inc.
Mars North America
Marsh & Mclennan Companies
Marshall & Ilsley Corporation
Marshfield Clinic
MARTA
Martin Marietta Materials, Inc.
Mary Kay, Inc.
Maryland Department of Transportation
Masco Corporation
Massey Energy Company
MasTec, Inc.
Master Halco
Mattel, Inc.
Maxim Integrated Products, Inc.
Mayo Clinic
McAfee, Inc.
McCormick & Company, Inc.
McDonald’s Corporation
MCG Health, Inc.
McGraw-Hill Companies
McKesson Medical-Surgical
MDU Resources Group, Inc. (WBI Holdings)
MeadWestvaco Corporation
Mecklenburg County
Medco Health Solutions, Inc.
Media General, Inc.
Medline Industries
Men’s Wearhouse, Inc.
Mercer University
Merck & Company
Mercury General Corporation
Merit Medical Systems
MeritCare Health System
Merrill Corporation
MetroPCS Communications, Inc.
Metropolitan Life Insurance Company
Metropolitan Transit Authority
Mettler-Toledo International, Inc.
MFS Investment Management
MGIC Investment Corporation
MGM Mirage

Miami Children’s Hospital
Miami Dade Community College
Michael Baker Corporation
Michael Foods, Inc.
Michaels Stores, Inc.
Micron Technology, Inc.
Midwest Research Institute
Mike Albert Leasing, Inc.
Millennium Inorganic Chemicals
Mine Safety Appliances Company
Minnesota Management & Budget
Mirant Corporation
Mission Foods
Missouri Department of Conservation
Missouri Department of Transportation
Mitsubishi International Corporation
Mitsubishi Motor Manufacturing
MMS Consultants, Inc.
Mohawk Industries
Mohegan Sun Casino
Molex, Inc.
Molina Health Care, Inc.
Molson Coors Brewing Company
Momentive Performance Materials, Inc.
Monsanto Company
Moody’s Corporation
Moog, Inc.
Morgan Stanley
Motorola, Inc.
MTA Long Island Bus
MTD Products, Inc.
MTS Systems Corporation
Mueller Industries, Inc.
Murphy Oil Corporation
Mutual of Enumclaw Insurance Company
Mutual of Omaha
Mylan, Inc.
The Methodist Hospital
NACCO Industries, Inc.
Nalco Holding Company
NASDAQ OMX Group, Inc.
Nash Finch Company
National Academies
National Fuel Gas Company
National Futures Association
National Interstate Insurance Company
National Oilwell Varco, Inc.
National Safety Council

National Tobacco Company
Nature’s Sunshine Products, Inc.
Navistar International Corporation
Navy Exchange Service Command
NBTY, Inc.
NCCI Holdings, Inc.
NCR Corporation
Nebraska Public Power District
Neiman Marcus
Netflix, Inc.
New Jersey Resources Corporation
New York Times Company
Newell Rubbermaid, Inc.
Newmont Mining Corporation
NewPage Corporation
Nicor Gas
Nicor, Inc.
NII Holdings, Inc.
NiSource Corporate Services
Nissin Foods (USA) Company, Inc.
NJM Insurance Group
Noble Energy, Inc.
Nordson Corporation
Nordstrom
Nordstrom, Inc.
Norfolk Southern Corporation
North Carolina State Employees’ Credit Union
North Texas Tollway Authority
Northeast Utilities
Northern Trust Corporation
Northrop Grumman Corporation
Northwestern Mutual
NovaMed Corporation
NRG Energy, Inc.
NRUCFC
Nstar
Nucor Corporation
NuStar Energy LP
NV Energy, Inc.
NVIDIA Corporation
NVR, Inc.
NYSE Euronext
The Nielsen Company
The Nordam Group
Occidental Petroleum Corporation
Oceaneering International
Oerlikon Balzers Coating USA, Inc.
Office Depot, Inc.
OfficeMax
OGE Energy Corporation
Ohio Public Employees Retirement System

Ohio State University
Ohio University
OHL
Oil States International, Inc.
Oil-Dri Corporation of America
Old Dominion Electric Cooperative
Old Republic Companies
Omnicare, Inc.
Omnicom Group
Omnova Solutions, Inc.
ON Semiconductor Corporation
ONEOK, Inc.
Orange County Government
Orbital Science Corporation
Oregon State Lottery
O’Reilly Automotive, Inc.
Oshkosh Corporation
Owens & Minor, Inc.
Owens Corning
Owens-Illinois, Inc.
Oxford Industries
The Ohio State University Medical Center
The Oppenheimer Group
PACCAR, Inc.
Pacer International, Inc.
Packaging Corporation of America
Pactiv Corporation
Pall Corporation
Panduit Corporation
Pantry, Inc.
Papa John’s International
Parsons Child & Family Center
Patterson Companies, Inc.
PC Connection, Inc.
Peabody Energy Corporation
Pearson Education
Penn National Gaming, Inc.
Penn State Hershey Medical Center
Penske Automotive Group, Inc.
Pentair, Inc.
Pep Boys-Manny Moe & Jack
Pepco Holdings, Inc.
Pepsi Bottling Group, Inc.
PepsiCo, Inc.
Perkinelmer, Inc.
Petsmart, Inc.
Pfizer, Inc.
PG&E Corporation
Pharmavite LLC
Pharmerica Corporation
PHH Arval
PHH Corporation

PHI, Inc.
Philip Morris International, Inc.
Phillips - Van Heusen Corporation
Phoenix Companies, Inc.
Picerne Military Housing
Piedmont Natural Gas Company, Inc.
Pier 1 Imports
Pilgrim’s Pride Corporation
Pinnacle Airlines
Pinnacle Foods Finance LLC
Pinnacle West Capital Corporation
Pinnacol Assurance
Pioneer Natural Resources Company
Pitney Bowes, Inc.
Plains All Ameican Pipelne LP
Plexus Corporation
PM Company
PNC Financial Services Group, Inc.
PNM Resources, Inc.
Polaris Industries, Inc.
Polymer Technologies
Polyone Corporation
Popular, Inc.
Port Authority of Allegheny County
Port of Portland
Portland General Electric Company
Poudre Valley Health Systems
PPG Industries, Inc.
PPL Corporation
Praxair, Inc.
Preformed Line Products Company
Premera Blue Cross
Priceline.com, Inc.
Pride International, Inc.
Prince William Health System
Principal Financial Group, Inc.
Probuild Holdings, Inc.
Progress Energy, Inc.
Progressive Corporation
Project Management Institute
Property Casualty Insurers Assoc. of America
Protective Life Corporation
Prudential Financial, Inc.
Psion Teklogix, Inc.
Psychiatric Solutions, Inc.
Public Service Enterprise Group, Inc.
Public Storage
Public Utility District #1 of Chelan County
Publix Super Markets, Inc.

Puget Energy, Inc.
Pultegroup, Inc.
The Pampered Chef
QSC Audio Products, Inc.
QTI Human Resources
Qualcomm, Inc.
Quality Bicycle Products
Quanta Services, Inc.
Quest Diagnostics Incorporated
Questar Corporation
Quiksilver, Inc.
Qwest Communications International, Inc.
R L I Insurance Company
R L Polk & Company
Radio One
Radioshack Corporation
Ralcorp Holdings, Inc.
Raymond James Financial
Raytheon Company
REA Magnet Wire Company, Inc.
Realogy Corporation
Recology
Red Wing Shoe Company
Redcats USA
Regal Entertainment Group
Regal-Beloit
Regency Centers Corporation
Regions Financial Corporation
Reinsurance Group of America
Reliance Steel & Aluminum Company
Remington Arms Company, Inc.
Renaissance Learning, Inc.
Renown Health
Rent-A-Center, Inc.
Republic Services, Inc.
Res-Care, Inc.
Rexel, Inc.
Reynolds American, Inc.
Rice University
RiceTec, Inc.
Rich Products Corporation
Richco
Ricoh Electronics, Inc.
Rite - Hite Holding Corporation
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STERIS
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Suncoast Schools Federal Credit Union
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Zions Bancorporation

PATHEON INC.

2100 Syntex Court

Mississauga, Ontario L5N 7K9

www.patheon.com

JLL PATHEON HOLDINGS, LLC c/o 450 LEXINGTON AVENUE, 31ST Floor NEW YORK, NY 10017	Security Class: CLASS I PREFERRED SHARES, SERIES D

Number of Securities: 150,000

Form of Proxy - Annual and Special Meeting to be held on March 28, 2013 at 10:30 am EDT

This Proxy is solicited by and on behalf of the Management and Board of Directors of Patheon Inc. (“Patheon”)

Notes to proxy

1.	Every holder has the right to appoint a proxyholder, being some other individual or company, who need not be a holder, to attend and act on behalf of the holder at the meeting. If you will not attend the meeting to vote in person, and you wish to appoint as your proxyholder an individual or company other than the Management Proxyholders (as herein defined), please insert the name of your chosen proxyholder in the space provided (see second page).

2.	If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	If this proxy is not dated in the space provided below, it will be deemed to bear the date on which it is mailed by Management to the holder.

4.	The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of the matter herein identified, then (a) where the Management Proxyholders (as herein defined) are appointed, this proxy will be voted as recommended by Management, or (b) where any other person is appointed as proxyholder, this proxy will be voted as the proxyholder sees fit.

5.	This proxy confers discretionary authority in respect of amendments to the matter herein identified.

6.	This proxy should be read in conjunction with the accompanying Proxy Statement and Management Information Circular provided by Management.

7.	Complete this form of proxy in accordance with the above instructions and return it to Patheon Inc., Attention: Corporate Secretary, 2100 Syntex Court, Mississauga, Ontario L5N 7K9 so that it arrives no later than Tuesday, March 26, 2013 at 10:30 a.m. (EDT) (or, if the meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting is reconvened).

Appointment of Proxyholder

The undersigned holder of Class I Preferred Shares, Series D of Patheon appoints Paul S. Levy, or failing		[Print the name of the person you are appointing if this person is someone
him, James C. Mullen (the “Management Proxyholders”)	OR	other than the Management Proxyholders named herein.]

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the annual and special meeting of shareholders to be held at 10:30 a.m. on March 28, 2013 and at any postponement(s) or adjournment(s) thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Withhold
1. Election of Directors
The directors and management recommend a vote FOR the election as directors of the nominees listed below.

Paul S. Levy	☐	☐

Michel Lagarde	☐	☐

Nicholas C. O’Leary	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s):
JLL Patheon Holdings, LLC
By:

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the meeting. If no voting instructions are indicated above, and if the Management Proxyholders are appointed, this Proxy will be voted as recommended by Management.

Name(s):

Title(s):

Date:

Interim Financial Statements		Annual Financial Statements
Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Mark this box if you would NOT like to receive the annual financial statements and accompanying Management’s Discussion and Analysis by mail.	☐

PATHEON INC.
9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class Restricted Voting Shares Holder Account Number C1234567890 X X X

Form of Proxy - Annual and Special Meeting to be held on March 28, 2013 at 10:30 am EDT

This Proxy is solicited by and on behalf of the Management and Board of Directors of Patheon Inc. (“Patheon”).

Notes to proxy

1.	Every holder has the right to appoint a proxyholder, being some other individual or company, who need not be a holder, to attend and act on behalf of the holder at the meeting. If you will not attend the meeting to vote in person, and you wish to appoint as your proxyholder an individual or company other than the Management Proxyholders (as herein defined), please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then each registered owner should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of the matter herein identified, then (a) where the Management Proxyholders (as herein defined) are appointed, this proxy will be voted as recommended by Management, or (b) where any other person is appointed as proxyholder, this proxy will be voted as the proxyholder sees fit.

6.	This proxy confers discretionary authority in respect of amendments to the matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

7.	This proxy should be read in conjunction with the accompanying Proxy Statement and Management Information Circular provided by Management.

Proxies submitted must be received by 10:30 am, EDT, on March 26, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. To vote by mail, return completed proxy to 9th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345
00XYPA	CPUQC01.E.INT/000001/i1234

+

+	MR SAM SAMPLE	C1234567890 XXX 123

Appointment of Proxyholder

The undersigned holder(s) of restricted voting shares of Patheon appoints Paul S. Levy, or failing him, James C. Mullen (the “Management Proxyholders”)	OR	[Print the name of the person you are appointing if this person is someone other than the Management Proxyholders named herein.]

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of shareholders to be held at 10:30 a.m. on March 28, 2013 and at any postponement(s) or adjournment(s) thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors The directors and management recommend a vote FOR the election as directors of the nominees listed below.		For	Withhold

01. Daniel Agroskin		☐	☐

02. James C. Mullen		☐	☐

03. Brian G. Shaw		☐	☐

04. David E. Sutin		☐	☐

05. Joaquin B. Viso		☐	☐

06. Derek J. Watchorn		☐	☐

		For	Withhold

2. Appointment of Auditors

The directors and management recommend a vote FOR the appointment of Ernst & Young LLP as auditors of Patheon for the ensuing year at remuneration to be fixed by the board of directors of Patheon.

		☐	☐

	For	Against	Abstain

3. Amendment to the By-laws with Respect to Quorum Requirements

The directors and management recommend a vote FOR the resolution to amend Patheon’s By-laws to increase the quorum requirement for meetings of shareholders.

	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and if the Management Proxyholders are appointed, this proxy will be voted as recommended by Management.

DD / MM / YY

	☐	+

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

¢	999999999999	045955	AR2	PTIQ
00XYQC